                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07747

                            Nuveen Multistate Trust I
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
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                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: May 31
                                               ------

                      Date of reporting period: May 31, 2005
                                                ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
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                                               Annual Report dated May 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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IT'S FAST, EASY & FREE:
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(Be sure to have the address sheet that accompanied this report handy. You'll
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                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders have been asked to formally approve the continuation of your Fund's management contract with Nuveen. You should have already received proxy materials asking for such approval in recent weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 14, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  for the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds

  Portfolio manager Scott Romans examines economic and market conditions, key investment strategies, and the performance of the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds. Scott, who has 5 years of investment experience, has managed the Funds since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and the municipal market during the 12-month reporting period ended May 31, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.8 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in April 2005, although the following month's increase was a much smaller 78,000 jobs. On May 31, 2005, the unemployment rate was 5.1 percent, below the
5.6 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of eight times. By May 2005, the short-term federal funds rate stood at 3 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.25 percent.)

Although inflation generally was rising, its rate of increase was seemingly in line with bond investors' expectations. Accordingly, investors correctly assumed that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, shorter-term municipal bond yields rose in line with the Fed's rate hikes. Lower-rated credits were among the best-performing securities in the municipal market during the period. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first five months of 2005, for example, new municipal issuance totaled $164 billion, an increase of about 6 percent over new supply in the first five months of 2004.

How did the Funds perform during the 12 months ended May 31, 2005?

The table on the next page provides total return performance information for the three Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2005. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/05
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Arizona Municipal Bond Fund
         A Shares at NAV                          7.28%  6.42%   5.33%
         A Shares at Offer                        2.78%  5.51%   4.87%
         Lipper Arizona Municipal Debt Funds
           Category Average/1/                    6.61%  6.17%   5.07%
         Lehman Brothers Municipal Bond Index/2/  7.96%  7.30%   6.22%
         -------------------------------------------------------------

         Nuveen Colorado Municipal Bond Fund
         A Shares at NAV                          9.50%  7.00%   5.68%
         A Shares at Offer                        4.90%  6.08%   5.22%
         Lipper Colorado Municipal Debt Funds
           Category Average/1/                    7.05%  6.66%   5.47%
         Lehman Brothers Municipal Bond Index/2/  7.96%  7.30%   6.22%
         -------------------------------------------------------------

         Nuveen New Mexico Municipal Bond
           Fund
         A Shares at NAV                          9.41%  6.53%   5.38%
         A Shares at Offer                        4.83%  5.63%   4.93%
         Lipper Other States Municipal Debt
           Funds Category Average/1/              5.91%  5.95%   4.96%
         Lehman Brothers Municipal Bond Index/2/  7.96%  7.30%   6.22%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

factors determining the performance of each Fund are discussed later in the report.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of a state Fund with a national average is imperfect since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of May 31, 2005, the Nuveen Arizona and New Mexico Municipal Bond Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes. Nuveen Colorado Municipal Bond Fund had positive UNII balances for both financial statement and tax purposes.

What type of economic environment did the three states profiled in this report experience during the period?

Arizona's economy continued to grow rapidly, benefiting from strong job growth and low business costs. In May 2005, the state's unemployment rate was 4.8 percent, below the national average and 0.2 percent better than the previous year. Governor Janet Napolitano's budget for the 2006 fiscal year reflects the state's continuing economic recovery as well as expectations for growing revenues. Arizona's revenues for 2004 fiscal year grew by 15 percent



--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2005. The Lipper categories contained 32, 32 and 22 funds in the Lipper Arizona Municipal Debt Funds Category, 27, 26 and 17 funds in the Lipper Colorado Municipal Debt Funds Category and 63, 55 and 33 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3
compared to the previous year, while 2005 fiscal year revenues are projected to improve by 13 percent. For the first five months of 2005, Arizona's municipal issuance was $4.1 billion, a 23 percent year-over-year decline and well below the national supply increase of 6 percent. At period end, rating agencies Moody's and Standard & Poor's gave the state credit ratings of Aa3 and AA, respectively, with both maintaining a stable outlook on the state's finances.

Colorado, whose Standard & Poor's credit rating is AA-, saw its year-over-year issuance of new municipal debt increase by 7 percent during the first five months of 2005, in line with the national average. Although Colorado's economic recovery continued to lag the national pace, the state finally showed sustained economic growth during the reporting period. Colorado's unemployment rate was
5.3 percent in May 2005, slightly above average but an improvement over the state's May 2004 jobless rate of 5.5 percent. Colorado's tax revenues have grown moderately during the 2005 fiscal year, enabling the state to reduce its reliance on one-time revenues to balance the budget. The state does, however, face a potential budget gap for the 2006 fiscal year, indicating limited financial flexibility.

New Mexico's economy moderated but continued to outperform the national average. The health care industry remained a significant driver of growth in the state, and strong population growth has helped fuel a construction boom. New Mexico was one of only four states in the country that did not face a budget gap during the 2004 fiscal year. The state closed that year with a general fund balance of about $500 million. New Mexico balanced its $4.4 billion 2005 fiscal year budget through the use of tax cuts, the elimination of prior tax exemptions, and anticipated continued growth in projected revenues. Budget difficulties are on the horizon, however, with future deficits projected due to rising health care costs associated with New Mexico's growing retiree population. As of period end, the state's unemployment rate was 6 percent, 0.9 percent above the national average and 0.3 percent above New Mexico's jobless rate of the prior year. The state's debt issuance declined by 46 percent during the first five months of 2005. At period end, Moody's maintained a credit rating of Aa1 on New Mexico municipal debt, while Standard & Poor's maintained a AA+ rating.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

The total returns of all three Funds outperformed their Lipper peer group averages. Two of the three Funds also outperformed the national Lehman Brothers Municipal Bond Index, while the third, Arizona, lagged the Lehman Brothers index only modestly.

We pursued consistent management strategies across all three Funds, although our ability to implement our desired strategies varied depending on the types of securities available for purchase in each state. Among the broad themes to our management during the past 12 months were the following:

.. Duration management. We sought to preserve the Funds' duration, or sensitivity to changes in interest rates, within a target range. With the Fed continuing to raise short-term rates, we believed it was prudent to avoid making significant interest rate bets.

.. Reduction of concentrated credit positions. Throughout the past 12 months, credit spreads, the additional yield available to investors for taking on credit risk, narrowed considerably. As lower-rated bonds rallied, we took advantage of market conditions and reduced our holdings in securities that we believed had grown to occupy too large a weighting in the portfolio. Such a strategy allowed us to lock in some gains, reduce risk, and invest in parts of the market that offered more attractive value potential, in our view.

.. Yield curve positioning. We generally favored bonds in the long-intermediate part of the yield curve, with maturities of between 20 and 27 years tending to offer the most compelling value potential, although we believed the optimal range varied by state.

The Nuveen Arizona Municipal Bond Fund generated strong performance relative to its Lipper peer group average but lagged the national Lehman Brothers index. The Fund's results were hindered


                             Annual Report  Page 4
by our position in pre-refunded bonds, which have short maturities and lagged the market during a time of rising short-term yields and declining long-term yields (bond prices vary inversely with market yields). As the Fed continued to raise short-term rates throughout the period, we anticipated that the Fund's shortest pre-refunded holdings as well as our short-term escrowed bonds would underperform, leading us to reduce our weighting in these types of securities. By period end, we had successfully cut the Fund's position in pre-refunded bonds by half. On the positive side, the Fund benefited greatly from its lower-rated holdings, with our A-rated and BBB-rated exposure particularly helping results as fixed-income investors became more comfortable taking on credit risk.

Because we believed that the Fund was underrepresented in lower-rated bonds, we kept our eyes open for suitable BBB-rated positions to add to the portfolio. One new position purchased during the period was for the Estrella Mountain Ranch, a community facilities district whose bonds offered coupon income of
7.875 percent and mature in 2025. We also added premium-coupon, intermediate-maturity bonds with defensive structures, bonds with maturities of around 20 years and call dates between eight and ten years. During the period, we were able to find the types of Arizona securities we wished to add to the portfolio.

The Nuveen Colorado Municipal Bond Fund's performance comfortably surpassed that of the Lipper peer group average and the Lehman Brothers index. The Colorado Fund benefited from an overweighting in health care bonds, as well as strong security selection within the sector. The Fund's overweighting in the strong-performing BBB-rated sector also was very helpful for performance. For example, the Fund benefited from revenue bonds issued by Montrose Memorial Hospital, a BBB-rated issue offering a 6.375 percent coupon rate and maturing in 2023 which were part of the rally in lower-rated bonds during the reporting period. The Fund also benefited from its position in Bromley East Charter School bonds. This position was pre- refunded during the period and secured by U.S. Government securities, significantly improving its credit quality while causing its value to rise even as its income stream remained constant. (The downside is that the bonds usually are called and leave the portfolio sooner.)

Our portfolio management activity in the Colorado Fund was limited during the period because we were relatively comfortable with the portfolio's structure. When appropriate, we sold some of the portfolio's lower-coupon intermediate-maturity holdings and replaced them with premium-coupon bonds offering 20-year maturity dates, which we believed offered good value as the period progressed.

The Nuveen New Mexico Municipal Bond Fund enjoyed strong performance relative to the Lipper Other States Municipal Debt Funds Category Average as well as to the national Lehman Brothers index, thanks in large part to the Fund's relatively long duration and an underweighting in shorter-maturity bonds. This positioning boosted returns during a market environment in which long bonds outperformed their shorter counterparts. Our higher-coupon housing bonds, however, were modest detractors from performance. These securities slightly lagged the market because investors were unwilling to pay more for securities that were likely to be called in a low-interest-rate environment.

Because so much of the available supply in New Mexico tends to be higher-quality, many of our new purchases during the period were of AAA-rated bonds. About 6 percent of the portfolio was called-redeemed early by the issuer-during the past year. With the proceeds from these redemptions, we invested in high-quality New Mexico bonds with 15- to 20-year maturities, the part of the yield curve we believed offered particular value in the state. Although it can be challenging to find suitable investment opportunities in New Mexico, we were able to find bonds to add to the portfolio. We took advantage of this situation to reduce our weighting in tax-exempt Puerto Rico bonds at attractive prices, locking in recent price appreciation for the Fund and adding to our weighting of in-state bonds.


                             Annual Report  Page 5

     Nuveen Arizona Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

              Nuveen Connecticut    Nuveen Connecticut
             Municipal Bond Fund   Municipal Bond Fund    Lehman Brothers
                    (Offer)               (NAV)          Municipal Bond Index
             -------------------   -------------------   --------------------
 5/31/1995           $ 9,580           $10,000                 $10,000
 6/30/1995             9,402             9,814                   9,913
 7/31/1995             9,525             9,943                  10,007
 8/31/1995             9,640            10,063                  10,134
 9/30/1995             9,683            10,107                  10,198
10/31/1995             9,853            10,285                  10,346
11/30/1995            10,122            10,566                  10,518
12/31/1995            10,238            10,687                  10,619
 1/31/1996            10,264            10,714                  10,699
 2/29/1996            10,140            10,584                  10,627
 3/31/1996             9,954            10,391                  10,491
 4/30/1996             9,904            10,338                  10,461
 5/31/1996             9,984            10,421                  10,457
 6/30/1996            10,073            10,514                  10,571
 7/31/1996            10,172            10,618                  10,667
 8/31/1996            10,169            10,615                  10,665
 9/30/1996            10,325            10,778                  10,814
10/31/1996            10,426            10,883                  10,937
11/30/1996            10,621            11,087                  11,137
12/31/1996            10,557            11,020                  11,184
 1/31/1997            10,568            11,031                  11,205
 2/28/1997            10,670            11,138                  11,308
 3/31/1997            10,550            11,012                  11,157
 4/30/1997            10,644            11,110                  11,251
 5/31/1997            10,767            11,239                  11,420
 6/30/1997            10,881            11,358                  11,542
 7/31/1997            11,253            11,747                  11,862
 8/31/1997            11,121            11,608                  11,750
 9/30/1997            11,266            11,760                  11,890
10/31/1997            11,323            11,819                  11,966
11/30/1997            11,379            11,878                  12,037
12/31/1997            11,575            12,082                  12,213
 1/31/1998            11,702            12,215                  12,338
 2/28/1998            11,688            12,201                  12,342
 3/31/1998            11,673            12,185                  12,353
 4/30/1998            11,576            12,084                  12,298
 5/31/1998            11,798            12,316                  12,492
 6/30/1998            11,846            12,365                  12,541
 7/31/1998            11,861            12,381                  12,572
 8/31/1998            12,064            12,593                  12,767
 9/30/1998            12,225            12,761                  12,926
10/31/1998            12,210            12,745                  12,926
11/30/1998            12,246            12,783                  12,972
12/31/1998            12,266            12,804                  13,004
 1/31/1999            12,398            12,942                  13,159
 2/28/1999            12,318            12,858                  13,101
 3/31/1999            12,300            12,840                  13,119
 4/30/1999            12,360            12,901                  13,152
 5/31/1999            12,256            12,793                  13,076
 6/30/1999            11,989            12,514                  12,888
 7/31/1999            12,027            12,554                  12,934
 8/31/1999            11,877            12,397                  12,830
 9/30/1999            11,824            12,343                  12,836
10/31/1999            11,628            12,138                  12,697
11/30/1999            11,731            12,246                  12,832
12/31/1999            11,621            12,131                  12,735
 1/31/2000            11,523            12,028                  12,681
 2/29/2000            11,696            12,209                  12,828
 3/31/2000            11,996            12,522                  13,109
 4/30/2000            11,896            12,418                  13,031
 5/31/2000            11,796            12,313                  12,964
 6/30/2000            12,111            12,642                  13,307
 7/31/2000            12,299            12,838                  13,492
 8/31/2000            12,501            13,049                  13,700
 9/30/2000            12,435            12,980                  13,629
10/31/2000            12,556            13,106                  13,777
11/30/2000            12,619            13,172                  13,882
12/31/2000            12,906            13,472                  14,225
 1/31/2001            12,970            13,538                  14,366
 2/28/2001            13,022            13,593                  14,411
 3/31/2001            13,134            13,710                  14,541
 4/30/2001            12,971            13,540                  14,384
 5/31/2001            13,108            13,683                  14,539
 6/30/2001            13,234            13,814                  14,637
 7/31/2001            13,445            14,035                  14,854
 8/31/2001            13,682            14,282                  15,099
 9/30/2001            13,663            14,262                  15,047
10/31/2001            13,816            14,422                  15,226
11/30/2001            13,698            14,299                  15,098
12/31/2001            13,574            14,169                  14,955
 1/31/2002            13,767            14,370                  15,214
 2/28/2002            13,935            14,546                  15,398
 3/31/2002            13,664            14,263                  15,096
 4/30/2002            13,834            14,441                  15,390
 5/31/2002            13,903            14,513                  15,484
 6/30/2002            14,049            14,665                  15,648
 7/31/2002            14,234            14,858                  15,849
 8/31/2002            14,445            15,079                  16,039
 9/30/2002            14,748            15,395                  16,391
10/31/2002            14,443            15,076                  16,119
11/30/2002            14,317            14,945                  16,052
12/31/2002            14,624            15,265                  16,391
 1/31/2003            14,536            15,173                  16,349
 2/28/2003            14,764            15,411                  16,578
 3/31/2003            14,715            15,360                  16,588
 4/30/2003            14,811            15,461                  16,698
 5/31/2003            15,187            15,852                  17,088
 6/30/2003            15,028            15,687                  17,016
 7/31/2003            14,439            15,072                  16,420
 8/31/2003            14,563            15,201                  16,543
 9/30/2003            14,971            15,627                  17,029
10/31/2003            14,905            15,558                  16,943
11/30/2003            15,096            15,758                  17,120
12/31/2003            15,205            15,872                  17,262
 1/31/2004            15,302            15,972                  17,361
 2/29/2004            15,591            16,275                  17,622
 3/31/2004            15,494            16,174                  17,561
 4/30/2004            15,050            15,710                  17,145
 5/31/2004            15,006            15,664                  17,083
 6/30/2004            15,073            15,734                  17,145
 7/31/2004            15,268            15,937                  17,370
 8/31/2004            15,547            16,229                  17,718
 9/30/2004            15,630            16,315                  17,813
10/31/2004            15,755            16,445                  17,966
11/30/2004            15,581            16,265                  17,818
12/31/2004            15,801            16,494                  18,035
 1/31/2005            15,959            16,659                  18,204
 2/28/2005            15,870            16,566                  18,143
 3/31/2005            15,706            16,395                  18,029
 4/30/2005            15,939            16,638                  18,313
 5/31/2005            16,097            16,802                  18,443



================================================================================


     Nuveen Colorado Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

              Nuveen Colorado        Nuveen Colorado         Lehman Brothers
            Municipal Bond Fund       Municipal Bond            Municipal
              (Offer Price)              Fund (NAV)            Bond Index
            -------------------     ----------------         ---------------
 5/31/1995      $ 9,580                 $10,000                 $10,000
 6/30/1995        9,479                   9,895                   9,913
 7/31/1995        9,535                   9,953                  10,007
 8/31/1995        9,650                  10,073                  10,134
 9/30/1995        9,695                  10,120                  10,198
10/31/1995        9,869                  10,301                  10,346
11/30/1995       10,082                  10,524                  10,518
12/31/1995       10,216                  10,664                  10,619
 1/31/1996       10,271                  10,721                  10,699
 2/29/1996       10,174                  10,620                  10,627
 3/31/1996        9,977                  10,415                  10,491
 4/30/1996        9,920                  10,355                  10,461
 5/31/1996        9,976                  10,413                  10,457
 6/30/1996       10,061                  10,502                  10,571
 7/31/1996       10,147                  10,592                  10,667
 8/31/1996       10,161                  10,607                  10,665
 9/30/1996       10,340                  10,794                  10,814
10/31/1996       10,490                  10,950                  10,937
11/30/1996       10,711                  11,181                  11,137
12/31/1996       10,654                  11,121                  11,184
 1/31/1997       10,669                  11,136                  11,205
 2/28/1997       10,757                  11,229                  11,308
 3/31/1997       10,666                  11,133                  11,157
 4/30/1997       10,754                  11,226                  11,251
 5/31/1997       10,897                  11,375                  11,420
 6/30/1997       11,105                  11,592                  11,542
 7/31/1997       11,573                  12,080                  11,862
 8/31/1997       11,447                  11,949                  11,750
 9/30/1997       11,559                  12,066                  11,890
10/31/1997       11,683                  12,195                  11,966
11/30/1997       11,719                  12,233                  12,037
12/31/1997       11,924                  12,447                  12,213
 1/31/1998       12,060                  12,589                  12,338
 2/28/1998       12,042                  12,570                  12,342
 3/31/1998       12,056                  12,585                  12,353
 4/30/1998       11,971                  12,495                  12,298
 5/31/1998       12,187                  12,722                  12,492
 6/30/1998       12,214                  12,750                  12,541
 7/31/1998       12,262                  12,799                  12,572
 8/31/1998       12,458                  13,004                  12,767
 9/30/1998       12,609                  13,161                  12,926
10/31/1998       12,600                  13,152                  12,926
11/30/1998       12,638                  13,192                  12,972
12/31/1998       12,652                  13,206                  13,004
 1/31/1999       12,781                  13,341                  13,159
 2/28/1999       12,712                  13,269                  13,101
 3/31/1999       12,701                  13,258                  13,119
 4/30/1999       12,738                  13,297                  13,152
 5/31/1999       12,645                  13,200                  13,076
 6/30/1999       12,386                  12,929                  12,888
 7/31/1999       12,387                  12,930                  12,934
 8/31/1999       12,221                  12,757                  12,830
 9/30/1999       12,127                  12,659                  12,836
10/31/1999       11,865                  12,385                  12,697
11/30/1999       11,940                  12,463                  12,832
12/31/1999       11,804                  12,321                  12,735
 1/31/2000       11,660                  12,171                  12,681
 2/29/2000       11,809                  12,327                  12,828
 3/31/2000       12,034                  12,561                  13,109
 4/30/2000       11,974                  12,499                  13,031
 5/31/2000       11,865                  12,385                  12,964
 6/30/2000       12,142                  12,674                  13,307
 7/31/2000       12,332                  12,873                  13,492
 8/31/2000       12,499                  13,047                  13,700
 9/30/2000       12,463                  13,010                  13,629
10/31/2000       12,580                  13,132                  13,777
11/30/2000       12,634                  13,188                  13,882
12/31/2000       12,893                  13,458                  14,225
 1/31/2001       12,959                  13,528                  14,366
 2/28/2001       13,028                  13,599                  14,411
 3/31/2001       13,123                  13,698                  14,541
 4/30/2001       13,022                  13,593                  14,384
 5/31/2001       13,170                  13,748                  14,539
 6/30/2001       13,279                  13,861                  14,637
 7/31/2001       13,547                  14,141                  14,854
 8/31/2001       13,843                  14,450                  15,099
 9/30/2001       13,782                  14,386                  15,047
10/31/2001       13,880                  14,488                  15,226
11/30/2001       13,790                  14,395                  15,098
12/31/2001       13,674                  14,273                  14,955
 1/31/2002       13,841                  14,448                  15,214
 2/28/2002       13,966                  14,578                  15,398
 3/31/2002       13,709                  14,310                  15,096
 4/30/2002       13,959                  14,571                  15,390
 5/31/2002       14,030                  14,646                  15,484
 6/30/2002       14,185                  14,807                  15,648
 7/31/2002       14,327                  14,955                  15,849
 8/31/2002       14,469                  15,103                  16,039
 9/30/2002       14,696                  15,340                  16,391
10/31/2002       14,403                  15,035                  16,119
11/30/2002       14,376                  15,006                  16,052
12/31/2002       14,688                  15,332                  16,391
 1/31/2003       14,632                  15,274                  16,349
 2/28/2003       14,847                  15,498                  16,578
 3/31/2003       14,805                  15,454                  16,588
 4/30/2003       14,949                  15,605                  16,698
 5/31/2003       15,250                  15,919                  17,088
 6/30/2003       15,118                  15,781                  17,016
 7/31/2003       14,548                  15,186                  16,420
 8/31/2003       14,634                  15,275                  16,543
 9/30/2003       15,071                  15,732                  17,029
10/31/2003       15,025                  15,684                  16,943
11/30/2003       15,200                  15,867                  17,120
12/31/2003       15,302                  15,973                  17,262
 1/31/2004       15,463                  16,141                  17,361
 2/29/2004       15,758                  16,448                  17,622
 3/31/2004       15,663                  16,350                  17,561
 4/30/2004       15,222                  15,890                  17,145
 5/31/2004       15,198                  15,864                  17,083
 6/30/2004       15,341                  16,014                  17,145
 7/31/2004       15,576                  16,259                  17,370
 8/31/2004       15,887                  16,584                  17,718
 9/30/2004       16,000                  16,701                  17,813
10/31/2004       16,130                  16,837                  17,966
11/30/2004       15,967                  16,667                  17,818
12/31/2004       16,237                  16,948                  18,035
 1/31/2005       16,428                  17,148                  18,204
 2/28/2005       16,341                  17,057                  18,143
 3/31/2005       16,191                  16,901                  18,029
 4/30/2005       16,463                  17,184                  18,313
 5/31/2005       16,644                  17,374                  18,443



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen New Mexico Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

             Nuveen New Mexico       Nuveen New Mexico       Lehman Brothers
              Municipal Bond           Municipal Bond           Municipal
               Fund (Offer)              Fund (NAV)            Bond Index
             -----------------       -----------------       ---------------
 5/31/1995      $ 9,580                  $10,000                $10,000
 6/30/1995        9,410                    9,823                  9,913
 7/31/1995        9,491                    9,907                 10,007
 8/31/1995        9,601                   10,022                 10,134
 9/30/1995        9,653                   10,077                 10,198
10/31/1995        9,823                   10,254                 10,346
11/30/1995       10,002                   10,440                 10,518
12/31/1995       10,113                   10,556                 10,619
 1/31/1996       10,175                   10,621                 10,699
 2/29/1996       10,106                   10,549                 10,627
 3/31/1996        9,909                   10,344                 10,491
 4/30/1996        9,841                   10,273                 10,461
 5/31/1996        9,884                   10,318                 10,457
 6/30/1996        9,996                   10,434                 10,571
 7/31/1996       10,100                   10,543                 10,667
 8/31/1996       10,083                   10,525                 10,665
 9/30/1996       10,257                   10,707                 10,814
10/31/1996       10,373                   10,828                 10,937
11/30/1996       10,581                   11,045                 11,137
12/31/1996       10,521                   10,983                 11,184
 1/31/1997       10,514                   10,975                 11,205
 2/28/1997       10,641                   11,108                 11,308
 3/31/1997       10,487                   10,947                 11,157
 4/30/1997       10,583                   11,047                 11,251
 5/31/1997       10,764                   11,236                 11,420
 6/30/1997       10,861                   11,338                 11,542
 7/31/1997       11,236                   11,729                 11,862
 8/31/1997       11,078                   11,563                 11,750
 9/30/1997       11,219                   11,711                 11,890
10/31/1997       11,308                   11,804                 11,966
11/30/1997       11,386                   11,885                 12,037
12/31/1997       11,594                   12,103                 12,213
 1/31/1998       11,716                   12,230                 12,338
 2/28/1998       11,696                   12,209                 12,342
 3/31/1998       11,721                   12,235                 12,353
 4/30/1998       11,656                   12,167                 12,298
 5/31/1998       11,858                   12,378                 12,492
 6/30/1998       11,894                   12,415                 12,541
 7/31/1998       11,917                   12,440                 12,572
 8/31/1998       12,087                   12,616                 12,767
 9/30/1998       12,245                   12,782                 12,926
10/31/1998       12,212                   12,747                 12,926
11/30/1998       12,269                   12,807                 12,972
12/31/1998       12,282                   12,820                 13,004
 1/31/1999       12,395                   12,938                 13,159
 2/28/1999       12,325                   12,865                 13,101
 3/31/1999       12,336                   12,877                 13,119
 4/30/1999       12,393                   12,936                 13,152
 5/31/1999       12,300                   12,839                 13,076
 6/30/1999       12,102                   12,633                 12,888
 7/31/1999       12,125                   12,657                 12,934
 8/31/1999       11,926                   12,449                 12,830
 9/30/1999       11,868                   12,388                 12,836
10/31/1999       11,679                   12,191                 12,697
11/30/1999       11,763                   12,279                 12,832
12/31/1999       11,674                   12,185                 12,735
 1/31/2000       11,555                   12,061                 12,681
 2/29/2000       11,699                   12,212                 12,828
 3/31/2000       11,953                   12,477                 13,109
 4/30/2000       11,905                   12,427                 13,031
 5/31/2000       11,796                   12,314                 12,964
 6/30/2000       12,066                   12,595                 13,307
 7/31/2000       12,250                   12,787                 13,492
 8/31/2000       12,435                   12,980                 13,700
 9/30/2000       12,386                   12,929                 13,629
10/31/2000       12,486                   13,034                 13,777
11/30/2000       12,537                   13,086                 13,882
12/31/2000       12,838                   13,401                 14,225
 1/31/2001       12,926                   13,493                 14,366
 2/28/2001       12,977                   13,546                 14,411
 3/31/2001       13,079                   13,653                 14,541
 4/30/2001       12,965                   13,534                 14,384
 5/31/2001       13,106                   13,681                 14,539
 6/30/2001       13,210                   13,789                 14,637
 7/31/2001       13,403                   13,991                 14,854
 8/31/2001       13,611                   14,207                 15,099
 9/30/2001       13,520                   14,113                 15,047
10/31/2001       13,664                   14,263                 15,226
11/30/2001       13,547                   14,141                 15,098
12/31/2001       13,430                   14,018                 14,955
 1/31/2002       13,575                   14,170                 15,214
 2/28/2002       13,748                   14,350                 15,398
 3/31/2002       13,523                   14,116                 15,096
 4/30/2002       13,737                   14,339                 15,390
 5/31/2002       13,791                   14,395                 15,484
 6/30/2002       13,912                   14,522                 15,648
 7/31/2002       14,075                   14,692                 15,849
 8/31/2002       14,211                   14,834                 16,039
 9/30/2002       14,510                   15,146                 16,391
10/31/2002       14,156                   14,777                 16,119
11/30/2002       14,142                   14,762                 16,052
12/31/2002       14,444                   15,077                 16,391
 1/31/2003       14,319                   14,947                 16,349
 2/28/2003       14,526                   15,163                 16,578
 3/31/2003       14,525                   15,162                 16,588
 4/30/2003       14,678                   15,321                 16,698
 5/31/2003       14,983                   15,640                 17,088
 6/30/2003       14,896                   15,549                 17,016
 7/31/2003       14,315                   14,942                 16,420
 8/31/2003       14,411                   15,043                 16,543
 9/30/2003       14,792                   15,440                 17,029
10/31/2003       14,761                   15,408                 16,943
11/30/2003       14,930                   15,584                 17,120
12/31/2003       15,013                   15,671                 17,262
 1/31/2004       15,111                   15,774                 17,361
 2/29/2004       15,354                   16,028                 17,622
 3/31/2004       15,264                   15,934                 17,561
 4/30/2004       14,839                   15,489                 17,145
 5/31/2004       14,792                   15,440                 17,083
 6/30/2004       14,878                   15,530                 17,145
 7/31/2004       15,052                   15,712                 17,370
 8/31/2004       15,341                   16,013                 17,718
 9/30/2004       15,437                   16,114                 17,813
10/31/2004       15,609                   16,293                 17,966
11/30/2004       15,498                   16,177                 17,818
12/31/2004       15,732                   16,422                 18,035
 1/31/2005       15,936                   16,635                 18,204
 2/28/2005       15,853                   16,548                 18,143
 3/31/2005       15,741                   16,431                 18,029
 4/30/2005       16,023                   16,725                 18,313
 5/31/2005       16,183                   16,892                 18,443



The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/05                Nuveen Arizona Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.87   $10.85   $10.85   $10.86
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0365  $0.0295  $0.0315  $0.0380
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.1643  $0.1643  $0.1643  $0.1643
    -----------------------------------------------------------------------
    Inception Date                      10/29/86  2/03/97  2/07/94  2/03/97
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.28%  2.78%
                 ---------------------------------------------
                 5-Year                           6.42%  5.51%
                 ---------------------------------------------
                 10-Year                          5.33%  4.87%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.37%  2.37%
                 ---------------------------------------------
                 5-Year                           5.61%  5.45%
                 ---------------------------------------------
                 10-Year                          4.72%  4.72%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.71%
                 ---------------------------------------------
                 5-Year                           5.83%
                 ---------------------------------------------
                 10-Year                          4.76%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.47%
                 ---------------------------------------------
                 5-Year                           6.61%
                 ---------------------------------------------
                 10-Year                          5.50%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.03%  3.86%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.35%  3.21%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.89%  4.69%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.26%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.61%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.81%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.48%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.80%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.09%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.20%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.55%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.18%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            7.45%        2.95%
                            ------------------------------------------
                            5-Year            5.99%        5.08%
                            ------------------------------------------
                            10-Year           5.59%        5.14%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            6.74%        2.74%
                            ------------------------------------------
                            5-Year            5.20%        5.04%
                            ------------------------------------------
                            10-Year           4.98%        4.98%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            6.97%
                            ------------------------------------------
                            5-Year            5.42%
                            ------------------------------------------
                            10-Year           5.02%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            7.64%
                            ------------------------------------------
                            5-Year            6.20%
                            ------------------------------------------
                            10-Year           5.76%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $98,340
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   14.78
            --------------------------------------------------------
            Average Duration                                    5.15
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 5/31/05                Nuveen Arizona Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      61.5%
AA                       15.2%
A                         9.7%
BBB                       7.9%
BB or Lower               4.0%
NR                        1.7%

Sectors/1/

                    Tax Obligation/Limited            21.0%
                    ---------------------------------------
                    Healthcare                        13.7%
                    ---------------------------------------
                    Tax Obligation/General            12.8%
                    ---------------------------------------
                    Utilities                         12.3%
                    ---------------------------------------
                    Housing/Multifamily               10.5%
                    ---------------------------------------
                    U.S. Guaranteed                   10.2%
                    ---------------------------------------
                    Water and Sewer                    8.6%
                    ---------------------------------------
                    Education and Civic Organizations  5.7%
                    ---------------------------------------
                    Other                              5.2%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,033.10 $1,028.20 $1,030.30 $1,034.00 $1,020.49 $1,016.85 $1,017.80 $1,021.49
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.51 $    8.19 $    7.24 $    3.50 $    4.48 $    8.15 $    7.19 $    3.48
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .89%, 1.62%, 1.43% and .69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/05               Nuveen Colorado Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.56   $10.56   $10.54   $10.55
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0350  $0.0285  $0.0305  $0.0370
         --------------------------------------------------------------
         Inception Date              5/04/87  2/25/97  2/05/97  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           9.50%  4.90%
                 ---------------------------------------------
                 5-Year                           7.00%  6.08%
                 ---------------------------------------------
                 10-Year                          5.68%  5.22%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.61%  4.61%
                 ---------------------------------------------
                 5-Year                           6.20%  6.04%
                 ---------------------------------------------
                 10-Year                          5.11%  5.11%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.85%
                 ---------------------------------------------
                 5-Year                           6.43%
                 ---------------------------------------------
                 10-Year                          5.13%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.65%
                 ---------------------------------------------
                 5-Year                           7.22%
                 ---------------------------------------------
                 10-Year                          5.86%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.98%  3.81%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.37%  3.23%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.92%  4.72%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.24%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.63%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.84%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.47%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.83%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.13%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.21%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.57%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.21%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.26%        4.69%
                            ------------------------------------------
                            5-Year            6.66%        5.76%
                            ------------------------------------------
                            10-Year           5.86%        5.41%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.47%        4.47%
                            ------------------------------------------
                            5-Year            5.86%        5.70%
                            ------------------------------------------
                            10-Year           5.28%        5.28%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.71%
                            ------------------------------------------
                            5-Year            6.06%
                            ------------------------------------------
                            10-Year           5.31%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.51%
                            ------------------------------------------
                            5-Year            6.88%
                            ------------------------------------------
                            10-Year           6.04%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $43,722
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   16.01
            --------------------------------------------------------
            Average Duration                                    5.86
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/05               Nuveen Colorado Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed      69.3%
AA                        9.2%
A                         3.6%
BBB                      11.5%
BB or Lower               1.5%
NR                        4.9%

Sectors/1/

                    Tax Obligation/General            24.2%
                    ---------------------------------------
                    U.S. Guaranteed                   19.5%
                    ---------------------------------------
                    Tax Obligation/Limited            18.3%
                    ---------------------------------------
                    Healthcare                        12.9%
                    ---------------------------------------
                    Education and Civic Organizations  8.0%
                    ---------------------------------------
                    Housing/Multifamily                5.5%
                    ---------------------------------------
                    Transportation                     3.8%
                    ---------------------------------------
                    Other                              7.8%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,042.40 $1,038.60 $1,039.80 $1,043.70 $1,020.39 $1,016.70 $1,017.70 $1,021.34
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.63 $    8.39 $    7.37 $    3.67 $    4.58 $    8.30 $    7.29 $    3.63
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .91%, 1.65%, 1.45% and .72% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/05             Nuveen New Mexico Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.57   $10.57   $10.58   $10.61
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0355  $0.0290  $0.0305  $0.0370
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0002  $0.0002  $0.0002  $0.0002
   --------------------------------------------------------------------------
   Inception Date                          9/16/92  2/18/97  2/24/97  2/24/97
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           9.41%  4.83%
                 ---------------------------------------------
                 5-Year                           6.53%  5.63%
                 ---------------------------------------------
                 10-Year                          5.38%  4.93%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.59%  4.59%
                 ---------------------------------------------
                 5-Year                           5.73%  5.57%
                 ---------------------------------------------
                 10-Year                          4.79%  4.79%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.88%
                 ---------------------------------------------
                 5-Year                           5.96%
                 ---------------------------------------------
                 10-Year                          4.85%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.56%
                 ---------------------------------------------
                 5-Year                           6.74%
                 ---------------------------------------------
                 10-Year                          5.58%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.03%  3.86%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.56%  3.41%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.27%  5.05%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.29%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.18%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.46%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.02%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.47%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.18%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.76%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.57%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.56%        4.98%
                            ------------------------------------------
                            5-Year            6.20%        5.30%
                            ------------------------------------------
                            10-Year           5.65%        5.19%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.75%        4.75%
                            ------------------------------------------
                            5-Year            5.40%        5.24%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            9.03%
                            ------------------------------------------
                            5-Year            5.61%
                            ------------------------------------------
                            10-Year           5.11%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.82%
                            ------------------------------------------
                            5-Year            6.41%
                            ------------------------------------------
                            10-Year           5.84%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $54,873
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   18.21
            --------------------------------------------------------
            Average Duration                                    6.15
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/05             Nuveen New Mexico Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      57.2%
AA                       21.3%
A                        10.7%
BBB                       7.5%
NR                        3.3%

Sectors/1/

                    Tax Obligation/Limited            35.4%
                    ---------------------------------------
                    Education and Civic Organizations 18.0%
                    ---------------------------------------
                    Healthcare                        10.0%
                    ---------------------------------------
                    Housing Single Family              8.6%
                    ---------------------------------------
                    U.S. Guaranteed                    8.1%
                    ---------------------------------------
                    Housing Multifamily                6.3%
                    ---------------------------------------
                    Water and Sewer                    5.8%
                    ---------------------------------------
                    Other                              7.8%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,044.20 $1,040.40 $1,041.20 $1,043.90 $1,020.44 $1,016.75 $1,017.75 $1,021.44
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.59 $    8.34 $    7.33 $    3.57 $    4.53 $    8.25 $    7.24 $    3.53
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .90%, 1.64%, 1.44% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 13

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.2%

     $   250 Casa Grande Industrial Development Authority, Arizona,        6/05 at 101.00       Aa3 $   254,267
              Pollution Control Revenue Bonds, Frito-Lay Inc./ PepsiCo.,
              Series 1984, 6.650%, 12/01/14

         915 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB     925,925
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.6%

         100 Arizona Educational Loan Marketing Corporation, Educational     No Opt. Call       Aaa     100,780
              Loan Revenue Bonds, Series 1992, 6.375%, 9/01/05
              (Alternative Minimum Tax)

       1,740 Arizona State University, Certificates of Participation,      9/14 at 100.00       AAA   1,914,452
              Series 2004, 5.250%, 9/01/22 - AMBAC Insured

         500 Arizona Student Loan Acquisition Authority, Student Loan     11/09 at 102.00       Aaa     537,995
              Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%,
              5/01/24 (Alternative Minimum Tax)

         115 Glendale Industrial Development Authority, Arizona, Revenue   5/06 at 102.00       AAA     120,510
              Bonds, Midwestern University, Series 1996A, 6.000%,
              5/15/16 - CONNIE LEE/AMBAC Insured

       1,730 Glendale Industrial Development Authority, Arizona, Revenue   5/11 at 101.00        A-   1,894,471
              Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21

         540 Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00        A-     560,779
              Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

         335 Yavapai County Community College District, Arizona, Revenue   7/05 at 100.00      BBB+     335,570
              Bonds, Series 1993, 6.000%, 7/01/12
---------------------------------------------------------------------------------------------------------------
             Healthcare - 13.4%

       2,750 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00      Baa3   2,795,320
              Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
              6.125%, 11/15/22

       1,550 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB   1,761,637
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 6.875%, 12/01/20

         200 Arizona Health Facilities Authority, Hospital Revenue         7/10 at 101.00        A-     223,846
              Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
              7/01/20

         830 Maricopa County, Arizona, Hospital Revenue Refunding Bonds,   4/07 at 102.00      Baa1     875,858
              Sun Health Corporation, Series 1997, 6.125%, 4/01/18

       2,000 Maricopa County Industrial Development Authority, Arizona,    7/08 at 101.00        A-   2,059,540
              Health Facility Revenue Bonds, Catholic Healthcare West,
              Series 1998A, 5.000%, 7/01/16

         900 Maricopa County Industrial Development Authority, Arizona,    7/14 at 100.00        A-     959,877
              Health Facility Revenue Bonds, Catholic Healthcare West,
              Series 2004A, 5.375%, 7/01/23

             Phoenix Industrial Development Authority, Arizona, Hospital
             Revenue Bonds, John C. Lincoln Health Network, Series 1994:
         500  6.000%, 12/01/10                                             6/05 at 101.50       BBB     508,340
         500  6.000%, 12/01/14                                             6/05 at 101.50       BBB     508,145

       2,500 Scottsdale Industrial Development Authority, Arizona,        12/11 at 101.00        A3   2,705,850
              Hospital Revenue Bonds, Scottsdale Healthcare, Series
              2001, 5.800%, 12/01/31

       1,055 Winslow Industrial Development Authority, Arizona, Hospital   6/08 at 101.00       N/R     818,385
              Revenue Bonds, Winslow Memorial Hospital, Series 1998,
              5.500%, 6/01/22
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.3%

       2,470 Maricopa County Industrial Development Authority, Arizona,   10/11 at 103.00       Aaa   2,686,940
              Multifamily Housing Revenue Bonds, Syl- Mar Apartments,
              Series 2001, 6.100%, 4/20/36 (Alternative Minimum Tax)

         105 Phoenix Housing Finance Corporation, Arizona, FHA-Insured     7/05 at 100.00       AAA     105,151
              Section 8 Assisted Mortgage Revenue Refunding Bonds,
              Series 1992A, 6.500%, 7/01/24 - MBIA Insured

       2,090 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa   2,217,072
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
              (Alternative Minimum Tax)

       2,080 Phoenix Industrial Development Authority, Arizona,              No Opt. Call       N/R     176,800
              Subordinate Lien Multifamily Housing Revenue Bonds,
              Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 #

         560 Phoenix Industrial Development Authority, Arizona, GNMA       4/15 at 100.00       Aaa     568,333
              Collateralized Multifamily Housing Revenue Bonds, Park Lee
              Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
              Minimum Tax)

----
14

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

     $ 4,000 Tucson Industrial Development Authority, Arizona, Senior     7/10 at 101.00        AA $ 4,337,520
              Living Facilities Revenue Bonds, Christian Care Project,
              Series 2000A, 5.625%, 7/01/20 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.4%

         395 Maricopa County Industrial Development Authority, Arizona,   6/08 at 108.00       Aaa     425,131
              Single Family Mortgage Revenue Refunding Bonds,
              Mortgage-Backed Securities Program, Series 1998B, 6.200%,
              12/01/30 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 1.5%

       1,495 Yavapai County Industrial Development Authority, Arizona,      No Opt. Call       BBB   1,512,850
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.4%

       1,375 Cochise County Industrial Development Authority, Arizona,    6/05 at 102.00       AAA   1,406,501
              GNMA Collateralized Mortgage Revenue Refunding Bonds,
              Sierra Vista Care Center, Series 1994A, 6.750%, 11/20/19
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 12.6%

             Cochise County Unified School District 68, Sierra Vista,
             Arizona, General Obligation Refunding Bonds, Series 1992:
         250  7.500%, 7/01/09 - FGIC Insured                                No Opt. Call       AAA     291,878
         300  7.500%, 7/01/10 - FGIC Insured                                No Opt. Call       AAA     360,300

       1,500 Maricopa County School District 6, Arizona, General            No Opt. Call       AAA   1,728,225
              Obligation Refunding Bonds, Washington Elementary School,
              Series 2002A, 5.375%, 7/01/15 - FSA Insured

         675 Maricopa County Unified School District 11, Peoria,            No Opt. Call       AAA     654,764
              Arizona, General Obligation Refunding Bonds, Second Series
              1992, 0.000%, 7/01/06 - MBIA Insured

             Maricopa County School District 40, Glendale, Arizona,
             General Obligation Refunding and Improvement Bonds, Series
             1995:
         500  6.200%, 7/01/09 - FSA Insured                               7/05 at 101.00       AAA     506,380
         750  6.250%, 7/01/10 - FSA Insured                               7/05 at 101.00       AAA     759,608

         500 Maricopa County Unified School District 41, Gilbert,         7/08 at 100.00       AAA     544,650
              Arizona, School Improvement Bonds, Series 1995D, 6.250%,
              7/01/15 - FSA Insured

         310 Maricopa County Unified School District 80, Chandler,          No Opt. Call       AAA     360,115
              Arizona, School Improvement and Refunding Bonds, Series
              1994, 6.250%, 7/01/11 - FGIC Insured

       1,275 Maricopa County Unified School District 98, Fountain Hills,    No Opt. Call       AAA   1,236,776
              Arizona, General Obligation Bonds, Series 1992, 0.000%,
              7/01/06 - FGIC Insured

       2,150 Maricopa County Union High School District 210, Phoenix,     7/14 at 100.00       AAA   2,342,253
              Arizona, General Obligation Bonds, Series 2004A,
              5.000%, 7/01/19 - FSA Insured

       1,000 Pima County Unified School District 1, Tucson, Arizona,        No Opt. Call       AAA   1,201,000
              School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 -
              FGIC Insured

       2,000 Tucson, Arizona, General Obligation Bonds, Series 2001B,     7/11 at 100.00        AA   2,380,980
              5.750%, 7/01/16
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.6%

       4,000 Arizona School Facilities Board, School Improvement Revenue  7/14 at 100.00       AAA   4,635,920
              Bonds, Series 2004A, 5.750%, 7/01/17 - AMBAC Insured

       2,255 Arizona State Transportation Board, Highway Revenue Bonds,   7/11 at 100.00       AAA   2,448,885
              Series 2001, 5.250%, 7/01/20

       1,000 Arizona State Transportation Board, Subordinate Highway      7/14 at 100.00        AA   1,079,060
              Revenue Bonds, Series 2004B, 5.000%, 7/01/22

       1,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,     7/13 at 100.00       Aaa   1,112,380
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/23 - MBIA Insured

         885 Bullhead City, Arizona, Special Assessment Bonds, East       7/05 at 101.00      Baa2     895,443
              Branch Sewer Improvement District, Series 1993, 6.100%,
              1/01/13

          80 Eloy Municipal Property Corporation, Arizona, Municipal      7/05 at 100.00       BBB      80,196
              Facilities Revenue Bonds, Series 1992, 7.000%, 7/01/11

----
15

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

     $   554 Estrella Mountain Ranch Community Facilities District,        7/10 at 102.00       N/R $   613,782
              Goodyear, Arizona, Special Assessment Lien Bonds, Series
              2001A, 7.875%, 7/01/25

         385 Flagstaff, Arizona, Junior Lien Street and Highway User         No Opt. Call       AAA     434,846
              Revenue Bonds, Series 1992, 5.900%, 7/01/10 - FGIC Insured

       1,115 Maricopa County Stadium District, Arizona, Revenue            6/12 at 100.00       Aaa   1,239,780
              Refunding Bonds, Series 2002, 5.375%, 6/01/17 - AMBAC
              Insured

             Peoria Improvement District, Arizona, Special Assessment
             District 8801 Bonds, North Valley Power Center, Series 1992:
         425  7.300%, 1/01/12                                              7/05 at 101.00        A-     430,670
         460  7.300%, 1/01/13                                              7/05 at 101.00        A-     466,136

          35 Phoenix, Arizona, Junior Lien Street and Highway User Tax     7/05 at 100.00        A+      35,091
              Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/11

         810 Scottsdale Preserve Authority, Arizona, Excise Tax Revenue      No Opt. Call       AAA     903,053
              Bonds, Series 2004, 5.000%, 7/01/16 - FGIC Insured

       2,550 Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series    7/13 at 100.00       AA+   2,770,422
              2003, 5.000%, 7/01/20

       2,770 Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,        7/14 at 100.00       AAA   3,083,896
              5.250%, 7/01/18 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,        7/05 at 101.00       AAA     511,265
              6.400%, 7/01/12 (Alternative Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 10.0%

         235 Arizona Health Facilities Authority, Hospital System          9/05 at 100.00       AAA     244,729
              Revenue Refunding Bonds, Phoenix Baptist Hospital and
              Medical Center Inc. and Medical Environments Inc., Series
              1992, 6.250%, 9/01/11 - MBIA Insured

         200 Arizona Municipal Finance Program, Certificates of              No Opt. Call       AAA     233,912
              Participation, City of Goodyear Loan, Series 20,
              7.700%, 8/01/10 - BIGI Insured

         160 Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00       AAA     172,536
              Bonds, Midwestern University, Series 1998A, 5.375%,
              5/15/28 (Pre-refunded to 5/15/08)

       1,000 Maricopa County Hospital District 1, Arizona, General         6/06 at 101.00     A3***   1,044,220
              Obligation Bonds, Series 1996, 6.500%,
              6/01/17 (Pre-refunded to 6/01/06)

         195 Maricopa County, Arizona, Hospital Revenue Bonds, St.           No Opt. Call       AAA     221,229
              Luke's Hospital Medical Center, Series 1980, 8.750%,
              2/01/10

       1,500 Maricopa County Industrial Development Authority, Arizona,    6/07 at 102.00      A***   1,627,410
              Education Revenue Bonds, Horizon Community Learning Center
              Project, Series 2000, 6.350%, 6/01/26 (Pre-refunded to
              6/01/07) - ACA Insured

       1,525 Maricopa County Industrial Development Authority, Arizona,      No Opt. Call       AAA   1,938,245
              Hospital Revenue Refunding Bonds, Samaritan Health
              Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

       1,500 Mesa Industrial Development Authority, Arizona, Revenue       1/10 at 101.00       AAA   1,681,950
              Bonds, Discovery Health System, Series 1999A, 5.750%,
              1/01/25 (Pre-refunded to 1/01/10) - MBIA Insured

             Phoenix Civic Improvement Corporation, Arizona, Junior Lien
             Wastewater System Revenue Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured     7/10 at 101.00       AAA   1,483,539
       1,000  6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured     7/10 at 101.00       AAA   1,155,870
---------------------------------------------------------------------------------------------------------------
             Utilities - 12.0%

       1,000 Arizona Power Authority, Special Obligation Power Resource      No Opt. Call        AA   1,132,510
              Revenue Refunding Crossover Bonds, Hoover Project, Series
              2001, 5.250%, 10/01/15

           5 Central Arizona Water Conservation District, Contract        11/05 at 100.00       AA-       5,015
              Revenue Bonds, Series 1991B, 6.500%, 11/01/11

       1,000 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-   1,021,410
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

       1,000 Mesa, Arizona, Utility System Revenue Bonds, Series 2002,     7/11 at 100.00       AAA   1,064,600
              5.000%, 7/01/20 - FGIC Insured

----
16

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Utilities (continued)

     $   115 Pima County Industrial Development Authority, Arizona,        7/05 at 101.50       AAA $   120,428
              Lease Obligation Revenue Refunding Bonds, Tucson Electric
              Power Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

       1,250 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA   1,346,763
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2005RR:
       4,500  5.000%, 7/01/26 - XLCA Insured                               7/15 at 100.00       AAA   4,848,930
       1,000  5.000%, 7/01/30 - XLCA Insured                               7/15 at 100.00       AAA   1,071,550

         500 Salt River Project Agricultural Improvement and Power           No Opt. Call        AA     557,210
              District, Arizona, Electric System Revenue Refunding
              Bonds, Series 1993A, 5.750%, 1/01/10

         590 Salt River Project Agricultural Improvement and Power         1/13 at 100.00        AA     636,492
              District, Arizona, Electric System Revenue Bonds, Series
              2002B, 5.000%, 1/01/22
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.4%

       1,035 Arizona Water Infrastructure Finance Authority, Water        10/14 at 100.00       AAA   1,120,356
              Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/22

       1,005 Cottonwood, Arizona, Senior Lien Water System Revenue         7/14 at 100.00       AAA   1,070,235
              Bonds, Municipal Property Corporation, Series 2004,
              5.000%, 7/01/24 - XLCA Insured

             Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series
             1992:
         100  7.000%, 7/01/06                                              7/05 at 100.00      BBB-     100,302
         100  7.000%, 7/01/07                                              7/05 at 100.00      BBB-     100,299

         660 Oro Valley Municipal Property Corporation, Arizona, Senior    7/13 at 100.00       AAA     711,658
              Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
              MBIA Insured

         875 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00       AAA     938,656
              Wastewater System Revenue Bonds, Series 2004, 5.000%,
              7/01/24 - MBIA Insured

       2,600 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/12 at 100.00       AAA   2,748,226
              Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
              FGIC Insured

       1,415 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00        AA   1,453,725
              Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22
---------------------------------------------------------------------------------------------------------------
     $90,969 Total Long-Term Investments (cost $91,978,054) - 97.9%                                  96,257,604
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.1%                                                     2,082,847
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $98,340,451
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           # Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.9%

     $ 1,245 Adams State College, Alamosa, Colorado, Auxiliary             5/14 at 100.00       AAA $ 1,361,644
              Facilities Revenue Bonds, Series 2004A, 5.250%, 5/15/24 -
              MBIA Insured

         430 Boulder County, Colorado, Development Revenue Bonds,          9/13 at 100.00       AAA     457,606
              University Corporation for Atmospheric Research, Series
              2003, 5.000%, 9/01/23 - AMBAC Insured

         500 Colorado Educational and Cultural Facilities Authority,      12/10 at 100.00        AA     556,425
              School Revenue Bonds, Ave Maria School, Series 2000,
              6.125%, 12/01/25 - RAAI Insured

       1,000 University of Colorado, Enterprise System Revenue Bonds,      6/14 at 100.00       AAA   1,072,230
              Series 2004, 5.000%, 6/01/24 - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Healthcare - 12.7%

         500 Aspen Valley Hospital District, Pitkin County, Colorado,      4/10 at 100.00       N/R     541,260
              Revenue Bonds, Series 2000, 6.800%, 10/15/24

       1,000 Colorado Health Facilities Authority, Revenue Bonds,          9/14 at 100.00      Baa1   1,028,650
              Parkview Medical Center, Series 2004, 5.000%, 9/01/25

         500 Colorado Health Facilities Authority, Revenue Bonds,          9/09 at 101.00       N/R     519,505
              Steamboat Springs Healthcare Association, Series 1999,
              5.700%, 9/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A     562,065
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/12 at 100.00       BBB     534,155
              Valley Medical Center, Series 2001, 5.800%, 1/15/27

         885 Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00        A-     980,934
              Memorial Hospital of Colorado Springs, Series 2000,
              6.375%, 12/15/30

         750 Denver Health and Hospitals Authority, Colorado, Revenue     12/14 at 100.00       BBB     829,477
              Bonds, Series 2004A, 6.250%, 12/01/33

         500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-     549,865
              Memorial Hospital, Series 2003, 6.375%, 12/01/23
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.4%

       1,300 Englewood, Colorado, Multifamily Housing Revenue Refunding   12/06 at 102.00      BBB+   1,341,808
              Bonds, Marks Apartments Project, Series 1996, 6.650%,
              12/01/26

       1,000 Lakewood, Colorado, FHA-Insured Multifamily Housing          10/05 at 102.00       AAA   1,025,220
              Mortgage Revenue Bonds, Heights by Marston Lake Project,
              Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.3%

         195 Colorado Housing Finance Authority, Single Family Program    10/09 at 105.00       Aa2     200,591
              Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

         225 Colorado Housing Finance Authority, Single Family Program    10/09 at 105.00       Aa2     232,391
              Senior Bonds, Series 2000A-2, 7.450%, 10/01/16
              (Alternative Minimum Tax)

         135 Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00        AA     141,468
              Senior Bonds, Series 2000C-3, 7.150%, 10/01/30
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

         500 Colorado Health Facilities Authority, First Mortgage          1/07 at 101.00       N/R     518,285
              Revenue Refunding Bonds, Christian Living Campus - Johnson
              Center Nursing Facility, Series 1997A, 7.050%, 1/01/19

       1,000 Colorado Health Facilities Authority, Revenue Bonds,         12/12 at 100.00        AA   1,076,900
              Covenant Retirement Communities Inc., Series 2002A,
              5.500%, 12/01/33 - RAAI Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 23.8%

       2,000 Arapahoe County School District 6, Littleton, Colorado,      12/12 at 100.00       AAA   2,193,180
              General Obligation Bonds, Series 2002, 5.250%, 12/01/21 -
              FGIC Insured

         500 Bowles Metropolitan District, Colorado, General Obligation   12/13 at 100.00       AAA     565,125
              Bonds, Series 2003, 5.500%, 12/01/28 - FSA Insured

       2,150 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa   2,497,741
              Counties, Colorado, General Obligation Bonds, Series 2004,
              5.750%, 12/15/23 - FGIC Insured

       1,000 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa   1,072,490
              Counties, Colorado, General Obligation Bonds, Series
              2005B, 5.000%, 12/15/25 - FSA Insured

----
18

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

     $ 1,085 El Paso County School District 20, Academy, Colorado,        12/13 at 100.00       Aaa $ 1,226,853
              General Obligation Bonds, Series 2003, 5.500%, 12/15/23 -
              FGIC Insured

         500 El Paso County School District 38, Lewis Palmer, Colorado,      No Opt. Call       Aa3     614,395
              General Obligation Refunding Bonds, Series 2001, 6.000%,
              12/01/21

       1,000 El Paso County School District 49, Falcon, Colorado,         12/11 at 100.00       AAA   1,115,250
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17 -
              FGIC Insured

       1,000 Fremont County School District Re-1, Cannon City, Colorado,  12/13 at 100.00       Aaa   1,070,340
              General Obligation Bonds, Series 2003, 5.000%, 12/01/24 -
              MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.5%

       1,020 Colorado Educational and Cultural Facilities Authority,      12/15 at 100.00       AAA   1,100,172
              Charter School Revenue Bonds, Woodrow Wilson Academy
              Charter School, Series 2005A, 5.125%, 12/01/25 - XLCA
              Insured

         600 Colorado Educational and Cultural Facilities Authority,      12/10 at 101.00       BBB     655,350
              Charter School Revenue Bonds, Academy Charter School -
              Douglas County School District Re. 1, Series 2000, 6.875%,
              12/15/20

       1,440 Colorado Educational and Cultural Facilities Authority,       5/14 at 100.00       AAA   1,593,749
              Charter School Revenue Bonds, Academy of Charter
              Schools-Adams County School District 12, Series 2004,
              5.250%, 5/01/17 - XLCA Insured

       1,130 Colorado Educational and Cultural Facilities Authority,       2/14 at 100.00       AAA   1,249,769
              Charter School Revenue Bonds, Aurora Academy, Series 2004,
              5.375%, 2/15/19 - XLCA Insured

       1,355 Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00       AAA   1,471,828
              Charter School Revenue Bonds, University of Northern
              Colorado Lab School, Series 2004, 5.250%, 6/01/24 - XLCA
              Insured

       1,000 Larimer County, Colorado, Sales and Use Tax Revenue Bonds,   12/12 at 100.00       AAA   1,126,210
              Fairgrounds and Events Center, Series 2002, 5.500%,
              12/15/18 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 3.7%

         470 Eagle County Air Terminal Corporation, Colorado, Airport      5/11 at 101.00       N/R     497,603
              Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21
              (Alternative Minimum Tax)

       1,000 Northwest Parkway Public Highway Authority, Colorado,         6/11 at 102.00       AAA   1,125,220
              Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 20.6%

       4,000 Arapahoe County, Colorado, Single Family Mortgage Revenue       No Opt. Call       AAA   3,345,400
              Bonds, Series 1984A, 0.000%, 9/01/10

         600 Colorado Educational and Cultural Facilities Authority,       9/11 at 100.00    Ba1***     647,682
              Charter School Revenue Bonds, Bromley East Charter School,
              Series 2000A, 7.250%, 9/15/30 (Pre-refunded to 9/15/11)

         865 Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00     A-***   1,008,478
              Memorial Hospital of Colorado Springs, Series 2000,
              6.375%, 12/15/30 (Pre-refunded to 12/15/10)

         900 Colorado Springs, Colorado, Utility System Revenue Bonds,       No Opt. Call       AAA   1,126,422
              Series 1978B, 6.600%, 11/15/18

       3,500 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 79.90       AAA   2,335,165
              Bonds, Series 2000B, 0.000%, 9/01/14 (Pre-refunded to
              9/01/10) - MBIA Insured

         475 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***     552,634
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)

----
19

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Utilities - 2.5%

     $ 1,000 Platte River Power Authority, Colorado, Power Revenue        6/12 at 100.00       AA- $ 1,111,909
              Refunding Bonds, Series 2002EE, 5.375%, 6/01/17
--------------------------------------------------------------------------------------------------------------
     $41,255 Total Long-Term Investments (cost $39,483,137) - 98.0%                                 42,833,444
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.0%                                                      888,931
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $43,722,375
             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 17.5%

     $ 1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00        A2 $ 1,559,325
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB   1,068,530
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31

             Santa Fe, New Mexico, Educational Facilities Revenue
             Refunding and Improvement Bonds, College of Santa Fe,
             Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00      BBB-     513,890
         500  5.875%, 10/01/21                                            10/07 at 100.00      BBB-     506,685

       2,500 University of New Mexico, Revenue Refunding Bonds, Series       No Opt. Call        AA   3,009,350
              1992A, 6.000%, 6/01/21

       2,000 University of New Mexico, Subordinate Lien Revenue            6/12 at 100.00        AA   2,126,080
              Refunding and Improvement Bonds, Series 2002A, 5.000%,
              6/01/22

         750 University of New Mexico, Subordinate Lien Revenue            6/13 at 100.00        AA     829,320
              Refunding Bonds, Series 2003A, 5.250%, 6/01/18
---------------------------------------------------------------------------------------------------------------
             Healthcare - 9.7%

       2,000 Farmington, New Mexico, Hospital Revenue Bonds, San Juan      6/14 at 100.00        A3   2,072,580
              Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,000  5.750%, 8/01/15                                              8/11 at 101.00       Aa3   2,213,580
       1,000  5.500%, 8/01/30                                              8/11 at 101.00       Aa3   1,063,920
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.1%

       1,815 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/09 at 101.00       N/R   1,777,139
              Refunding and Improvement Bonds, El Centro Senior Housing
              Complex, Series 1999, 5.850%, 6/15/29

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00       Aaa     620,850
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31 - MBIA Insured

         950 Las Cruces, New Mexico, Housing Development Corporation,     10/05 at 100.00        A3     950,912
              Multifamily Mortgage Revenue Refunding Bonds, Burley
              Court/Valley Drive Projects, Series 1993A, 6.400%, 10/01/19
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 8.3%

         520 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00       AAA     528,112
              Mortgage Program Bonds, Series 1996D-1, 6.250%, 7/01/22

         520 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA     528,076
              Mortgage Program Bonds, Series 1996G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         315 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA     328,668
              Mortgage Program Bonds, Series 1996B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

         445 New Mexico Mortgage Finance Authority, Single Family          7/05 at 102.00       AAA     454,425
              Mortgage Program Bonds, Series 1995A, 6.650%, 7/01/26
              (Alternative Minimum Tax)

         850 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50       AAA     856,944
              Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

         750 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50       AAA     767,970
              Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)

       1,060 New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00        A+   1,115,353
              Office Building Bonds, Series 2000, 6.000%, 9/01/26
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.9%

       1,970 Sandoval County, New Mexico, General Obligation Bonds,        4/14 at 100.00       Aaa   2,130,122
              Series 2004, 5.000%, 4/15/23 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 34.6%

       2,000 Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00        AA   2,132,040
              Bonds, Series 1999, 5.250%, 10/01/26

       3,005 Bernalillo County, New Mexico, Gross Receipts Tax Revenue     6/09 at 100.00       AAA   3,221,901
              Bonds, Series 2004, 5.250%, 6/15/19 - AMBAC Insured

----
21

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (CONTINUED)
May 31, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Dona Ana County, New Mexico, Gross Receipts Tax Revenue
             Refunding and Improvement Bonds, Series 2003:
     $   360  5.250%, 5/01/25 - AMBAC Insured                              5/13 at 100.00       Aaa $   395,647
         545  5.250%, 5/01/28 - AMBAC Insured                              5/13 at 100.00       Aaa     590,627

       1,160 Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A,    6/13 at 100.00       Aaa   1,247,545
              5.000%, 6/01/24 - AMBAC Insured

       1,510 Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00       Aaa   1,614,915
              Refunding Bonds, Series 2002, 5.125%, 6/01/30 - AMBAC
              Insured

             New Mexico Finance Authority, Senior Lien Transportation
              Revenue Bonds, Series 2004A:
       1,000  5.250%, 6/15/23 - MBIA Insured                               6/14 at 100.00       AAA   1,102,390
       2,000  5.250%, 6/15/24 - MBIA Insured                               6/14 at 100.00       AAA   2,201,580

         250 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB-     268,863
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 San Juan County, New Mexico, Subordinate Gross Receipts Tax   9/11 at 101.00       AAA   1,062,530
              Revenue Bonds, Series 2001A, 5.125%, 9/15/26 - AMBAC
              Insured

       4,000 Santa Fe County, New Mexico, Correctional System Gross          No Opt. Call       AAA   5,073,960
              Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
              FSA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 7.9%

       3,750 Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call       AAA   3,025,538
              Improvement and Revenue Refunding Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured

       1,215 New Mexico Finance Authority, Court Automation Fee Revenue    6/11 at 100.00       AAA   1,330,158
              Bonds, Series 2002, 5.000%, 6/15/17 (Pre-refunded to
              6/15/11) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 3.9%

       1,500 Farmington, New Mexico, Pollution Control Revenue Bonds,     10/09 at 102.00       BBB   1,631,385
              Public Service Company of New Mexico, Series 1999A,
              6.600%, 10/01/29 (Alternative Minimum Tax)

         135 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA     145,823
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured

         300 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA     343,587
              Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.6%

       1,000 Albuquerque, New Mexico, Joint Water and Sewer System           No Opt. Call       AAA     938,890
              Revenue Bonds, Series 1990A, 0.000%, 7/01/07 - FGIC Insured

       1,000 New Mexico Finance Authority, Public Project Revolving Fund   6/15 at 100.00       Aaa   1,071,310
              Revenue Bonds, Series 2005C, 5.000%, 6/15/25 - AMBAC
              Insured

       1,000 New Mexico Finance Authority, Public Project Revolving Fund   6/14 at 100.00       AAA   1,073,009
              Revenue Bonds, Series 2004C, 5.000%, 6/01/24 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------
     $50,275 Total Long-Term Investments (cost $49,726,340) - 97.5%                                  53,493,529
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.5%                                                     1,379,563
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $54,873,092
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
22

Statement of Assets and Liabilities
May 31, 2005


                                                                                                 Arizona     Colorado
----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $91,978,054, $39,483,137, and $49,726,340, respectively) $96,257,604  $42,833,444
Cash                                                                                            519,052      394,391
Receivables:
  Interest                                                                                    1,737,207      699,797
  Investments sold                                                                               55,000           --
  Shares sold                                                                                   269,051       23,477
Other assets                                                                                        555           90
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                             98,838,469   43,951,199
----------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                      63,419       31,909
Accrued expenses:
  Management fees                                                                                44,964       19,991
  12b-1 distribution and service fees                                                            20,864       13,081
  Other                                                                                          43,863       24,161
Dividends payable                                                                               324,908      139,682
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           498,018      228,824
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                  $98,340,451  $43,722,375
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                  $69,431,598  $32,345,277
Shares outstanding                                                                            6,390,050    3,063,829
Net asset value per share                                                                   $     10.87  $     10.56
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                           $     11.35  $     11.02
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                  $ 4,790,659  $ 5,491,458
Shares outstanding                                                                              441,462      520,164
Net asset value and offering price per share                                                $     10.85  $     10.56
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                  $ 8,461,816  $ 5,076,876
Shares outstanding                                                                              779,995      481,792
Net asset value and offering price per share                                                $     10.85  $     10.54
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                  $15,656,378  $   808,764
Shares outstanding                                                                            1,442,207       76,661
Net asset value and offering price per share                                                $     10.86  $     10.55
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                             $94,059,716  $41,604,739
Undistributed (Over-distribution of) net investment income                                     (118,053)       3,875
Accumulated net realized gain (loss) from investments                                           119,238   (1,236,546)
Net unrealized appreciation of investments                                                    4,279,550    3,350,307
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                  $98,340,451  $43,722,375
----------------------------------------------------------------------------------------------------------------------

                                                                                              New Mexico
--------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $91,978,054, $39,483,137, and $49,726,340, respectively) $53,493,529
Cash                                                                                            242,833
Receivables:
  Interest                                                                                      923,478
  Investments sold                                                                              335,000
  Shares sold                                                                                   144,869
Other assets                                                                                        116
--------------------------------------------------------------------------------------------------------
    Total assets                                                                             55,139,825
--------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                      21,932
Accrued expenses:
  Management fees                                                                                25,066
  12b-1 distribution and service fees                                                            15,233
  Other                                                                                          26,156
Dividends payable                                                                               178,346
--------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           266,733
--------------------------------------------------------------------------------------------------------
Net assets                                                                                  $54,873,092
--------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                  $42,608,322
Shares outstanding                                                                            4,032,486
Net asset value per share                                                                   $     10.57
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                           $     11.03
--------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                  $ 5,006,532
Shares outstanding                                                                              473,755
Net asset value and offering price per share                                                $     10.57
--------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                  $ 6,363,654
Shares outstanding                                                                              601,645
Net asset value and offering price per share                                                $     10.58
--------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                  $   894,584
Shares outstanding                                                                               84,304
Net asset value and offering price per share                                                $     10.61
--------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                             $52,253,304
Undistributed (Over-distribution of) net investment income                                      (53,631)
Accumulated net realized gain (loss) from investments                                        (1,093,770)
Net unrealized appreciation of investments                                                    3,767,189
--------------------------------------------------------------------------------------------------------
Net assets                                                                                  $54,873,092
--------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
23

Statement of Operations
Year Ended May 31, 2005

                                                                        Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------------------------------
Investment Income                                                   $5,024,492  $2,194,726  $2,729,028
-------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        534,847     237,387     293,667
12b-1 service fees - Class A                                           138,168      64,325      84,362
12b-1 distribution and service fees - Class B                           50,717      54,435      49,271
12b-1 distribution and service fees - Class C                           61,454      37,682      43,072
Shareholders' servicing agent fees and expenses                         56,545      24,794      31,378
Custodian's fees and expenses                                           39,491      24,578      25,843
Trustees' fees and expenses                                              2,336         965       1,314
Professional fees                                                       10,544       8,189       8,559
Shareholders' reports - printing and mailing expenses                   35,049      16,292      18,281
Federal and state registration fees                                      8,539       3,464       5,153
Other expenses                                                           5,480       2,959       3,400
-------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             943,170     475,070     564,300
  Custodian fee credit                                                 (11,593)     (7,136)     (6,597)
-------------------------------------------------------------------------------------------------------
Net expenses                                                           931,577     467,934     557,703
-------------------------------------------------------------------------------------------------------
Net investment income                                                4,092,915   1,726,792   2,171,325
-------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments                                   2,596,442     131,374     126,581
Net change in unrealized appreciation (depreciation) of investments    117,207   1,956,784   2,494,422
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                     2,713,649   2,088,158   2,621,003
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $6,806,564  $3,814,950  $4,792,328
-------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
24

Statement of Changes in Net Assets

                                                                             Arizona                   Colorado
                                                                   --------------------------  ------------------------
                                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                                         5/31/05       5/31/04      5/31/05      5/31/04
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  4,092,915  $  4,546,151  $ 1,726,792  $ 1,826,407
Net realized gain (loss) from investments                             2,596,442      (904,586)     131,374      161,474
Net change in unrealized appreciation (depreciation)
 of investments                                                         117,207    (5,035,886)   1,956,784   (2,308,595)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 6,806,564    (1,394,321)   3,814,950     (320,714)
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                            (2,928,891)   (3,215,414)  (1,269,547)  (1,384,330)
  Class B                                                              (185,406)     (236,614)    (184,302)    (227,283)
  Class C                                                              (302,027)     (331,693)    (171,908)    (220,399)
  Class R                                                              (692,950)     (837,684)     (29,969)     (33,152)
From accumulated net realized gains from investments:
  Class A                                                            (1,032,659)           --           --           --
  Class B                                                               (78,564)           --           --           --
  Class C                                                              (126,181)           --           --           --
  Class R                                                              (234,031)           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (5,580,709)   (4,621,405)  (1,655,726)  (1,865,164)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          9,116,790    10,487,851    5,947,011    4,340,201
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                        2,442,934     1,826,896      676,967      757,261
-------------------------------------------------------------------------------------------------------------------------
                                                                     11,559,724    12,314,747    6,623,978    5,097,462
Cost of shares redeemed                                             (13,642,222)  (17,742,441)  (7,466,036)  (7,149,563)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions   (2,082,498)   (5,427,694)    (842,058)  (2,052,101)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (856,643)  (11,443,420)   1,317,166   (4,237,979)
Net assets at the beginning of year                                  99,197,094   110,640,514   42,405,209   46,643,188
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                      $ 98,340,451  $ 99,197,094  $43,722,375  $42,405,209
-------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                $   (118,053) $   (101,161) $     3,875  $   (67,191)
-------------------------------------------------------------------------------------------------------------------------

                                                                          New Mexico
                                                                   ------------------------
                                                                     Year Ended   Year Ended
                                                                        5/31/05      5/31/04
--------------------------------------------------------------------------------------------
Operations
Net investment income                                              $ 2,171,325  $ 2,373,050
Net realized gain (loss) from investments                              126,581      165,851
Net change in unrealized appreciation (depreciation)
 of investments                                                      2,494,422   (3,430,453)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                4,792,328     (891,552)
--------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                           (1,759,238)  (1,970,478)
  Class B                                                             (176,889)    (200,249)
  Class C                                                             (205,232)    (191,636)
  Class R                                                              (37,841)     (34,522)
From accumulated net realized gains from investments:
  Class A                                                                   --           --
  Class B                                                                   --           --
  Class C                                                                   --           --
  Class R                                                                   --           --
--------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (2,179,200)  (2,396,885)
--------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                         5,200,082    4,868,614
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         966,534    1,008,448
--------------------------------------------------------------------------------------------
                                                                     6,166,616    5,877,062
Cost of shares redeemed                                             (6,911,710)  (8,320,720)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions    (745,094)  (2,443,658)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                1,868,034   (5,732,095)
Net assets at the beginning of year                                 53,005,058   58,737,153
--------------------------------------------------------------------------------------------
Net assets at the end of year                                      $54,873,092  $53,005,058
--------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                $   (53,631) $   (45,299)
--------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the


----
26
investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                           Arizona
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/05                   5/31/04
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                               634,465  $  6,902,724     672,282  $  7,431,055
  Class B                                                17,659       191,744      77,810       858,490
  Class C                                               171,209     1,856,500     151,108     1,654,278
  Class R                                                15,286       165,822      50,089       544,028
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               146,176     1,584,281     100,907     1,112,505
  Class B                                                 6,715        72,635       4,525        49,800
  Class C                                                16,543       179,030      13,424       147,687
  Class R                                                56,050       606,988      46,954       516,904
--------------------------------------------------------------------------------------------------------
                                                      1,064,103    11,559,724   1,117,099    12,314,747
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (853,648)   (9,263,294)   (940,959)  (10,309,701)
  Class B                                              (157,989)   (1,707,239)   (102,560)   (1,122,300)
  Class C                                              (106,006)   (1,148,747)   (285,875)   (3,111,912)
  Class R                                              (140,384)   (1,522,942)   (293,232)   (3,198,528)
--------------------------------------------------------------------------------------------------------
                                                     (1,258,027)  (13,642,222) (1,622,626)  (17,742,441)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (193,924) $ (2,082,498)   (505,527) $ (5,427,694)
--------------------------------------------------------------------------------------------------------


----
27

                                                                       Colorado
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/05                5/31/04
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             420,886  $ 4,387,728   306,120  $ 3,172,503
  Class B                                              25,991      270,769    44,839      460,100
  Class C                                             111,944    1,154,439    67,994      697,147
  Class R                                              12,813      134,075     1,039       10,451
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              48,272      499,555    52,043      533,529
  Class B                                               6,551       67,707     8,270       84,814
  Class C                                               7,901       81,562    10,446      106,947
  Class R                                               2,720       28,143     3,122       31,971
--------------------------------------------------------------------------------------------------
                                                      637,078    6,623,978   493,873    5,097,462
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (460,977)  (4,784,955) (413,394)  (4,234,226)
  Class B                                             (97,001)  (1,004,669)  (67,810)    (690,737)
  Class C                                            (160,445)  (1,640,755) (203,204)  (2,065,146)
  Class R                                              (3,356)     (35,657)  (15,624)    (159,454)
--------------------------------------------------------------------------------------------------
                                                     (721,779)  (7,466,036) (700,032)  (7,149,563)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                               (84,701) $  (842,058) (206,159) $(2,052,101)
--------------------------------------------------------------------------------------------------

                                                                      New Mexico
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/05                5/31/04
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             389,716  $ 4,040,700   266,319  $ 2,762,369
  Class A -- automatic conversion of Class B shares     3,407       35,774        --           --
  Class B                                              19,491      201,233    71,583      752,894
  Class C                                              88,460      922,162   118,392    1,230,367
  Class R                                                  20          213    12,078      122,984
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              69,794      720,936    74,479      772,559
  Class B                                              10,008      103,384    10,823      112,259
  Class C                                              10,643      110,121     9,047       93,858
  Class R                                               3,094       32,093     2,860       29,772
--------------------------------------------------------------------------------------------------
                                                      594,633    6,166,616   565,581    5,877,062
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (581,364)  (6,027,938) (642,554)  (6,595,077)
  Class B                                             (62,576)    (648,338) (127,183)  (1,316,991)
  Class B -- automatic conversion to Class A shares    (3,404)     (35,774)       --           --
  Class C                                             (17,879)    (184,075)  (39,629)    (406,965)
  Class R                                              (1,484)     (15,585)     (158)      (1,687)
--------------------------------------------------------------------------------------------------
                                                     (666,707)  (6,911,710) (809,524)  (8,320,720)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                               (72,074) $  (745,094) (243,943) $(2,443,658)
--------------------------------------------------------------------------------------------------


----
28

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2005, were as follows:

                                     Arizona    Colorado New Mexico
            -------------------------------------------------------
            Purchases            $25,575,117 $12,309,955 $6,285,849
            Sales and maturities  30,340,326  13,862,705  7,832,721
            -------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2005, the cost of investments was as follows:

                                    Arizona    Colorado  New Mexico
            -------------------------------------------------------
            Cost of investments $91,954,385 $39,480,030 $49,720,325
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                                Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 5,482,231  $3,370,662  $3,858,278
  Depreciation                              (1,179,012)    (17,248)    (85,074)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 4,303,219  $3,353,414  $3,773,204
-------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                                Arizona Colorado New Mexico
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Undistributed net tax-exempt income*      $183,216 $140,453   $118,702
     Undistributed net ordinary income**             --       --         --
     Undistributed net long-term capital gains  119,237       --         --
     ----------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
**Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,144,093 $1,654,161 $2,198,535
Distributions from net ordinary income**               --         --        801
Distributions from net long-term capital gains  1,471,435         --         --
-------------------------------------------------------------------------------

**Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

2004                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,660,464 $1,890,437 $2,401,262
Distributions from net ordinary income**               --         --         --
Distributions from net long-term capital gains         --         --         --
-------------------------------------------------------------------------------

**Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                        Colorado New Mexico
                     --------------------------------------
                     --------------------------------------
                     Expiration Year:
                       2008           $  338,828 $  220,781
                       2009              374,552    338,997
                       2010               97,920         --
                       2011              220,293    309,022
                       2012              204,953    161,533
                     --------------------------------------
                     Total            $1,236,546 $1,030,333
                     --------------------------------------

At May 31, 2005, New Mexico elected to defer $63,437 of net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the following fiscal year.


----
29

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is the funds' effective management fees were reduced by approximately .0100%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.


----
30

The Adviser may voluntarily reimburse expenses in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              Arizona Colorado New Mexico
      -------------------------------------------------------------------
      Sales charges collected (unaudited)    $134,797  $81,845    $71,428
      Paid to authorized dealers (unaudited)  117,036   70,534     60,730
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          Commission advances (unaudited) $25,996  $20,107    $17,871
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          12b-1 fees retained (unaudited) $45,498  $51,537    $45,811
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2005, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
CDSC retained (unaudited)                            $28,124  $12,333     $7,141
--------------------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 9, 2005, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                              $.0365   $.0350     $.0355
 Class B                                               .0295    .0285      .0290
 Class C                                               .0315    .0305      .0305
 Class R                                               .0380    .0370      .0370
--------------------------------------------------------------------------------


----
31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -------


ARIZONA




                                           Net
              Beginning         Net  Realized/             Net                  Ending             Ending
                    Net     Invest- Unrealized         Invest-                     Net                Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (10/86)
   2005          $10.73        $.46      $ .30  $ .76    $(.46)   $(.16) $(.62) $10.87      7.28% $69,432
   2004           11.35         .48       (.61)  (.13)    (.49)      --   (.49)  10.73     (1.19)  69,355
   2003           10.91         .51        .47    .98     (.52)    (.02)  (.54)  11.35      9.23   75,255
   2002           10.84         .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06   69,356
   2001           10.24         .54        .58   1.12     (.52)      --   (.52)  10.84     11.12   70,642
Class B (2/97)
   2005           10.72         .38        .29    .67     (.38)    (.16)  (.54)  10.85      6.37    4,791
   2004           11.33         .40       (.61)  (.21)    (.40)      --   (.40)  10.72     (1.85)   6,162
   2003           10.89         .42        .48    .90     (.44)    (.02)  (.46)  11.33      8.43    6,745
   2002           10.83         .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20    5,962
   2001           10.23         .46        .59   1.05     (.45)      --   (.45)  10.83     10.33    4,447
Class C (2/94)
   2005           10.71         .40        .30    .70     (.40)    (.16)  (.56)  10.85      6.71    8,462
   2004           11.33         .42       (.61)  (.19)    (.43)      --   (.43)  10.71     (1.73)   7,481
   2003           10.90         .45        .46    .91     (.46)    (.02)  (.48)  11.33      8.56    9,289
   2002           10.83         .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50    7,454
   2001           10.23         .48        .59   1.07     (.47)      --   (.47)  10.83     10.56    5,809
Class R (2/97)
   2005           10.72         .48        .30    .78     (.48)    (.16)  (.64)  10.86      7.47   15,656
   2004           11.33         .50       (.60)  (.10)    (.51)      --   (.51)  10.72      (.93)  16,198
   2003           10.90         .53        .47   1.00     (.55)    (.02)  (.57)  11.33      9.38   19,351
   2002           10.83         .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30   17,742
   2001           10.24         .56        .58   1.14     (.55)      --   (.55)  10.83     11.27   19,388
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
ARIZONA       -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (10/86)
   2005            .90%    4.20%      .90%    4.20%      .89%    4.22%        26%
   2004            .94     4.34       .94     4.34       .93     4.35         10
   2003            .92     4.56       .92     4.56       .91     4.57         14
   2002            .92     4.85       .92     4.85       .91     4.86         16
   2001            .95     5.02       .95     5.02       .94     5.03         21
Class B (2/97)
   2005           1.65     3.46      1.65     3.46      1.64     3.47         26
   2004           1.69     3.59      1.69     3.59      1.68     3.60         10
   2003           1.67     3.81      1.67     3.81      1.66     3.82         14
   2002           1.67     4.10      1.67     4.10      1.66     4.11         16
   2001           1.70     4.27      1.70     4.27      1.69     4.28         21
Class C (2/94)
   2005           1.45     3.65      1.45     3.65      1.44     3.66         26
   2004           1.49     3.80      1.49     3.80      1.48     3.80         10
   2003           1.47     4.01      1.47     4.01      1.46     4.02         14
   2002           1.46     4.30      1.46     4.30      1.46     4.31         16
   2001           1.50     4.47      1.50     4.47      1.49     4.48         21
Class R (2/97)
   2005            .70     4.41       .70     4.41       .69     4.42         26
   2004            .74     4.55       .74     4.55       .73     4.55         10
   2003            .72     4.76       .72     4.76       .71     4.77         14
   2002            .72     5.05       .72     5.05       .71     5.06         16
   2001            .75     5.22       .75     5.22       .74     5.23         21
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
32

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    -------


COLORADO




                                           Net
              Beginning         Net  Realized/             Net                 Ending             Ending
                    Net     Invest- Unrealized         Invest-                    Net                Net
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------
Class A (5/87)
   2005          $10.03        $.43      $ .51  $ .94    $(.41)     $-- $(.41) $10.56      9.50% $32,345
   2004           10.52         .45       (.49)  (.04)    (.45)      --  (.45)  10.03      (.34)  30,658
   2003           10.15         .48        .38    .86     (.49)      --  (.49)  10.52      8.70   32,732
   2002           10.02         .52        .13    .65     (.52)      --  (.52)  10.15      6.53   32,638
   2001            9.50         .52        .51   1.03     (.51)      --  (.51)  10.02     11.00   32,306
Class B (2/97)
   2005           10.04         .35        .50    .85     (.33)      --  (.33)  10.56      8.61    5,491
   2004           10.53         .37       (.48)  (.11)    (.38)      --  (.38)  10.04     (1.04)   5,867
   2003           10.16         .40        .39    .79     (.42)      --  (.42)  10.53      7.93    6,310
   2002           10.03         .44        .13    .57     (.44)      --  (.44)  10.16      5.78    6,014
   2001            9.52         .45        .50    .95     (.44)      --  (.44)  10.03     10.07    4,916
Class C (2/97)
   2005           10.02         .37        .51    .88     (.36)      --  (.36)  10.54      8.85    5,077
   2004           10.51         .39       (.48)  (.09)    (.40)      --  (.40)  10.02      (.87)   5,234
   2003           10.14         .42        .39    .81     (.44)      --  (.44)  10.51      8.14    6,801
   2002           10.01         .46        .13    .59     (.46)      --  (.46)  10.14      5.98    4,064
   2001            9.49         .47        .50    .97     (.45)      --  (.45)  10.01     10.41    2,995
Class R (2/97)
   2005           10.03         .45        .50    .95     (.43)      --  (.43)  10.55      9.65      809
   2004           10.52         .47       (.48)  (.01)    (.48)      --  (.48)  10.03      (.11)     647
   2003           10.16         .50        .38    .88     (.52)      --  (.52)  10.52      8.84      799
   2002           10.01         .54        .15    .69     (.54)      --  (.54)  10.16      6.98      819
   2001            9.50         .54        .50   1.04     (.53)      --  (.53)  10.01     11.10      746
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
COLORADO      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (5/87)
   2005            .93%    4.10%      .93%    4.10%      .91%    4.12%        29%
   2004            .95     4.34       .95     4.34       .94     4.35         49
   2003            .95     4.66       .95     4.66       .93     4.68         12
   2002            .96     5.05       .96     5.05       .94     5.06         28
   2001           1.00     5.28      1.00     5.28       .99     5.29         33
Class B (2/97)
   2005           1.68     3.35      1.68     3.35      1.66     3.37         29
   2004           1.70     3.59      1.70     3.59      1.69     3.60         49
   2003           1.70     3.92      1.70     3.92      1.68     3.93         12
   2002           1.70     4.29      1.70     4.29      1.69     4.31         28
   2001           1.75     4.53      1.75     4.53      1.74     4.54         33
Class C (2/97)
   2005           1.48     3.55      1.48     3.55      1.46     3.57         29
   2004           1.50     3.80      1.50     3.80      1.49     3.81         49
   2003           1.49     4.11      1.49     4.11      1.48     4.12         12
   2002           1.49     4.50      1.49     4.50      1.48     4.51         28
   2001           1.55     4.73      1.55     4.73      1.54     4.74         33
Class R (2/97)
   2005            .73     4.30       .73     4.30       .71     4.31         29
   2004            .75     4.54       .75     4.54       .74     4.56         49
   2003            .75     4.87       .75     4.87       .74     4.88         12
   2002            .75     5.25       .75     5.25       .74     5.26         28
   2001            .81     5.47       .81     5.47       .80     5.48         33
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
33

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    -------


NEW MEXICO




                                           Net
              Beginning         Net  Realized/             Net                 Ending             Ending
                    Net     Invest- Unrealized         Invest-                    Net                Net
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------
Class A (9/92)
   2005          $10.07        $.43      $ .50  $ .93    $(.43)     $-- $(.43) $10.57      9.41% $42,608
   2004           10.66         .45       (.58)  (.13)    (.46)      --  (.46)  10.07     (1.28)  41,789
   2003           10.27         .47        .40    .87     (.48)      --  (.48)  10.66      8.65   47,478
   2002           10.23         .49        .04    .53     (.49)      --  (.49)  10.27      5.22   45,882
   2001            9.66         .50        .56   1.06     (.49)      --  (.49)  10.23     11.11   46,358
Class B (2/97)
   2005           10.07         .35        .50    .85     (.35)      --  (.35)  10.57      8.59    5,007
   2004           10.66         .37       (.58)  (.21)    (.38)      --  (.38)  10.07     (2.02)   5,137
   2003           10.27         .39        .40    .79     (.40)      --  (.40)  10.66      7.84    5,919
   2002           10.23         .41        .04    .45     (.41)      --  (.41)  10.27      4.43    4,485
   2001            9.66         .42        .56    .98     (.41)      --  (.41)  10.23     10.26    3,393
Class C (2/97)
   2005           10.07         .37        .51    .88     (.37)      --  (.37)  10.58      8.88    6,364
   2004           10.67         .40       (.60)  (.20)    (.40)      --  (.40)  10.07     (1.94)   5,243
   2003           10.27         .41        .41    .82     (.42)      --  (.42)  10.67      8.13    4,615
   2002           10.23         .43        .04    .47     (.43)      --  (.43)  10.27      4.61    3,295
   2001            9.65         .44        .57   1.01     (.43)      --  (.43)  10.23     10.61    2,396
Class R (2/97)
   2005           10.11         .45        .50    .95     (.45)      --  (.45)  10.61      9.56      895
   2004           10.70         .47       (.59)  (.12)    (.47)      --  (.47)  10.11     (1.10)     836
   2003           10.30         .49        .41    .90     (.50)      --  (.50)  10.70      8.91      726
   2002           10.26         .51        .03    .54     (.50)      --  (.50)  10.30      5.39      547
   2001            9.68         .52        .56   1.08     (.50)      --  (.50)  10.26     11.39      520
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW MEXICO    -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/92)
   2005            .92%    4.14%      .92%    4.14%      .91%    4.15%        12%
   2004            .93     4.36       .93     4.36       .92     4.36         20
   2003            .93     4.48       .93     4.48       .92     4.49          8
   2002            .95     4.76       .95     4.76       .94     4.77         22
   2001            .99     4.92       .99     4.92       .97     4.93         10
Class B (2/97)
   2005           1.67     3.39      1.67     3.39      1.66     3.40         12
   2004           1.68     3.61      1.68     3.61      1.67     3.61         20
   2003           1.68     3.73      1.68     3.73      1.66     3.74          8
   2002           1.70     4.01      1.70     4.01      1.69     4.02         22
   2001           1.73     4.17      1.73     4.17      1.72     4.18         10
Class C (2/97)
   2005           1.47     3.58      1.47     3.58      1.46     3.60         12
   2004           1.48     3.81      1.48     3.81      1.47     3.82         20
   2003           1.47     3.93      1.47     3.93      1.46     3.95          8
   2002           1.50     4.20      1.50     4.20      1.48     4.21         22
   2001           1.54     4.37      1.54     4.37      1.52     4.38         10
Class R (2/97)
   2005            .72     4.34       .72     4.34       .71     4.35         12
   2004            .73     4.56       .73     4.56       .72     4.57         20
   2003            .73     4.68       .73     4.68       .71     4.69          8
   2002            .75     4.96       .75     4.96       .74     4.97         22
   2001            .79     5.12       .79     5.12       .77     5.13         10
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended May 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated
July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 28, 2005


----
35

            ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS

   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").

The Approval Process

   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the Lipper Award for Best Fund Family:
Fixed Income-Large Asset Class, for 2004. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.

   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and


----
36
regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and the Adviser

   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group subject to the following. Certain state municipal funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The two open-end Funds that utilize such indices are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

   1. Fees and Expenses

   In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

   2. Comparisons with the Fees of Other Clients

   The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to


----
37
the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. Profitability of the Adviser

   In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment


----
38

Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.

G. Approval

   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.


----
39

                                     Notes

--------------------------------------------------------------------------------
40

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director, (since 1997) Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                      Asset Management, President and CEO, Banc
333 W. Wacker Drive                                           One Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
41

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
42

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC,; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999), of Nuveen             155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
43

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Vice President (since 2005) and Assistant
                                                   Secretary of Nuveen Investments, Inc. and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
45

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS2-0505D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Florida Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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NUVEEN INVESTMENTS FUND REPORTS FASTER.

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an e-mail as soon as your Nuveen Investments Fund information is ready -- no
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e-mail to see the report, and save it on your computer if your wish.

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if you get your Nuveen Investments Fund dividends and statements from your
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(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders have been asked to formally approve the continuation of your Fund's management contract with Nuveen. You should have already received proxy materials asking for such approval in recent weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments for the Nuveen Florida Municipal Bond Fund

  Portfolio manager Cathryn Steeves examines economic and market conditions, key investment strategies, and the performance of the Nuveen Florida Municipal Bond Fund. Cathryn, who has 9 years of investment experience, began managing the Florida Fund in January 2005.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and the municipal market during the 12-month reporting period ended May 31, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.8 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in April 2005, although the following month's increase was a much smaller 78,000 jobs. On May 31, 2005, the unemployment rate was 5.1 percent, below the
5.6 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of eight times. By May 2005, the short-term federal funds rate stood at 3 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.25 percent.)

Although inflation generally was rising, its rate of increase was seemingly in line with bond investors' expectations. Accordingly, investors correctly assumed that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, shorter-term municipal bond yields rose in line with the Fed's rate hikes. Lower-rated credits were among the best-performing securities in the municipal market during the period. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first five months of 2005, for example, new municipal issuance totaled $164 billion, an increase of about 6 percent over new supply in the first five months of 2004.

How did the Fund perform during the 12 months ended May 31, 2005?

The table on the next page provides total return performance information for the Fund for the one-year, five-year, and ten-year periods ended May 31, 2005. The Fund's performance is compared with the national Lehman Brothers Municipal Bond Index as well as with its Lipper peer fund category average. The factors determining the performance of the Fund are discussed later in the report.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/05
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Florida Municipal Bond Fund
          A Shares at NAV                         8.27%  5.93%   5.03%
          A Shares at Offer                       3.69%  5.02%   4.57%
         Lipper Florida Municipal Debt Funds
           Category Average/1/                    6.86%  6.28%   5.24%
         Lehman Brothers Municipal Bond Index/2/  7.96%  7.30%   6.22%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income, as dividends to shareholders. As of May 31, 2005, the Nuveen Florida Municipal Bond Fund had negative UNII for financial statement purposes and a positive UNII balance for tax purposes.

What type of economic environment did Florida experience during the period?

Florida's service-based economy remained robust. The state's unemployment rate in May 2005 was just 4 percent, more than a percentage point below the national average and a year-over-year improvement of 0.8 percent. While Florida has no state income tax, the state's other sources of revenues, primarily sales taxes, have grown consistently, with general fund revenue collections for the 2005 fiscal year projected to be more than 8 percent above the prior year's revenues. Further growth is expected in fiscal 2006. Although budget gaps are projected for future years, the state's budget has been well managed, and Florida maintains a high degree of financial flexibility. As of May 31, 2005, Florida's general obligation debt was rated Aa1 by Moody's and AAA by Standard & Poor's. Both ratings represented upgrades during the period, reflecting the state's strong financial management, significant reserve balance, and better-than-expected economic trends. Municipal debt issuance in Florida for the first five months of 2005 was 53 percent higher than in the first five months of 2004, compared to a national increase of 6 percent.

What strategies were used to manage the Fund during the period? How did these strategies influence performance?

The Fund's total return outperformed both the national Lehman Brothers index and the Florida Municipal Debt Funds category average during the 12-month period. The portfolio benefited from its relatively long duration, which contributed to performance as longer bonds outperformed shorter-


--------------------------------------------------------------------------------

1The Lipper peer group returns represent the average annualized total return of the 56, 54 and 39 funds in the Lipper Florida Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended May 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3
maturity securities. Lacking much exposure to the very longest bonds, however, had a modestly negative impact on performance. An overweight to the strong-performing healthcare sector also contributed to results, as did the portfolio's exposure to BBB-rated securities, which benefited as investors became less risk-averse in their search for higher-yielding investments.

Throughout the past 12 months, credit spreads, the additional yield available to investors for taking on credit risk, narrowed considerably. As lower-rated bonds rallied, we took advantage of market conditions and reduced our holdings in securities that we believed had grown to occupy too large a weighting in the portfolio. Such a strategy allowed us to lock in some gains, reduce risk, and invest in parts of the market we believed offered more attractive value potential. In particular, we favored premium-coupon, intermediate-duration bonds, especially those with maturities in the 20-year range. At the same time, we also sought to manage the Fund's duration, or sensitivity to changes in interest rates, within a target range. With the Fed continuing to raise short-term rates, we believed it was prudent to avoid making significant interest rate bets.


--------------------------------------------------------------------------------


     Nuveen Florida Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                Nuveen Florida        Nuveen Florida        Lehman Brothers
                Municipal Bond        Municipal Bond           Municipal
                 Fund (Offer)           Fund (NAV)            Bond Index
                --------------        --------------        ----------------
 5/31/1995         $ 9,580               $10,000                $10,000
 6/30/1995           9,478                 9,894                  9,913
 7/31/1995           9,523                 9,941                 10,007
 8/31/1995           9,632                10,054                 10,134
 9/30/1995           9,702                10,127                 10,198
10/31/1995           9,847                10,279                 10,346
11/30/1995          10,048                10,489                 10,518
12/31/1995          10,176                10,622                 10,619
 1/31/1996          10,221                10,669                 10,699
 2/29/1996          10,132                10,576                 10,627
 3/31/1996           9,933                10,369                 10,491
 4/30/1996           9,874                10,306                 10,461
 5/31/1996           9,881                10,315                 10,457
 6/30/1996           9,963                10,400                 10,571
 7/31/1996          10,047                10,488                 10,667
 8/31/1996          10,026                10,466                 10,665
 9/30/1996          10,187                10,633                 10,814
10/31/1996          10,310                10,762                 10,937
11/30/1996          10,490                10,950                 11,137
12/31/1996          10,439                10,896                 11,184
 1/31/1997          10,438                10,895                 11,205
 2/28/1997          10,522                10,984                 11,308
 3/31/1997          10,390                10,845                 11,157
 4/30/1997          10,485                10,945                 11,251
 5/31/1997          10,631                11,097                 11,420
 6/30/1997          10,727                11,197                 11,542
 7/31/1997          11,025                11,508                 11,862
 8/31/1997          10,920                11,399                 11,750
 9/30/1997          11,038                11,522                 11,890
10/31/1997          11,115                11,603                 11,966
11/30/1997          11,173                11,663                 12,037
12/31/1997          11,324                11,820                 12,213
 1/31/1998          11,424                11,924                 12,338
 2/28/1998          11,419                11,920                 12,342
 3/31/1998          11,447                11,948                 12,353
 4/30/1998          11,390                11,890                 12,298
 5/31/1998          11,554                12,061                 12,492
 6/30/1998          11,603                12,112                 12,541
 7/31/1998          11,641                12,152                 12,572
 8/31/1998          11,786                12,302                 12,767
 9/30/1998          11,899                12,420                 12,926
10/31/1998          11,883                12,404                 12,926
11/30/1998          11,944                12,468                 12,972
12/31/1998          11,951                12,475                 13,004
 1/31/1999          12,066                12,595                 13,159
 2/28/1999          12,028                12,556                 13,101
 3/31/1999          12,034                12,562                 13,119
 4/30/1999          12,062                12,591                 13,152
 5/31/1999          11,991                12,517                 13,076
 6/30/1999          11,841                12,360                 12,888
 7/31/1999          11,859                12,379                 12,934
 8/31/1999          11,731                12,245                 12,830
 9/30/1999          11,680                12,192                 12,836
10/31/1999          11,562                12,069                 12,697
11/30/1999          11,626                12,136                 12,832
12/31/1999          11,550                12,057                 12,735
 1/31/2000          11,476                11,979                 12,681
 2/29/2000          11,621                12,131                 12,828
 3/31/2000          11,860                12,380                 13,109
 4/30/2000          11,808                12,325                 13,031
 5/31/2000          11,732                12,246                 12,964
 6/30/2000          11,974                12,499                 13,307
 7/31/2000          12,134                12,666                 13,492
 8/31/2000          12,295                12,834                 13,700
 9/30/2000          12,242                12,778                 13,629
10/31/2000          12,332                12,873                 13,777
11/30/2000          12,387                12,930                 13,882
12/31/2000          12,635                13,189                 14,225
 1/31/2001          12,666                13,221                 14,366
 2/28/2001          12,758                13,317                 14,411
 3/31/2001          12,838                13,401                 14,541
 4/30/2001          12,648                13,203                 14,384
 5/31/2001          12,829                13,391                 14,539
 6/30/2001          12,948                13,515                 14,637
 7/31/2001          13,130                13,705                 14,854
 8/31/2001          13,337                13,922                 15,099
 9/30/2001          13,207                13,786                 15,047
10/31/2001          13,290                13,873                 15,226
11/30/2001          13,158                13,735                 15,098
12/31/2001          13,077                13,650                 14,955
 1/31/2002          13,225                13,805                 15,214
 2/28/2002          13,336                13,920                 15,398
 3/31/2002          13,201                13,780                 15,096
 4/30/2002          13,378                13,964                 15,390
 5/31/2002          13,449                14,039                 15,484
 6/30/2002          13,587                14,183                 15,648
 7/31/2002          13,659                14,258                 15,849
 8/31/2002          13,771                14,375                 16,039
 9/30/2002          13,977                14,589                 16,391
10/31/2002          13,677                14,277                 16,119
11/30/2002          13,669                14,268                 16,052
12/31/2002          13,971                14,584                 16,391
 1/31/2003          13,908                14,518                 16,349
 2/28/2003          14,076                14,693                 16,578
 3/31/2003          14,040                14,655                 16,588
 4/30/2003          14,182                14,803                 16,698
 5/31/2003          14,472                15,106                 17,088
 6/30/2003          14,362                14,991                 17,016
 7/31/2003          13,890                14,499                 16,420
 8/31/2003          14,003                14,616                 16,543
 9/30/2003          14,353                14,983                 17,029
10/31/2003          14,284                14,910                 16,943
11/30/2003          14,454                15,088                 17,120
12/31/2003          14,554                15,192                 17,262
 1/31/2004          14,626                15,267                 17,361
 2/29/2004          14,855                15,506                 17,622
 3/31/2004          14,813                15,462                 17,561
 4/30/2004          14,511                15,147                 17,145
 5/31/2004          14,454                15,088                 17,083
 6/30/2004          14,542                15,180                 17,145
 7/31/2004          14,733                15,379                 17,370
 8/31/2004          14,979                15,636                 17,718
 9/30/2004          15,064                15,725                 17,813
10/31/2004          15,179                15,844                 17,966
11/30/2004          15,042                15,702                 17,818
12/31/2004          15,247                15,915                 18,035
 1/31/2005          15,437                16,114                 18,204
 2/28/2005          15,369                16,043                 18,143
 3/31/2005          15,242                15,910                 18,029
 4/30/2005          15,505                16,185                 18,313
 5/31/2005          15,650                16,336                 18,443



================================================================================

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

  Fund Spotlight as of 5/31/05                Nuveen Florida Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.32   $10.31   $10.30   $10.31
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0350  $0.0285  $0.0305  $0.0365
         --------------------------------------------------------------
         Inception Date              6/15/90  2/03/97  9/14/95  2/03/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.27%  3.69%
                 ---------------------------------------------
                 5-Year                           5.93%  5.02%
                 ---------------------------------------------
                 10-Year                          5.03%  4.57%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.46%  3.46%
                 ---------------------------------------------
                 5-Year                           5.14%  4.97%
                 ---------------------------------------------
                 10-Year                          4.43%  4.43%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.61%
                 ---------------------------------------------
                 5-Year                           5.34%
                 ---------------------------------------------
                 10-Year                          4.45%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.47%
                 ---------------------------------------------
                 5-Year                           6.15%
                 ---------------------------------------------
                 10-Year                          5.20%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.07%  3.90%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.27%  3.13%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.54%  4.35%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.32%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.50%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.55%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.72%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.78%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.82%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.19%        3.63%
                            ------------------------------------------
                            5-Year            5.61%        4.72%
                            ------------------------------------------
                            10-Year           5.20%        4.74%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.38%        3.38%
                            ------------------------------------------
                            5-Year            4.84%        4.67%
                            ------------------------------------------
                            10-Year           4.59%        4.59%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.63%
                            ------------------------------------------
                            5-Year            5.04%
                            ------------------------------------------
                            10-Year           4.63%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.39%
                            ------------------------------------------
                            5-Year            5.83%
                            ------------------------------------------
                            10-Year           5.37%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $311,671
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.51
           ---------------------------------------------------------
           Average Duration                                     5.26
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                             Annual Report  Page 5

  Fund Spotlight as of 5/31/05                Nuveen Florida Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      64.1%
AA                       10.6%
A                        13.7%
BBB                       7.8%
NR                        3.8%


Sectors/1/

                          Healthcare             21.6%
                          ----------------------------
                          Tax Obligation/Limited 20.6%
                          ----------------------------
                          Transportation         13.9%
                          ----------------------------
                          Utilities               8.8%
                          ----------------------------
                          U.S. Guaranteed         8.4%
                          ----------------------------
                          Long-Term Care          6.2%
                          ----------------------------
                          Tax Obligation/General  6.0%
                          ----------------------------
                          Housing/Multifamily     4.2%
                          ----------------------------
                          Other                  10.3%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,040.40 $1,035.50 $1,036.70 $1,041.40 $1,020.69 $1,017.00 $1,018.00 $1,021.69
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.32 $    8.07 $    7.06 $    3.31 $    4.28 $    8.00 $    6.99 $    3.28
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.59%, 1.39% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 6

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.1%

    $  1,785 FSU Financial Assistance Inc., Florida, Subordinate Lien     10/13 at 100.00       AAA $  1,943,330
              General Revenue Bonds, Educational and Athletic Facilities
              Improvements, Series 2003A, 5.000%, 10/01/19 - AMBAC
              Insured

             Miami-Dade County Educational Facilities Authority,
             Florida, Revenue Bonds, University of Miami, Series 2004A:
       3,550  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00       AAA    3,824,131
       1,000  5.000%, 4/01/25 - AMBAC Insured                              4/14 at 100.00       AAA    1,070,290

       2,515 University of Central Florida, Certificates of               10/14 at 100.00       AAA    2,736,521
              Participation, Athletic Association, Series 2004A,
              5.125%, 10/01/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Healthcare - 21.5%

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00         A    3,885,795
              Hospital Revenue Bonds, Adventist Health System/Sunbelt
              Obligated Group, Series 2001A, 6.000%, 11/15/31

             Hillsborough County Industrial Development Authority,
             Florida, Hospital Revenue Bonds, Tampa General Hospital,
             Series 2003B:
       1,000  5.250%, 10/01/28                                            10/13 at 100.00      Baa1    1,047,680
       2,580  5.250%, 10/01/34                                            10/13 at 100.00      Baa1    2,689,934

       8,500 Jacksonville Economic Development Commission, Florida,       11/11 at 101.00        AA    9,143,535
              Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
              2001A, 5.500%, 11/15/36

       1,750 Lakeland, Florida, Hospital System Revenue Refunding Bonds,  11/06 at 102.00       AAA    1,828,120
              Lakeland Regional Medical Center, Series 1996A,
              5.250%, 11/15/25 - MBIA Insured

       1,635 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/13 at 100.00        A-    1,696,558
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/17

       5,000 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00        A-    5,390,750
              Improvement Bonds, Series 2001, 6.000%, 1/15/31

       3,250 Orange County Health Facilities Authority, Florida,          11/12 at 100.00         A    3,642,828
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 2002, 6.250%, 11/15/24

      10,645 Orange County Health Facilities Authority, Florida,          11/05 at 102.00       AAA   10,946,573
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 1995, 5.250%, 11/15/20 - AMBAC
              Insured

             Orange County Health Facilities Authority, Florida, Revenue
             Bonds, Nemours Foundation, Series 2005:
       1,305  5.000%, 1/01/21                                              1/15 at 100.00       AAA    1,415,025
       1,210  5.000%, 1/01/22                                              1/15 at 100.00       AAA    1,307,998

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00         A    5,323,600
              Hospital Revenue Refunding Bonds, BRCH Corporation
              Obligated Group, Series 2001, 5.625%, 12/01/31

             Pinellas County Health Facilities Authority, Florida,
             Revenue Bonds, Baycare Health System, Series 2003:
       7,000  5.750%, 11/15/27                                             5/13 at 100.00        A1    7,645,540
       3,000  5.500%, 11/15/33                                             5/13 at 100.00        A1    3,203,850

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00       AA-    5,434,500
              Bonds, Series 2002, 5.625%, 5/01/32

       2,040 Tallahassee, Florida, Health Facilities Revenue Bonds,       12/10 at 100.00      Baa2    2,208,647
              Tallahassee Memorial Healthcare Inc., Series 2000,
              6.375%, 12/01/30
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.2%

         600 Broward County Housing Finance Authority, Florida,            8/05 at 102.00       AAA      612,936
              Multifamily Housing Revenue Refunding Bonds, Lakeside
              Apartments, Series 1995, 7.000%, 2/01/25

         250 Broward County Housing Finance Authority, Florida,            8/06 at 102.00       AAA      260,000
              Multifamily Housing Revenue Refunding Bonds, Boardwalk
              Apartments, Series 1996, 6.200%, 8/01/16

          50 Florida Housing Finance Agency, General Mortgage Revenue      6/05 at 100.00        AA       51,513
              Refunding Bonds, Series 1992A, 6.400%, 6/01/24

----
7

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,115 Florida Housing Finance Agency, Housing Revenue Bonds,        8/05 at 102.00       AAA $  1,138,839
              Brittany of Rosemont Apartments Phase II, Series 1995C-1,
              6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured

             Florida Housing Finance Agency, Housing Revenue Refunding
             Bonds, Vineyards Project, Series 1995H:
       1,260  6.400%, 11/01/15                                            11/05 at 102.00       BBB    1,299,350
       1,660  6.500%, 11/01/25                                            11/05 at 102.00       BBB    1,711,809

       3,500 Florida Housing Finance Agency, FNMA Collateralized Housing  10/06 at 102.00       AAA    3,627,260
              Revenue Bonds, Villas of Capri, Series 1996H, 6.100%,
              4/01/17 (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA    1,034,420
              Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36
              (Alternative Minimum Tax) - AMBAC Insured

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA    1,034,670
              Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36
              (Alternative Minimum Tax) - AMBAC Insured

       1,375 Florida Housing Finance Agency, GNMA Collateralized           6/05 at 100.00       AAA    1,420,567
              Multifamily Housing Revenue Bonds, Driftwood Terrace
              Apartments, Series 1989I, 7.650%, 12/20/31 (Alternative
              Minimum Tax)

         745 Palm Beach County Housing Finance Authority, Florida,         6/08 at 102.00       N/R      761,301
              Multifamily Housing Revenue Bonds, Affordable Housing
              Guarantee Program, Windsor Park Apartments, Series 1998A,
              5.900%, 6/01/38 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.9%

         425 Clay County Housing Finance Authority, Florida,               9/05 at 102.00       Aaa      434,920
              Multi-County Single Family Mortgage Revenue Bonds, Series
              1995, 6.550%, 3/01/28 (Alternative Minimum Tax)

         465 Dade County Housing Finance Authority, Florida, Single       10/05 at 102.00       AAA      474,891
              Family Mortgage Revenue Bonds, Series 1995, 6.700%,
              4/01/28 (Alternative Minimum Tax)

         240 Leon County Housing Finance Authority, Florida, Single          No Opt. Call        AA      241,330
              Family Mortgage Revenue Bonds, Multi-County Program,
              Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

          85 Manatee County Housing Finance Authority, Florida, Single    11/05 at 102.00       Aaa       87,164
              Family Mortgage Revenue Bonds, Series 1994-3, 7.600%,
              11/01/26 (Alternative Minimum Tax)

       2,575 Orange County Housing Finance Authority, Florida, Homeowner    9/08 at 27.73       Aaa      589,675
              Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31

         805 Orange County Housing Finance Authority, Florida, Homeowner   3/11 at 101.00       Aaa      840,855
              Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.1%

      10,000 Atlantic Beach, Florida, Health Care Facilities Revenue      10/09 at 101.00         A   10,569,200
              Refunding Bonds, Fleet Landing Project, Series 1999,
              6.000%, 10/01/29 - ACA Insured

       4,500 Palm Beach County Health Facilities Authority, Florida,      11/06 at 102.00      BBB+    4,654,485
              Retirement Community Revenue Bonds, Adult Communities
              Total Services Inc. Obligated Group, Series 1996, 5.625%,
              11/15/20

             St. John's County Industrial Development Authority,
             Florida, First Mortgage Revenue Bonds, Presbyterian
             Retirement Communities, Series 2004A:
       1,130  5.850%, 8/01/24                                              8/14 at 101.00       N/R    1,247,667
       1,565  5.625%, 8/01/34                                              8/14 at 101.00       N/R    1,685,286

         934 Sarasota County Health Facility Authority, Florida, Health    5/06 at 102.00       N/R      950,522
              Facilities Revenue Bonds, Sunnyside Properties, Series
              1995, 6.000%, 5/15/10
----------------------------------------------------------------------------------------------------------------
             Materials - 3.6%

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00      Baa2    4,528,307
              Champion International Corporation, Series 1996,
              6.400%, 9/01/30 (Alternative Minimum Tax)

       4,600 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R    5,180,520
              Florida, Exempt Facilities Remarketed Revenue Bonds,
              National Gypsum Company, Apollo Beach Project, Series
              2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)

       1,500 Nassau County, Florida, Pollution Control Revenue Refunding   7/05 at 100.00      BBB-    1,500,195
              Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15

----
8

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.9%

    $  3,745 Broward County, Florida, General Obligation Bonds, Series     1/14 at 100.00       AA+ $  4,038,683
              2004, 5.000%, 1/01/21

       5,465 Florida Department of Transportation, Full Faith and Credit   7/12 at 101.00       AAA    5,979,038
              Right-of-Way Acquisition and Bridge Construction Bonds,
              Series 2002, 5.250%, 7/01/20

       2,165 Florida State Board of Education, Full Faith and Credit         No Opt. Call       AAA    2,867,521
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       5,180 Florida State Board of Education, Full Faith and Credit       6/12 at 101.00       AAA    5,609,370
              Public Education Capital Outlay Bonds, Series 2002B,
              5.000%, 6/01/21 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.5%

             Miami-Dade County, Florida, Beacon Tradeport Community
             Development District, Special Assessment Bonds, Commercial
             Project, Series 2002A:
       1,975  5.500%, 5/01/22 - RAAI Insured                               5/12 at 102.00        AA    2,158,537
         850  5.625%, 5/01/32 - RAAI Insured                               5/12 at 102.00        AA      931,923

             Broward County School Board, Florida, Certificates of
             Participation, Series 2004C:
       3,410  5.250%, 7/01/17 - FSA Insured                                7/14 at 100.00       AAA    3,796,421
       3,330  5.250%, 7/01/19 - FSA Insured                                7/14 at 100.00       AAA    3,685,744

       1,500 Collier County, Florida, Capital Improvement Revenue Bonds,  10/14 at 100.00       AAA    1,617,615
              Series 2005, 5.000%, 10/01/23 - MBIA Insured

       2,500 Escambia County School Board, Florida, Certificates of        2/15 at 100.00       AAA    2,697,625
              Participation, Series 2004, 5.000%, 2/01/22 - MBIA Insured

       5,000 Hernando County, Florida, Revenue Bonds, Criminal Justice       No Opt. Call       AAA    6,736,450
              Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
              FGIC Insured

       1,000 Hillsborough County School Board, Florida, Certificates of    7/14 at 100.00       AAA    1,091,020
              Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

       3,000 Jacksonville, Florida, Excise Taxes Revenue Refunding        10/13 at 100.00       AAA    3,295,710
              Bonds, Series 2003C, 5.250%, 10/01/17 (Alternative Minimum
              Tax) - MBIA Insured

       4,120 Jacksonville, Florida, Better Jacksonville Sales Tax         10/13 at 100.00       AAA    4,564,795
              Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

             Lake County School District, Florida, Sales Tax Revenue
             Bonds, Series 2004:
         975  5.000%, 10/01/15 - AMBAC Insured                            10/14 at 100.00       AAA    1,081,119
       1,710  5.000%, 10/01/16 - AMBAC Insured                            10/14 at 100.00       AAA    1,890,405
       1,860  5.000%, 10/01/17 - AMBAC Insured                            10/14 at 100.00       AAA    2,045,423

       2,015 Manatee County, Florida, Revenue Bonds, Series 2004,         10/14 at 100.00       AAA    2,184,441
              5.000%, 10/01/21 - FGIC Insured

       1,000 Miami Beach Redevelopment Agency, Florida, Tax Increment      6/05 at 102.00        A-    1,020,080
              Revenue Bonds, City Center/Historic Convention Village,
              Series 1993, 5.875%, 12/01/22 (Alternative Minimum Tax)

       3,760 Miami-Dade County Industrial Development Authority,          10/10 at 102.00       AAA    4,116,260
              Florida, Revenue Bonds, BAC Funding Corporation, Series
              2000A, 5.375%, 10/01/30 - AMBAC Insured

       1,750 Northern Palm Beach County Improvement District, Florida,     8/09 at 101.00       N/R    1,804,985
              Revenue Bonds, Water Control and Improvement Development
              Unit 9B, Series 1999, 6.000%, 8/01/29

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development    10/10 at 101.00       AAA    6,202,625
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
              Insured

       4,000 Orange County, Florida, Sales Tax Revenue Bonds, Series       1/13 at 100.00       AAA    4,360,000
              2002A, 5.125%, 1/01/23 - FGIC Insured

       2,050 St. John's County, Florida, Sales Tax Revenue Bonds, Series  10/14 at 100.00       AAA    2,200,819
              2004A, 5.000%, 10/01/25 - AMBAC Insured

             Volusia County, Florida, Tax Revenue Bonds, Tourist
             Development, Series 2004:
       2,925  5.000%, 12/01/25 - FSA Insured                              12/14 at 100.00       Aaa    3,143,527
       3,065  5.000%, 12/01/26 - FSA Insured                              12/14 at 100.00       Aaa    3,283,994
----------------------------------------------------------------------------------------------------------------
             Transportation - 13.8%

       6,000 Broward County, Florida, Airport System Revenue Bonds,       10/11 at 101.00       AAA    6,349,080
              Series 2001J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
              - AMBAC Insured

----
9

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  3,220 Broward County, Florida, Airport System Revenue Bonds,       10/14 at 100.00       AAA $  3,454,319
              Series 2004L, 5.000%, 10/01/22 - AMBAC Insured

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00       AAA    4,219,360
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
              (Alternative Minimum Tax) - FSA Insured

       3,370 Hillsborough County Aviation Authority, Florida, Revenue     10/13 at 100.00       AAA    3,639,802
              Bonds, Tampa International Airport, Series 2003B, 5.250%,
              10/01/18 (Alternative Minimum Tax) - MBIA Insured

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00       AAA   11,027,516
              5.750%, 10/01/22 (Alternative Minimum Tax) - FSA Insured

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00       AAA    4,463,720
              International Airport, Series 2002, 5.750%, 10/01/20
              (Alternative Minimum Tax) - FGIC Insured

             Miami-Dade County Expressway Authority, Florida, Toll
             System Revenue Bonds, Series 2004B:
       2,000  5.000%, 7/01/19 - FGIC Insured                               7/14 at 100.00       AAA    2,172,440
       7,165  5.000%, 7/01/21 - FGIC Insured                               7/14 at 100.00       AAA    7,742,857
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 8.3%

         705 Callaway-Bay County, Florida, Wastewater System Revenue       9/06 at 102.00       AAA      745,545
              Bonds, Series 1996A, 6.000%, 9/01/26 (Pre-refunded to
              9/01/06) - FGIC Insured

       2,220 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call       AAA    2,566,142
              Revenue Bonds, Baptist Hospital of Miami Project, Series
              1991A, 5.750%, 5/01/21 - MBIA Insured

       2,000 Florida Housing Finance Agency, FNMA Collateralized           8/06 at 102.00       AAA    2,114,280
              Multifamily Housing Revenue Refunding Bonds, Players Club
              Apartments, Series 1991C, 6.200%, 8/01/16 (Pre-refunded to
              8/01/06)

             Florida, Full Faith and Credit General Obligation Bonds,
             Broward County Expressway Authority, Series 1984:
       4,000  9.875%, 7/01/09                                                No Opt. Call       AAA    4,697,520
       1,000  10.000%, 7/01/14                                               No Opt. Call       AAA    1,405,400

         335 Florida State Board of Education, Full Faith and Credit       6/05 at 100.00       AAA      445,691
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       1,000 Hillsborough County Aviation Authority, Florida, Revenue     10/06 at 102.00       AAA    1,058,180
              Bonds, Tampa International Airport, Series 1996B, 5.875%,
              10/01/23 (Pre-refunded to 10/01/06) - FGIC Insured

       3,000 Hillsborough County School District, Florida, Sales Tax      10/11 at 100.00       AAA    3,366,690
              Revenue Bonds, Series 2002, 5.375%, 10/01/20 (Pre-refunded to 10/01/11) - AMBAC Insured

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       7/05 at 100.00       AAA      177,181
              1989, 6.125%, 1/01/19 - FGIC Insured

       1,000 Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call    Aa1***    1,235,250
              Water and Electric Revenue Bonds, Series 1989D, 6.750%,
              10/01/17

             Palm Beach County, Florida, General Obligation Bonds,
             Recreational and Cultural Facilities Program, Series 1999A:
       1,560  5.750%, 8/01/18 (Pre-refunded to 8/01/09)                    8/09 at 100.00       AAA    1,727,294
       1,970  5.750%, 8/01/19 (Pre-refunded to 8/01/09)                    8/09 at 100.00       AAA    2,181,263

       4,000 Palm Beach County, Florida, Industrial Development Revenue   12/06 at 102.00      A***    4,290,400
              Bonds, Lourdes-Noreen McKeen Residence for Geriatric Care
              Inc., Series 1996, 6.625%, 12/01/26 (Pre-refunded to
              12/01/06)
----------------------------------------------------------------------------------------------------------------
             Utilities - 8.8%

       1,500 Florida Municipal Power Agency, Revenue Refunding Bonds,     10/12 at 100.00       Aaa    1,688,865
              Stanton Project, Series 2002, 5.500%, 10/01/15 - FSA
              Insured

       4,350 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2    4,591,556
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA St. John's River Power Park System, Florida, Revenue     10/11 at 100.00       Aa2   10,792,943
              Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

       1,670 Leesburg, Florida, Electric System Revenue Bonds, Series     10/14 at 100.00       AAA    1,805,003
              2004, 5.000%, 10/01/22 - FGIC Insured

       2,305 Leesburg, Florida, Utilities Revenue Bonds, Series 2004,     10/14 at 100.00       AAA    2,491,336
              5.000%, 10/01/22 - FGIC Insured

----
10

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  8,000 Palm Beach County Solid Waste Authority, Florida, Revenue       No Opt. Call       AAA $  5,286,320
              Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured

         650 Reedy Creek Improvement District, Florida, Utility Revenue   10/15 at 100.00       AAA      700,828
              Bonds, Series 2005-1, 5.000%, 10/01/25 (WI, settling
              6/06/05) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.7%

             Manatee County, Florida, Public Utilities Revenue Refunding
              and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08 - MBIA Insured                                No Opt. Call       AAA    1,671,901
       2,800  0.000%, 10/01/09 - MBIA Insured                                No Opt. Call       AAA    2,447,420

       2,700 Palm Coast, Florida, Water Utility System Revenue Bonds,     10/13 at 100.00       AAA    2,847,500
              Series 2003, 5.000%, 10/01/33 - MBIA Insured

       1,395 Sarasota County, Florida, Utility System Revenue Bonds,         No Opt. Call       AAA    1,544,935
              Series 2005A, 5.000%, 10/01/12 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
    $290,939 Total Long-Term Investments (cost $288,673,508) - 99.4%                                 309,675,554
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.6%                                                      1,995,941
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $311,671,495
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
11

Statement of Assets and Liabilities
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2005

    ------------------------------------------------------------------------
    Assets
    Investments, at market value (cost $288,673,508)           $309,675,554
    Cash                                                            557,250
    Receivables:
      Interest                                                    3,719,062
      Investments sold                                               15,152
      Shares sold                                                    57,587
    Other assets                                                     22,538
    ------------------------------------------------------------------------
        Total assets                                            314,047,143
    ------------------------------------------------------------------------
    Liabilities
    Payables:
      Investments purchased                                         685,893
      Shares redeemed                                               328,041
    Accrued expenses:
      Management fees                                               140,538
      12b-1 distribution and service fees                            72,440
      Other                                                         106,697
    Dividends payable                                             1,042,039
    ------------------------------------------------------------------------
        Total liabilities                                         2,375,648
    ------------------------------------------------------------------------
    Net assets                                                 $311,671,495
    ------------------------------------------------------------------------
    Class A Shares
    Net assets                                                 $191,615,366
    Shares outstanding                                           18,573,917
    Net asset value per share                                  $      10.32
    Offering price per share (net asset value per share plus
     maximum sales charge of 4.20% of offering price)          $      10.77
    ------------------------------------------------------------------------
    Class B Shares
    Net assets                                                 $ 25,937,144
    Shares outstanding                                            2,516,392
    Net asset value and offering price per share               $      10.31
    ------------------------------------------------------------------------
    Class C Shares
    Net assets                                                 $ 29,871,721
    Shares outstanding                                            2,899,948
    Net asset value and offering price per share               $      10.30
    ------------------------------------------------------------------------
    Class R Shares
    Net assets                                                 $ 64,247,264
    Shares outstanding                                            6,234,016
    Net asset value and offering price per share               $      10.31
    ------------------------------------------------------------------------

    Net Assets Consist of:
    ------------------------------------------------------------------------
    Capital paid-in                                            $306,409,026
    Undistributed (Over-distribution of) net investment income     (570,427)
    Accumulated net realized gain (loss) from investments       (15,169,150)
    Net unrealized appreciation of investments                   21,002,046
    ------------------------------------------------------------------------
    Net assets                                                 $311,671,495
    ------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
12

Statement of Operations
NUVEEN FLORIDA MUNICIPAL BOND FUND
Year Ended May 31, 2005

--------------------------------------------------------------------------------
Investment Income                                                   $16,640,206
--------------------------------------------------------------------------------
Expenses
Management fees                                                       1,695,337
12b-1 service fees - Class A                                            393,047
12b-1 distribution and service fees - Class B                           261,497
12b-1 distribution and service fees - Class C                           224,873
Shareholders' servicing agent fees and expenses                         149,288
Custodian's fees and expenses                                           101,567
Trustees' fees and expenses                                               7,341
Professional fees                                                        68,428
Shareholders' reports - printing and mailing expenses                    46,353
Federal and state registration fees                                       7,365
Other expenses                                                           15,569
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,970,665
  Custodian fee credit                                                  (16,623)
--------------------------------------------------------------------------------
Net expenses                                                          2,954,042
--------------------------------------------------------------------------------
Net investment income                                                13,686,164
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                            (1,087,357)
Net change in unrealized appreciation (depreciation) of investments  12,467,210
--------------------------------------------------------------------------------
Net realized and unrealized gain                                     11,379,853
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $25,066,017
--------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Changes in Net Assets
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                                    Year Ended    Year Ended
                                                                                       5/31/05       5/31/04
------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $ 13,686,164  $ 16,719,612
Net realized gain (loss) from investments                                          (1,087,357)   (1,131,630)
Net change in unrealized appreciation (depreciation) of investments                12,467,210   (16,797,688)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                              25,066,017    (1,209,706)
------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                          (8,700,254)  (10,679,763)
  Class B                                                                          (1,007,798)   (1,277,320)
  Class C                                                                          (1,166,137)   (1,394,076)
  Class R                                                                          (2,918,163)   (3,189,940)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (13,792,352)  (16,541,099)
------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                       28,841,636    32,409,434
Proceeds from shares issued to shareholders due to reinvestment of distributions    5,427,926     5,817,339
------------------------------------------------------------------------------------------------------------
                                                                                   34,269,562    38,226,773
Cost of shares redeemed                                                           (60,562,047)  (77,604,299)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                (26,292,485)  (39,377,526)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                             (15,018,820)  (57,128,331)
Net assets at the beginning of year                                               326,690,315   383,818,646
------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $311,671,495  $326,690,315
------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year    $   (570,427) $   (463,066)
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
14

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC") the Funds' previous adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, the Fund had an outstanding when-issued purchase commitment of $685,893.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but


----
15
may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2005.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,943,903  $ 19,799,958   1,893,240  $ 19,262,423
  Class A - automatic conversion of Class B shares      24,031       245,799          --            --
  Class B                                              121,749     1,236,960     331,062     3,383,192
  Class C                                              403,993     4,109,652     719,314     7,333,582
  Class R                                              339,137     3,449,267     238,556     2,430,237
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              270,598     2,747,595     289,528     2,952,626
  Class B                                               22,208       225,345      25,477       259,630
  Class C                                               43,032       436,519      45,109       459,674
  Class R                                              198,904     2,018,467     210,645     2,145,409
-------------------------------------------------------------------------------------------------------
                                                     3,367,555    34,269,562   3,752,931    38,226,773
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (4,254,847)  (43,286,095) (5,265,634)  (53,428,367)
  Class B                                             (528,827)   (5,373,182)   (594,140)   (6,023,142)
  Class B - automatic conversion to Class A shares     (24,055)     (245,799)         --            --
  Class C                                             (653,837)   (6,609,698) (1,137,705)  (11,521,598)
  Class R                                             (495,053)   (5,047,273)   (654,510)   (6,631,192)
-------------------------------------------------------------------------------------------------------
                                                    (5,956,619)  (60,562,047) (7,651,989)  (77,604,299)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (2,589,064) $(26,292,485) (3,899,058) $(39,377,526)
-------------------------------------------------------------------------------------------------------


----
16

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2005, aggregated $83,526,412 and $107,048,707, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2005, the cost of investments was $288,616,886.

The net unrealized appreciation of investments at May 31, 2005, aggregated $21,058,668 of which $21,084,288 related to appreciated securities and $25,620 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

               --------------------------------------------------
               Undistributed net tax-exempt income*      $414,995
               Undistributed net ordinary income**             --
               Undistributed net long-term capital gains       --
               --------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

           2005
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $14,066,746
           Distributions from net ordinary income**                --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

           2004
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $16,691,067
           Distributions from net ordinary income**                --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the Fund had an unused capital loss carryforward of $13,990,837 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $12,700,900 and $1,289,937 of the carryforward will expire in the years 2012 and 2013, respectively.

The Fund elected to defer net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $1,178,312 were treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is the funds' effective management fees were reduced by approximately .0100%.


----
17

Effective August 1, 2004, the annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of the Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                -----------------------------------------------
                Sales charges collected (unaudited)    $237,143
                Paid to authorized dealers (unaudited)  203,764
                -----------------------------------------------


----
18

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                    ---------------------------------------
                    Commission advances (unaudited) $86,784
                    ---------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2005, the Distributor retained such 12b-1 fees as follows:

                    ----------------------------------------
                    12b-1 fees retained (unaudited) $244,851
                    ----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2005, as follows:

                       ---------------------------------
                       CDSC retained (unaudited) $66,545
                       ---------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Fund and the Adviser, which would result in the automatic termination of the agreement under the 1940 Act. The Board of Trustees will consider approval of a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders. The agreement, if approved by the Fund's shareholders, would take effect upon such approval. There can be no assurance that the approval will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 2005, to shareholders of record on June 9, 2005, as follows:

                           --------------------------
                           Dividend per share:
                             Class A           $.0350
                             Class B            .0285
                             Class C            .0305
                             Class R            .0365
                           --------------------------


----
19

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


FLORIDA




                                      Net
           Beginning       Net  Realized/             Net                   Ending              Ending
                 Net   Invest- Unrealized         Invest-                      Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------
Class A (6/90)
   2005       $ 9.96      $.45      $ .36  $ .81    $(.45)   $  --  $(.45) $10.32       8.27% $191,615
   2004        10.46       .49       (.50)  (.01)    (.49)      --   (.49)   9.96       (.12)  205,058
   2003        10.28       .51        .25    .76     (.53)    (.05)  (.58)  10.46       7.60   247,569
   2002        10.34       .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84   244,023
   2001         9.97       .56        .36    .92     (.55)      --   (.55)  10.34       9.35   239,837
Class B (2/97)
   2005         9.95       .37        .36    .73     (.37)      --   (.37)  10.31       7.46    25,937
   2004        10.45       .42       (.51)  (.09)    (.41)      --   (.41)   9.95       (.89)   29,120
   2003        10.27       .43        .25    .68     (.45)    (.05)  (.50)  10.45       6.80    33,056
   2002        10.33       .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06    28,120
   2001         9.96       .48        .36    .84     (.47)      --   (.47)  10.33       8.53    22,629
Class C (9/95)
   2005         9.95       .39        .36    .75     (.40)      --   (.40)  10.30       7.61    29,872
   2004        10.45       .44       (.51)  (.07)    (.43)      --   (.43)   9.95       (.65)   30,917
   2003        10.28       .45        .24    .69     (.47)    (.05)  (.52)  10.45       6.94    36,374
   2002        10.34       .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29    25,932
   2001         9.97       .50        .36    .86     (.49)      --   (.49)  10.34       8.78    19,961
Class R (2/97)
   2005         9.95       .47        .36    .83     (.47)      --   (.47)  10.31       8.47    64,247
   2004        10.45       .51       (.50)   .01     (.51)      --   (.51)   9.95        .06    61,595
   2003        10.27       .53        .25    .78     (.55)    (.05)  (.60)  10.45       7.86    66,819
   2002        10.33       .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07    60,302
   2001         9.96       .58        .35    .93     (.56)      --   (.56)  10.33       9.54    58,694
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
FLORIDA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/90)
   2005         .86%    4.38%      .86%    4.38%      .85%    4.39%        27%
   2004         .85     4.83       .85     4.83       .85     4.84          6
   2003         .85     4.96       .85     4.96       .84     4.97         19
   2002         .87     5.24       .87     5.24       .86     5.25         17
   2001         .88     5.42       .88     5.42       .87     5.43         22
Class B (2/97)
   2005        1.61     3.63      1.61     3.63      1.60     3.64         27
   2004        1.60     4.08      1.60     4.08      1.60     4.09          6
   2003        1.60     4.21      1.60     4.21      1.59     4.22         19
   2002        1.62     4.49      1.62     4.49      1.61     4.50         17
   2001        1.63     4.67      1.63     4.67      1.62     4.68         22
Class C (9/95)
   2005        1.41     3.83      1.41     3.83      1.40     3.83         27
   2004        1.40     4.28      1.40     4.28      1.40     4.29          6
   2003        1.40     4.40      1.40     4.40      1.38     4.41         19
   2002        1.42     4.69      1.42     4.69      1.41     4.70         17
   2001        1.43     4.87      1.43     4.87      1.42     4.88         22
Class R (2/97)
   2005         .66     4.57       .66     4.57       .65     4.58         27
   2004         .65     5.03       .65     5.03       .65     5.04          6
   2003         .65     5.16       .65     5.16       .64     5.17         19
   2002         .67     5.44       .67     5.44       .66     5.45         17
   2001         .68     5.62       .68     5.62       .67     5.63         22
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Municipal Bond Fund (a series of the Nuveen Multistate Trust I, hereafter referred to as the "Fund") at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial highlights of the Fund for the year ended May 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 28, 2005


----
21

            ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS

   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").

The Approval Process

   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group; information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.

   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the


----
22

Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and the Adviser

   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group if available. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

   1. Fees and Expenses

   In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

   2. Comparisons with the Fees of Other Clients

   The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. Profitability of the Adviser

   In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees


----
23
recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the


----
24
transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.

G. Approval

   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.


----
25

                                     Notes

--------------------------------------------------------------------------------
26

                                     Notes

--------------------------------------------------------------------------------
27

                                     Notes

--------------------------------------------------------------------------------
28

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                      Asset Management, President and CEO, Banc
333 W. Wacker Drive                                           One Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
29

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
30

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999): Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
31

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/
                                                   Vice President (since 2005) and Assistant
                                                   Secretary of Nuveen Investments, Inc. and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================

  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-FL-0505D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]




Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

[LOGO] Nuveen Investments

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(Be sure to have the address sheet that accompanied this report handy. You'll
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                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from
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                                                  ------------------------------
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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders have been asked to formally approve the continuation of your Fund's management contract with Nuveen. You should have already received proxy materials asking for such approval in recent weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments for the Nuveen Maryland,
  Pennsylvania and Virginia Municipal Bond Funds

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Paul, who has 14 years of investment management experience, has managed the Maryland and Virginia Funds since 1999 and the Pennsylvania Fund since 2003.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and the municipal market during the 12-month reporting period ended May 31, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.8 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in April 2005, although the following month's increase was a much smaller 78,000 jobs. On May 31, 2005, the unemployment rate was 5.1 percent, below the
5.6 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of eight times. By May 2005, the short-term federal funds rate stood at 3 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.25 percent.)

Although inflation generally was rising, its rate of increase was seemingly in line with bond investors' expectations. Accordingly, investors correctly assumed that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, shorter-term municipal bond yields rose in line with the Fed's rate hikes. Lower-rated credits were among the best-performing securities in the municipal market during the period. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first five months of 2005, for example, new municipal issuance totaled $164 billion, an increase of about 6 percent over new supply in the first five months of 2004.

How did the Funds perform during the 12 months ended May 31, 2005?

The table on the next page provides total return performance information for the three Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2005. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/05
--------------------------------------------------------------------------------

                                                1-Year 5-Year 10-Year
                                                ---------------------
           Nuveen Maryland Municipal
             Bond Fund
             A Shares at NAV                     8.21%  7.13%   5.34%
            A Shares at Offer                    3.71%  6.21%   4.89%
           Lipper Maryland Municipal Debt
             Funds Category Average/1/           6.11%  6.07%   5.11%
           Lehman Brothers Municipal
             Bond Index/2/                       7.96%  7.30%   6.22%
           ----------------------------------------------------------

           Nuveen Pennsylvania Municipal
             Bond Fund
             A Shares at NAV                     8.72%  7.40%   5.66%
            A Shares at Offer                    4.11%  6.49%   5.21%
           Lipper Pennsylvania Municipal Debt
             Funds Category Average/1/           7.15%  6.45%   5.21%
           Lehman Brothers Municipal
             Bond Index/2/                       7.96%  7.30%   6.22%
           ----------------------------------------------------------

           Nuveen Virginia Municipal Bond Fund
             A Shares at NAV                     9.02%  6.95%   5.70%
            A Shares at Offer                    4.40%  6.04%   5.25%
           Lipper Virginia Municipal Debt Funds
             Category Average/1/                 6.73%  6.28%   5.24%
           Lehman Brothers Municipal
             Bond Index/2/                       7.96%  7.30%   6.22%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of a state Fund with a national average is imperfect since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of May 31, 2005, the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes.

What type of economic environment did the three states profiled in this report experience during the period?

Maryland's economy was boosted by increased federal defense spending, tourism, and ties to the vibrant Washington, D.C., region. The state's unemployment rate was just 4.2 percent in May 2005, nearly a percentage point below the national average. Maryland's revenue collections for the 2005 fiscal year were strong, and the state maintained a healthy reserve balance following two years of weakness resulting from the national recession. Maryland's 2005 fiscal year budget was


================================================================================

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2005. The Lipper categories contained 36, 31 and 23 funds in the Lipper Maryland Municipal Debt Funds Category, 61, 60 and 49 funds in the Lipper Pennsylvania Municipal Debt Funds Category and 35, 31 and 27 funds in the Lipper Virginia Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3
balanced, and a surplus of more than $101 million is projected for the end of the fiscal year. For the first five months of 2005, Maryland's municipal issuance declined by 34 percent on a year-over-year basis. At period end, the state maintained the highest credit rating of Aaa and AAA from Moody's and Standard & Poor's, respectively.

Pennsylvania's economy is a mature one, led by education, healthcare, manufacturing and retail trade. The unemployment rate stood at 4.8 percent in May 2005, below the national average. Fiscal year 2004 General Fund operations for the Commonwealth were positive, as revenues exceeded estimates by 2.9 percent. Reflecting an improved economy and increased tax rates, 2004 fiscal year General Fund revenues were 8.4 percent ahead of 2003 fiscal year. Nearly all tax categories recorded higher than expected collections. The surplus allowed for a $190 million deposit into the Commonwealth's stabilization reserve. For the first five months of 2005, Pennsylvania's municipal issuance rose by 82 percent on a year-over-year basis. At period end, the Commonwealth maintained its credit ratings of Aa2 and AA from Moody's and Standard & Poor's, respectively.

Virginia's economy continued to grow and outperform the national economy, led by construction, professional and business services, and the federal government sector. Growth in these areas continued to offset continuing job losses in the manufacturing and telecommunications industries. Tax revenue collections in the Commonwealth were up by 13 percent through the first half of the 2005 fiscal year, with revenue growth accelerating as the period progressed. Virginia's unemployment rate of 3.6 percent in May 2005 was one of the nation's lowest. Municipal issuance in the Commonwealth was substantially higher during the first five months of 2005, rising by 74 percent over the previous year's issuance. At period end, the Commonwealth maintained the highest credit ratings of Aaa and AAA from Moody's and Standard & Poor's.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

The total returns of all three Funds significantly outperformed their Lipper peer group averages and also outpaced the national Lehman Brothers Municipal Bond Index. Strong results from the Funds' lower-rated holdings helped drive the outperformance. As investors looked for opportunities to pick up additional yield in a low-interest-rate environment, they were increasingly willing to buy higher-yielding, higher-risk bonds. In this environment, credit spreads, the extra income that investors receive for owning riskier credits, tightened throughout the period, eventually reaching narrow levels. All three portfolios were overweighted in lower-rated bonds, especially the Pennsylvania Fund, which began the period with a 23 percent weighting in BBB-rated securities. By period end, we had reduced that weighting to 13 percent. Among the Funds' lower-rated bonds, hospital and education issues were particularly strong performers.

In addition, both the Maryland and Pennsylvania Funds benefited from an emphasis on bonds with relatively long maturities, while the Virginia Fund was helped to a lesser extent because of its somewhat shorter duration. The Fed's series of short-term interest rate hikes led to a flattening yield curve, short-term yields rose, as expected, but long-term bonds defied expectations and fell. In general, the more the portfolios were allocated to longer bonds; the more their performance benefited.

Similarly, all of the Funds were hindered to varying degrees by their allocation to shorter-term bonds. All three Funds, for example, were exposed to pre-refunded bonds, meaning the bonds' repayment is guaranteed through the sale of newer bonds issued at lower rates, which generally mature and leave the portfolio more quickly. As expected, the pre-refunded holdings in the portfolios were hurt by rising short-term rates.

Another negative influence on the Funds was an allocation to housing bonds, with the Maryland


                             Annual Report  Page 4
portfolio having a particularly large allocation to the sector. Housing bonds tend to see limits to their price appreciation when market interest rates are low because of the expectation that the bonds will be called. Despite their recent underperformance, we continued to maintain a position in the housing sector for the higher income they can provide and diversification. A more positive influence came from tobacco bonds, which were held in both the Maryland and Virginia Funds. These bonds gained in value as investors perceived an improved litigation environment for the companies whose revenues back the bonds' interest payments.

All three Funds were managed using consistent strategies, although our ability to implement those strategies varied depending on the availability of suitable municipal securities within each state. Throughout the period, we reduced the portfolio's weighting in lower-rated bonds that had grown to occupy larger-than-desired portions of the portfolios. As those lower-rated securities rallied, we took advantage of narrowing credit spreads to increase the Funds' diversification, lock in recent gains, and reinvest the proceeds in parts of the market we believed offered our shareholders better future value.

When the period began, we were favoring bonds on the 10-year part of the yield curve because we anticipated that long-term municipal yields would rise along with the rest of the market. Eventually, however, as it became clear that long rates were falling, not rising, we increasingly favored longer bonds, particularly in the 20-year range, which we believed offered better value. Our ability to add these bonds varied by state and how comfortable we were with the structure of each portfolio. For example, our reinvestment activity was fairly high in the Pennsylvania Fund because of the need to reduce our concentrated positions in lower-rated bonds and because of a large number of suitable investment opportunities within the Commonwealth. By contrast, reinvestment activity in the Maryland Fund was more modest, as the portfolio was better structured and did not include as large an overweighting in lower-rated holdings.


                             Annual Report  Page 5

     Nuveen Maryland Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                      Nuveen        Nuveen
                     Maryland      Maryland         Lehman
                     Municipal     Municipal        Brothers
                     Bond Fund     Bond Fund     Municipal Bond
                       (NAV)        (Offer)           Index
                       -----        -------           -----
        5/31/95       $10,000      $ 9,580          $10,000
        6/30/95         9,923        9,506            9,913
        7/31/95         9,993        9,574           10,007
        8/31/95        10,083        9,660           10,134
        9/30/95        10,134        9,708           10,198
       10/31/95        10,265        9,833           10,346
       11/30/95        10,415        9,978           10,518
       12/31/95        10,516       10,075           10,619
        1/31/96        10,567       10,123           10,699
        2/29/96        10,507       10,065           10,627
        3/31/96        10,385        9,949           10,491
        4/30/96        10,375        9,940           10,461
        5/31/96        10,377        9,941           10,457
        6/30/96        10,449       10,010           10,571
        7/31/96        10,542       10,099           10,667
        8/31/96        10,542       10,099           10,665
        9/30/96        10,668       10,220           10,814
       10/31/96        10,763       10,311           10,937
       11/30/96        10,921       10,462           11,137
       12/31/96        10,890       10,433           11,184
        1/31/97        10,890       10,433           11,205
        2/28/97        10,976       10,515           11,308
        3/31/97        10,882       10,425           11,157
        4/30/97        10,937       10,478           11,251
        5/31/97        11,067       10,603           11,420
        6/30/97        11,155       10,686           11,542
        7/31/97        11,406       10,927           11,862
        8/31/97        11,332       10,856           11,750
        9/30/97        11,443       10,962           11,890
       10/31/97        11,510       11,027           11,966
       11/30/97        11,567       11,081           12,037
       12/31/97        11,712       11,221           12,213
        1/31/98        11,824       11,327           12,338
        2/28/98        11,824       11,327           12,342
        3/31/98        11,846       11,349           12,353
        4/30/98        11,791       11,295           12,298
        5/31/98        11,948       11,447           12,492
        6/30/98        11,994       11,490           12,541
        7/31/98        12,005       11,500           12,572
        8/31/98        12,175       11,664           12,767
        9/30/98        12,313       11,796           12,926
       10/31/98        12,302       11,785           12,926
       11/30/98        12,359       11,840           12,972
       12/31/98        12,371       11,851           13,004
        1/31/99        12,487       11,962           13,159
        2/28/99        12,429       11,907           13,101
        3/31/99        12,429       11,907           13,119
        4/30/99        12,453       11,930           13,152
        5/31/99        12,383       11,863           13,076
        6/30/99        12,206       11,694           12,888
        7/31/99        12,218       11,705           12,934
        8/31/99        12,028       11,523           12,830
        9/30/99        11,957       11,455           12,836
       10/31/99        11,752       11,259           12,697
       11/30/99        11,850       11,352           12,832
       12/31/99        11,741       11,248           12,735
        1/31/00        11,632       11,143           12,681
        2/29/00        11,803       11,307           12,828
        3/31/00        12,061       11,555           13,109
        4/30/00        12,023       11,518           13,031
        5/31/00        11,923       11,422           12,964
        6/30/00        12,210       11,697           13,307
        7/31/00        12,334       11,816           13,492
        8/31/00        12,510       11,985           13,700
        9/30/00        12,459       11,936           13,629
       10/31/00        12,572       12,044           13,777
       11/30/00        12,686       12,153           13,882
       12/31/00        12,996       12,450           14,225
        1/31/01        13,072       12,523           14,366
        2/28/01        13,162       12,609           14,411
        3/31/01        13,265       12,708           14,541
        4/30/01        13,108       12,558           14,384
        5/31/01        13,278       12,720           14,539
      6/30/2001        13,383       12,821           14,637
      7/31/2001        13,553       12,984           14,854
      8/31/2001        13,791       13,212           15,099
      9/30/2001        13,698       13,123           15,047
     10/31/2001        13,844       13,263           15,226
     11/30/2001        13,737       13,161           15,098
     12/31/2001        13,630       13,058           14,955
      1/31/2002        13,805       13,225           15,214
      2/28/2002        13,983       13,396           15,398
      3/31/2002        13,741       13,164           15,096
      4/30/2002        13,961       13,374           15,390
      5/31/2002        14,058       13,468           15,484
      6/30/2002        14,225       13,628           15,648
      7/31/2002        14,407       13,801           15,849
      8/31/2002        14,574       13,962           16,039
      9/30/2002        14,938       14,310           16,391
     10/31/2002        14,619       14,005           16,119
     11/30/2002        14,577       13,965           16,052
     12/31/2002        14,915       14,288           16,391
      1/31/2003        14,802       14,180           16,349
      2/28/2003        15,057       14,424           16,578
      3/31/2003        15,042       14,410           16,588
      4/30/2003        15,199       14,561           16,698
      5/31/2003        15,569       14,915           17,088
      6/30/2003        15,465       14,816           17,016
      7/31/2003        14,856       14,232           16,420
      8/31/2003        14,984       14,355           16,543
      9/30/2003        15,431       14,783           17,029
     10/31/2003        15,356       14,711           16,943
     11/30/2003        15,558       14,904           17,120
     12/31/2003        15,704       15,044           17,262
      1/31/2004        15,760       15,098           17,361
      2/29/2004        16,066       15,391           17,622
      3/31/2004        15,987       15,316           17,561
      4/30/2004        15,596       14,941           17,145
      5/31/2004        15,546       14,893           17,083
      6/30/2004        15,616       14,960           17,145
      7/31/2004        15,807       15,143           17,370
      8/31/2004        16,148       15,470           17,718
      9/30/2004        16,234       15,552           17,813
     10/31/2004        16,380       15,692           17,966
     11/30/2004        16,221       15,540           17,818
     12/31/2004        16,450       15,759           18,035
      1/31/2005        16,598       15,901           18,204
      2/28/2005        16,530       15,835           18,143
      3/31/2005        16,399       15,710           18,029
      4/30/2005        16,688       15,987           18,313
      5/31/2005        16,821       16,115           18,443


================================================================================


     Nuveen Pennsylvania Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                        Nuveen          Nuveen
                     Pennsylvania    Pennsylvania       Lehman
                      Municipal       Municipal       Brothers
                      Bond Fund       Bond Fund      Municipal
                        (NAV)          (Offer)       Bond Index
                        -----          -------       ----------
        5/31/95       $10,000         $ 9,580         $10,000
        6/30/95         9,902           9,486           9,913
        7/31/95         9,972           9,553          10,007
        8/31/95        10,093           9,669          10,134
        9/30/95        10,113           9,688          10,198
       10/31/95        10,265           9,834          10,346
       11/30/95        10,475          10,035          10,518
       12/31/95        10,596          10,151          10,619
        1/31/96        10,667          10,219          10,699
        2/29/96        10,561          10,118          10,627
        3/31/96        10,387           9,951          10,491
        4/30/96        10,333           9,899          10,461
        5/31/96        10,383           9,947          10,457
        6/30/96        10,495          10,054          10,571
        7/31/96        10,597          10,152          10,667
        8/31/96        10,586          10,141          10,665
        9/30/96        10,762          10,310          10,814
       10/31/96        10,876          10,419          10,937
       11/30/96        11,031          10,568          11,137
       12/31/96        10,996          10,534          11,184
        1/31/97        11,006          10,543          11,205
        2/28/97        11,110          10,644          11,308
        3/31/97        10,988          10,527          11,157
        4/30/97        11,083          10,617          11,251
        5/31/97        11,253          10,781          11,420
        6/30/97        11,382          10,903          11,542
        7/31/97        11,698          11,207          11,862
        8/31/97        11,605          11,118          11,750
        9/30/97        11,735          11,243          11,890
       10/31/97        11,821          11,325          11,966
       11/30/97        11,907          11,407          12,037
       12/31/97        12,097          11,589          12,213
        1/31/98        12,218          11,705          12,338
        2/28/98        12,225          11,712          12,342
        3/31/98        12,256          11,741          12,353
        4/30/98        12,194          11,682          12,298
        5/31/98        12,387          11,867          12,492
        6/30/98        12,453          11,930          12,541
        7/31/98        12,412          11,890          12,572
        8/31/98        12,593          12,064          12,767
        9/30/98        12,739          12,204          12,926
       10/31/98        12,698          12,165          12,926
       11/30/98        12,740          12,205          12,972
       12/31/98        12,757          12,221          13,004
        1/31/99        12,845          12,305          13,159
        2/28/99        12,800          12,262          13,101
        3/31/99        12,828          12,289          13,119
        4/30/99        12,880          12,339          13,152
        5/31/99        12,811          12,273          13,076
        6/30/99        12,619          12,089          12,888
        7/31/99        12,622          12,092          12,934
        8/31/99        12,414          11,893          12,830
        9/30/99        12,342          11,824          12,836
       10/31/99        12,132          11,623          12,697
       11/30/99        12,210          11,697          12,832
       12/31/99        12,055          11,549          12,735
        1/31/00        11,893          11,393          12,681
        2/29/00        12,048          11,542          12,828
        3/31/00        12,344          11,826          13,109
        4/30/00        12,283          11,767          13,031
        5/31/00        12,144          11,633          12,964
        6/30/00        12,431          11,909          13,307
        7/31/00        12,680          12,148          13,492
        8/31/00        12,931          12,388          13,700
        9/30/00        12,881          12,340          13,629
       10/31/00        13,002          12,456          13,777
       11/30/00        13,072          12,523          13,882
       12/31/00        13,356          12,795          14,225
        1/31/01        13,453          12,888          14,366
        2/28/01        13,551          12,981          14,411
        3/31/01        13,676          13,101          14,541
        4/30/01        13,531          12,963          14,384
        5/31/01        13,699          13,123          14,539
      6/30/2001        13,853          13,272          14,637
      7/31/2001        14,091          13,499          14,854
      8/31/2001        14,302          13,701          15,099
      9/30/2001        14,279          13,679          15,047
     10/31/2001        14,353          13,750          15,226
     11/30/2001        14,330          13,728          15,098
     12/31/2001        14,211          13,614          14,955
      1/31/2002        14,384          13,780          15,214
      2/28/2002        14,544          13,934          15,398
      3/31/2002        14,309          13,708          15,096
      4/30/2002        14,513          13,903          15,390
      5/31/2002        14,575          13,963          15,484
      6/30/2002        14,723          14,105          15,648
      7/31/2002        14,858          14,234          15,849
      8/31/2002        14,961          14,333          16,039
      9/30/2002        15,240          14,600          16,391
     10/31/2002        15,023          14,392          16,119
     11/30/2002        14,978          14,349          16,052
     12/31/2002        15,272          14,630          16,391
      1/31/2003        15,212          14,573          16,349
      2/28/2003        15,433          14,785          16,578
      3/31/2003        15,433          14,785          16,588
      4/30/2003        15,596          14,941          16,698
      5/31/2003        15,938          15,269          17,088
      6/30/2003        15,846          15,180          17,016
      7/31/2003        15,315          14,672          16,420
      8/31/2003        15,434          14,786          16,543
      9/30/2003        15,812          15,148          17,029
     10/31/2003        15,779          15,117          16,943
     11/30/2003        15,944          15,275          17,120
     12/31/2003        16,048          15,374          17,262
      1/31/2004        16,121          15,444          17,361
      2/29/2004        16,412          15,722          17,622
      3/31/2004        16,346          15,659          17,561
      4/30/2004        15,983          15,312          17,145
      5/31/2004        15,963          15,293          17,083
      6/30/2004        16,023          15,350          17,145
      7/31/2004        16,192          15,512          17,370
      8/31/2004        16,489          15,796          17,718
      9/30/2004        16,565          15,869          17,813
     10/31/2004        16,783          16,078          17,966
     11/30/2004        16,667          15,967          17,818
     12/31/2004        16,921          16,210          18,035
      1/31/2005        17,078          16,361          18,204
      2/28/2005        17,025          16,310          18,143
      3/31/2005        16,923          16,212          18,029
      4/30/2005        17,180          16,459          18,313
      5/31/2005        17,355          16,627          18,443



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen Virginia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen        Nuveen
                Virginia      Virginia      Lehman
               Municipal     Municipal     Brothers
               Bond Fund     Bond Fund    Municipal
                 (NAV)        (Offer)     Bond Index
                 -----        -------     ----------
     5/31/95    $10,000      $ 9,580       $10,000
     6/30/95      9,894        9,478         9,913
     7/31/95      9,960        9,542        10,007
     8/31/95     10,056        9,634        10,134
     9/30/95     10,112        9,688        10,198
    10/31/95     10,276        9,844        10,346
    11/30/95     10,468       10,029        10,518
    12/31/95     10,574       10,130        10,619
     1/31/96     10,622       10,175        10,699
     2/29/96     10,567       10,124        10,627
     3/31/96     10,398        9,962        10,491
     4/30/96     10,345        9,911        10,461
     5/31/96     10,403        9,966        10,457
     6/30/96     10,500       10,059        10,571
     7/31/96     10,599       10,153        10,667
     8/31/96     10,596       10,151        10,665
     9/30/96     10,766       10,314        10,814
    10/31/96     10,866       10,410        10,937
    11/30/96     11,027       10,564        11,137
    12/31/96     10,995       10,533        11,184
     1/31/97     11,016       10,553        11,205
     2/28/97     11,107       10,641        11,308
     3/31/97     10,991       10,529        11,157
     4/30/97     11,103       10,636        11,251
     5/31/97     11,258       10,785        11,420
     6/30/97     11,361       10,884        11,542
     7/31/97     11,666       11,176        11,862
     8/31/97     11,589       11,103        11,750
     9/30/97     11,704       11,212        11,890
    10/31/97     11,798       11,302        11,966
    11/30/97     11,871       11,372        12,037
    12/31/97     12,031       11,526        12,213
     1/31/98     12,147       11,636        12,338
     2/28/98     12,153       11,642        12,342
     3/31/98     12,181       11,669        12,353
     4/30/98     12,121       11,612        12,298
     5/31/98     12,305       11,788        12,492
     6/30/98     12,368       11,848        12,541
     7/31/98     12,396       11,876        12,572
     8/31/98     12,559       12,031        12,767
     9/30/98     12,699       12,166        12,926
    10/31/98     12,683       12,150        12,926
    11/30/98     12,745       12,210        12,972
    12/31/98     12,762       12,226        13,004
     1/31/99     12,857       12,317        13,159
     2/28/99     12,826       12,288        13,101
     3/31/99     12,830       12,291        13,119
     4/30/99     12,869       12,328        13,152
     5/31/99     12,792       12,254        13,076
     6/30/99     12,632       12,101        12,888
     7/31/99     12,635       12,105        12,934
     8/31/99     12,498       11,973        12,830
     9/30/99     12,455       11,932        12,836
    10/31/99     12,257       11,742        12,697
    11/30/99     12,357       11,838        12,832
    12/31/99     12,226       11,712        12,735
     1/31/00     12,145       11,635        12,681
     2/29/00     12,332       11,814        12,828
     3/31/00     12,592       12,063        13,109
     4/30/00     12,536       12,009        13,031
     5/31/00     12,443       11,920        12,964
     6/30/00     12,743       12,208        13,307
     7/31/00     12,921       12,379        13,492
     8/31/00     13,113       12,562        13,700
     9/30/00     13,055       12,507        13,629
    10/31/00     13,160       12,608        13,777
    11/30/00     13,228       12,673        13,882
    12/31/00     13,551       12,982        14,225
     1/31/01     13,620       13,048        14,366
     2/28/01     13,714       13,138        14,411
     3/31/01     13,834       13,253        14,541
     4/30/01     13,685       13,110        14,384
     5/31/01     13,845       13,263        14,539
   6/30/2001     13,941       13,355        14,637
   7/31/2001     14,115       13,522        14,854
   8/31/2001     14,316       13,715        15,099
   9/30/2001     14,203       13,607        15,047
  10/31/2001     14,340       13,738        15,226
  11/30/2001     14,253       13,654        15,098
  12/31/2001     14,126       13,532        14,955
   1/31/2002     14,277       13,678        15,214
   2/28/2002     14,431       13,825        15,398
   3/31/2002     14,210       13,613        15,096
   4/30/2002     14,405       13,800        15,390
   5/31/2002     14,493       13,885        15,484
   6/30/2002     14,623       14,009        15,648
   7/31/2002     14,793       14,172        15,849
   8/31/2002     14,924       14,297        16,039
   9/30/2002     15,220       14,581        16,391
  10/31/2002     14,895       14,269        16,119
  11/30/2002     14,846       14,223        16,052
  12/31/2002     15,183       14,545        16,391
   1/31/2003     15,035       14,404        16,349
   2/28/2003     15,294       14,651        16,578
   3/31/2003     15,284       14,642        16,588
   4/30/2003     15,474       14,824        16,698
   5/31/2003     15,835       15,170        17,088
   6/30/2003     15,769       15,106        17,016
   7/31/2003     15,213       14,574        16,420
   8/31/2003     15,348       14,703        16,543
   9/30/2003     15,773       15,111        17,029
  10/31/2003     15,764       15,102        16,943
  11/30/2003     15,957       15,287        17,120
  12/31/2003     16,105       15,429        17,262
   1/31/2004     16,212       15,531        17,361
   2/29/2004     16,496       15,803        17,622
   3/31/2004     16,410       15,720        17,561
   4/30/2004     16,025       15,352        17,145
   5/31/2004     15,968       15,297        17,083
   6/30/2004     16,046       15,372        17,145
   7/31/2004     16,261       15,578        17,370
   8/31/2004     16,582       15,885        17,718
   9/30/2004     16,704       16,003        17,813
  10/31/2004     16,843       16,136        17,966
  11/30/2004     16,706       16,005        17,818
  12/31/2004     16,937       16,226        18,035
   1/31/2005     17,125       16,406        18,204
   2/28/2005     17,075       16,358        18,143
   3/31/2005     16,932       16,221        18,029
   4/30/2005     17,257       16,532        18,313
   5/31/2005     17,407       16,676        18,443



The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/05               Nuveen Maryland Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.75   $10.76   $10.74   $10.77
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0360  $0.0295  $0.0315  $0.0380
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0128  $0.0128  $0.0128  $0.0128
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/06/97  9/16/94  2/28/92
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.21%  3.71%
                 ---------------------------------------------
                 5-Year                           7.13%  6.21%
                 ---------------------------------------------
                 10-Year                          5.34%  4.89%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.31%  3.31%
                 ---------------------------------------------
                 5-Year                           6.33%  6.17%
                 ---------------------------------------------
                 10-Year                          4.74%  4.74%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.67%
                 ---------------------------------------------
                 5-Year                           6.53%
                 ---------------------------------------------
                 10-Year                          4.75%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.33%
                 ---------------------------------------------
                 5-Year                           7.32%
                 ---------------------------------------------
                 10-Year                          5.57%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.02%  3.85%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.33%  3.19%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.86%  4.66%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.29%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.77%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.52%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.78%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.06%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.23%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.53%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.15%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.29%        3.78%
                            ------------------------------------------
                            5-Year            6.73%        5.81%
                            ------------------------------------------
                            10-Year           5.48%        5.03%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.49%        3.49%
                            ------------------------------------------
                            5-Year            5.94%        5.78%
                            ------------------------------------------
                            10-Year           4.88%        4.88%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.75%
                            ------------------------------------------
                            5-Year            6.16%
                            ------------------------------------------
                            10-Year           4.88%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.51%
                            ------------------------------------------
                            5-Year            6.95%
                            ------------------------------------------
                            10-Year           5.69%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $114,358
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.47
           ---------------------------------------------------------
           Average Duration                                     5.47
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 5/31/05               Nuveen Maryland Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      42.4%
AA                       30.9%
A                         9.3%
BBB                      12.1%
BB or Lower               2.0%
NR                        3.3%

Sectors/1/

                    Tax Obligation/General            21.0%
                    ---------------------------------------
                    Tax Obligation/Limited            19.5%
                    ---------------------------------------
                    Healthcare                        14.9%
                    ---------------------------------------
                    Education and Civic Organizations 13.7%
                    ---------------------------------------
                    U.S. Guaranteed                   12.4%
                    ---------------------------------------
                    Housing/Multifamily                6.9%
                    ---------------------------------------
                    Other                             11.6%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,037.10 $1,032.30 $1,034.50 $1,038.10 $1,020.54 $1,016.85 $1,017.80 $1,021.49
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.47 $    8.21 $    7.25 $    3.51 $    4.43 $    8.15 $    7.19 $    3.48
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.62%, 1.43% and .69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/05           Nuveen Pennsylvania Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.58   $10.58   $10.55   $10.56
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date             10/29/86  2/03/97  2/02/94  2/03/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.72%  4.11%
                 ---------------------------------------------
                 5-Year                           7.40%  6.49%
                 ---------------------------------------------
                 10-Year                          5.66%  5.21%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.94%  3.94%
                 ---------------------------------------------
                 5-Year                           6.60%  6.44%
                 ---------------------------------------------
                 10-Year                          5.09%  5.09%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.19%
                 ---------------------------------------------
                 5-Year                           6.81%
                 ---------------------------------------------
                 10-Year                          5.08%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.99%
                 ---------------------------------------------
                 5-Year                           7.60%
                 ---------------------------------------------
                 10-Year                          5.84%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.25%  4.08%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.33%  3.19%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.76%  4.56%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.52%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.60%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.71%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.75%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.78%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.97%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.49%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.53%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.04%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.01%        4.39%
                            ------------------------------------------
                            5-Year            7.04%        6.12%
                            ------------------------------------------
                            10-Year           5.84%        5.38%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.22%        4.22%
                            ------------------------------------------
                            5-Year            6.23%        6.08%
                            ------------------------------------------
                            10-Year           5.26%        5.26%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.48%
                            ------------------------------------------
                            5-Year            6.45%
                            ------------------------------------------
                            10-Year           5.27%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.18%
                            ------------------------------------------
                            5-Year            7.24%
                            ------------------------------------------
                            10-Year           6.00%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $163,166
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.28
           ---------------------------------------------------------
           Average Duration                                     5.38
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30%.

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/05           Nuveen Pennsylvania Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed      68.6%
AA                       11.2%
A                         1.1%
BBB                      13.5%
BB or Lower               0.9%
NR                        4.7%

Sectors/1/

                    Education and Civic Organizations 22.2%
                    ---------------------------------------
                    U.S. Guaranteed                   13.9%
                    ---------------------------------------
                    Tax Obligation/General            12.6%
                    ---------------------------------------
                    Transportation                    11.4%
                    ---------------------------------------
                    Tax Obligation/Limited             8.6%
                    ---------------------------------------
                    Healthcare                         7.3%
                    ---------------------------------------
                    Water and Sewer                    7.2%
                    ---------------------------------------
                    Utilities                          7.0%
                    ---------------------------------------
                    Other                              9.8%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,041.30 $1,037.40 $1,037.70 $1,042.60 $1,020.54 $1,016.85 $1,017.85 $1,021.54
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.48 $    8.23 $    7.21 $    3.46 $    4.43 $    8.15 $    7.14 $    3.43
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.62%, 1.42% and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/05               Nuveen Virginia Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.05   $11.02   $11.03   $11.02
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0360  $0.0295  $0.0310  $0.0380
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0288  $0.0288  $0.0288  $0.0288
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/03/97 10/04/93  2/03/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           9.02%  4.40%
                 ---------------------------------------------
                 5-Year                           6.95%  6.04%
                 ---------------------------------------------
                 10-Year                          5.70%  5.25%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.26%  4.26%
                 ---------------------------------------------
                 5-Year                           6.13%  5.97%
                 ---------------------------------------------
                 10-Year                          5.10%  5.10%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.44%
                 ---------------------------------------------
                 5-Year                           6.34%
                 ---------------------------------------------
                 10-Year                          5.11%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.28%
                 ---------------------------------------------
                 5-Year                           7.14%
                 ---------------------------------------------
                 10-Year                          5.87%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.91%  3.75%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.33%  3.19%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.90%  4.69%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.21%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.79%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.37%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.78%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.09%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.14%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.53%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.19%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.23%        4.61%
                            ------------------------------------------
                            5-Year            6.58%        5.68%
                            ------------------------------------------
                            10-Year           5.89%        5.43%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.48%        4.48%
                            ------------------------------------------
                            5-Year            5.79%        5.63%
                            ------------------------------------------
                            10-Year           5.29%        5.29%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.65%
                            ------------------------------------------
                            5-Year            6.00%
                            ------------------------------------------
                            10-Year           5.30%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.49%
                            ------------------------------------------
                            5-Year            6.79%
                            ------------------------------------------
                            10-Year           6.06%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $262,028
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.57
           ---------------------------------------------------------
           Average Duration                                     5.61
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/05               Nuveen Virginia Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed      52.9%
AA                       24.0%
A                         8.7%
BBB                       7.1%
BB or Lower               4.4%
NR                        2.9%

Sectors/1/

                    Tax Obligation/Limited            22.3%
                    ---------------------------------------
                    Tax Obligation/General            11.9%
                    ---------------------------------------
                    Transportation                     9.4%
                    ---------------------------------------
                    U.S. Guaranteed                    9.3%
                    ---------------------------------------
                    Water and Sewer                    8.8%
                    ---------------------------------------
                    Education and Civic Organizations  8.5%
                    ---------------------------------------
                    Healthcare                         8.2%
                    ---------------------------------------
                    Utilities                          6.9%
                    ---------------------------------------
                    Housing/Multifamily                5.0%
                    ---------------------------------------
                    Other                              9.7%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,042.00 $1,038.40 $1,039.20 $1,043.20 $1,020.69 $1,017.00 $1,018.00 $1,021.69
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.33 $    8.08 $    7.07 $    3.31 $    4.28 $    8.00 $    6.99 $    3.28
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.59%, 1.39% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 13

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.4%

    $  1,575 Puerto Rico, The Children's Trust Fund, Tobacco Settlement   5/12 at 100.00       BBB $  1,593,806
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.5%

             Frederick County, Maryland, Educational Facilities Revenue
             Bonds, Mount St. Mary's College, Series 2001A:
         100  5.750%, 9/01/25                                             3/10 at 101.00       BBB      105,808
         100  5.800%, 9/01/30                                             3/10 at 101.00       BBB      105,993

         645 Hartford County, Maryland, Economic Development Revenue      4/14 at 100.00        A+      686,822
              Bonds, Battelle Memorial Institute, Series 2004, 5.250%,
              4/01/34

             Maryland Economic Development Corporation, Student Housing
             Revenue Bonds, Collegiate Housing Foundation - College
             Park, Series 1999A:
       1,250  5.750%, 6/01/19                                             6/09 at 102.00      Baa2    1,319,763
         250  5.750%, 6/01/24                                             6/09 at 102.00      Baa2      261,263

         600 Maryland Economic Development Corporation, Student Housing   7/11 at 101.00         A      652,536
              Revenue Bonds, Sheppard Pratt University Village, Series
              2001, 5.875%, 7/01/21 - ACA Insured

             Maryland Economic Development Corporation, Utility
             Infrastructure Revenue Bonds, University of Maryland -
             College Park Project, Series 2001:
       1,000  5.375%, 7/01/15 - AMBAC Insured                             7/11 at 100.00       AAA    1,105,660
         740  5.375%, 7/01/16 - AMBAC Insured                             7/11 at 100.00       AAA      818,188

         500 Maryland Health and Higher Educational Facilities            7/08 at 102.00      BBB-      523,785
              Authority, Educational Facilities Leasehold Mortgage
              Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Bullis School, Series 2000:
         250  5.250%, 7/01/25 - FSA Insured                               1/11 at 101.00       AAA      269,838
         500  5.250%, 7/01/30 - FSA Insured                               1/11 at 101.00       AAA      535,120

             Maryland Health and Higher Educational Facilities
             Authority, Mortgage Revenue Bonds, Green Acres School,
             Series 1998:
         665  5.300%, 7/01/18                                             7/06 at 102.00      BBB-      681,439
       1,000  5.300%, 7/01/28                                             7/06 at 102.00      BBB-    1,011,270

       1,000 Maryland Health and Higher Educational Facilities            7/08 at 102.00        AA    1,065,350
              Authority, Revenue Refunding Bonds, Johns Hopkins
              University, Series 1998, 5.125%, 7/01/20

         625 Maryland Health and Higher Educational Facilities            6/11 at 100.00      Baa1      660,406
              Authority, Revenue Bonds, Maryland Institute College of
              Art, Series 2001, 5.500%, 6/01/32

         625 Maryland Health and Higher Educational Facilities            7/14 at 100.00        A-      652,938
              Authority, Revenue Bonds, Goucher College, Series 2004,
              5.125%, 7/01/34

       1,500 Morgan State University, Maryland, Student Tuition and Fee     No Opt. Call       AAA    1,862,055
              Revenue Refunding Bonds, Academic Fees and Auxiliary
              Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

         550 Morgan State University, Maryland, Student Tuition and Fee   7/13 at 100.00       AAA      599,946
              Revenue Bonds, Academic Fees and Auxiliary Facilities,
              Series 2003A, 5.000%, 7/01/20 - FGIC Insured

             University of Maryland, Auxiliary Facility and Tuition
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 4/01/15                                             4/13 at 100.00        AA    1,096,920
         500  5.000%, 4/01/19                                             4/13 at 100.00        AA      543,475

         750 University of Puerto Rico, University System Revenue Bonds,  6/10 at 100.00       AAA      838,275
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Healthcare - 14.6%

         625 Maryland Health and Higher Educational Facilities              No Opt. Call       AAA      836,337
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 1991B, 7.000%, 7/01/22 - FGIC Insured

       2,000 Maryland Health and Higher Educational Facilities            6/09 at 101.00        A+    2,138,840
              Authority, Revenue Bonds, Kaiser Permanente System, Series
              1998A, 5.375%, 7/01/15

         750 Maryland Health and Higher Educational Facilities            7/10 at 101.00        A3      846,615
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2000, 6.750%, 7/01/30

----
14

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $    750 Maryland Health and Higher Educational Facilities             7/11 at 100.00        A+ $    770,175
              Authority, Revenue Bonds, Greater Baltimore Medical
              Center, Series 2001, 5.000%, 7/01/34

         500 Maryland Health and Higher Educational Facilities             7/12 at 100.00         A      553,820
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2002, 6.000%, 7/01/22

       1,500 Maryland Health and Higher Educational Facilities             7/12 at 100.00      Baa1    1,596,420
              Authority, Revenue Bonds, Carroll County General Hospital,
              Series 2002, 5.800%, 7/01/32

         800 Maryland Health and Higher Educational Facilities             7/12 at 100.00      Baa1      829,712
              Authority, Revenue Bonds, Frederick Memorial Hospital,
              Series 2002, 5.125%, 7/01/35

         800 Maryland Health and Higher Educational Facilities             7/12 at 100.00        A3      856,792
              Authority, Revenue Bonds, Union Hospital of Cecil County,
              Series 2002, 5.625%, 7/01/32

       1,785 Maryland Health and Higher Educational Facilities             7/13 at 100.00      Baa2    1,866,003
              Authority, Revenue Bonds, Kennedy Krieger Institute,
              Series 2003, 5.500%, 7/01/33

         500 Maryland Health and Higher Educational Facilities             7/13 at 100.00       AAA      539,855
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

         850 Maryland Health and Higher Educational Facilities             8/14 at 100.00      Baa1      898,272
              Authority, Revenue Bonds, MedStar Health, Series 2004,
              5.375%, 8/15/24

         525 Maryland Health and Higher Educational Facilities             7/14 at 100.00         A      548,468
              Authority, Revenue Bonds, LifeBridge Health System, Series
              2004A, 5.125%, 7/01/34

         775 Maryland Health and Higher Educational Facilities             7/14 at 100.00        A2      825,034
              Authority, Revenue Bonds, Calvert Memorial Hospital,
              Series 2004, 5.500%, 7/01/36

         765 Maryland Health and Higher Educational Facilities             7/14 at 100.00        AA      797,115
              Authority, Revenue Bonds, Civista Medical Center, Series
              2005, 5.000%, 7/01/37 - RAAI Insured

       2,000 Prince George's County, Maryland, Revenue Refunding and       7/05 at 101.00        B3    1,817,920
              Project Bonds, Dimensions Health Corporation, Series 1994,
              5.375%, 7/01/14

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA    1,022,680
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.8%

         750 Baltimore County, Maryland, GNMA Collateralized Revenue      10/08 at 102.00       AAA      770,468
              Refunding Bonds, Cross Creek Apartments Project, Series
              1998A, 5.250%, 10/20/33

         500 Maryland Community Development Administration, Housing        1/09 at 101.00       Aa2      512,570
              Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Housing        1/10 at 100.00       Aa2    1,056,240
              Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Multifamily   10/08 at 101.50       Aaa    1,027,620
              Development Revenue Bonds, Auburn Manor, Series 1998A,
              5.300%, 10/01/28 (Alternative Minimum Tax)

       1,000 Montgomery County Housing Opportunities Commission,           7/05 at 102.00       Aa2    1,021,120
              Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
              Bonds, Series 1995A, 6.000%, 7/01/20

       1,420 Montgomery County Housing Opportunities Commission,           7/08 at 101.00       Aaa    1,455,443
              Maryland, FNMA/FHA-Insured Multifamily Housing Development
              Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum
              Tax)

         835 Prince George's County Housing Authority, Maryland, GNMA     11/05 at 100.00       AAA      835,685
              Collateralized Mortgage Revenue Refunding Bonds, Foxglenn
              Apartments, Series 1998A, 5.450%, 11/20/14 (Alternative
              Minimum Tax)

       1,000 Prince George's County Housing Authority, Maryland, GNMA      9/09 at 102.00       AAA    1,061,720
              Collateralized Mortgage Revenue Bonds, University Landing
              Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

         830 Maryland Community Development Administration, Residential    9/10 at 100.00       Aa2      851,248
              Revenue Bonds, Series 2000H, 5.800%, 9/01/32 (Alternative
              Minimum Tax)

       1,315 Prince George's County Housing Authority, Maryland,           8/07 at 102.00        AA    1,368,336
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 1997A, 5.750%, 8/01/26 (Alternative
              Minimum Tax)

----
15

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $     15 Prince George's County Housing Authority, Maryland,           8/10 at 100.00       AAA $     15,736
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Industrials - 0.4%

         500 Northeast Maryland Waste Disposal Authority, Resource         1/09 at 101.00       BBB      511,340
              Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
              Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.3%

             Carroll County, Maryland, Revenue Refunding Bonds, EMA
             Obligated Group, Series 1999A:
         500  5.500%, 1/01/19 - RAAI Insured                               1/09 at 101.00        AA      533,010
         500  5.625%, 1/01/25 - RAAI Insured                               1/09 at 101.00        AA      535,955

       1,565 Maryland Economic Development Corporation, Health and         4/11 at 102.00       N/R    1,594,704
              Mental Hygiene Providers Revenue Bonds, Series 1996A,
              7.625%, 4/01/21
----------------------------------------------------------------------------------------------------------------
             Materials - 1.4%

       1,500 Baltimore, Maryland, Port Facilities Revenue Bonds,          10/05 at 100.00       AA-    1,606,260
              Consolidation Coal Sales Company Project, Series 1984B,
              6.500%, 10/01/11
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 20.7%

       3,000 Anne Arundel County, Maryland, General Obligation Bonds,        No Opt. Call       AA+    3,342,180
              Series 2003, 5.000%, 3/01/13

       1,000 Baltimore County, Maryland, Metropolitan District General     6/11 at 101.00       AAA    1,067,940
              Obligation Bonds, 67th Issue, 5.000%, 6/01/25

         750 Baltimore, Maryland, General Obligation Bonds, Consolidated  10/14 at 100.00       AAA      817,598
              Public Improvement, Series 2004A, 5.000%, 10/15/22 - AMBAC
              Insured

       1,000 Charles County, Maryland, Consolidated General Obligation       No Opt. Call        AA    1,108,380
              Public Improvement Bonds, Series 2005, 5.000%, 3/01/12

             Frederick County, Maryland, General Obligation Public
              Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20                                            11/12 at 101.00        AA    1,366,600
       1,250  5.000%, 11/01/21                                            11/12 at 101.00        AA    1,366,600

         500 Frederick County, Maryland, Special Obligation Bonds,         7/10 at 102.00        AA      550,835
              Villages of Lake Linganore Community Development
              Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

       1,525 Howard County, Maryland, Consolidated Public Improvement      2/14 at 100.00       AAA    1,673,108
              Bonds, Series 2004B, 5.000%, 8/15/18

       3,000 Maryland, General Obligation Bonds, State and Local             No Opt. Call       Aaa    4,490,130
              Facilities Loan, RITES PA-816-R, Series 2001,
              9.131%, 3/01/15 (IF)

       1,000 Montgomery County, Maryland, General Obligation Refunding    10/11 at 101.00       AAA    1,122,670
              Bonds, Consolidated Public Improvement, Series 2001,
              5.250%, 10/01/13

       1,330 Montgomery County, Maryland, General Obligation Refunding       No Opt. Call       AAA    1,492,566
              Bonds, Consolidated Public Improvement, Series 2002A,
              5.250%, 11/01/11

         500 Montgomery County, Maryland, General Obligation Bonds,          No Opt. Call       AAA      558,415
              Consolidated Public Improvement, Series 2004A, 5.000%,
              4/01/13

         300 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A      321,126
              2000A, 6.000%, 6/01/20 - ACA Insured

             Prince George's County, Maryland, General Obligation
             Consolidated Public Improvement Bonds, Series 2003A:
       1,000  5.000%, 10/01/17                                            10/13 at 100.00        AA    1,093,190
       2,000  5.000%, 10/01/18                                            10/13 at 100.00        AA    2,186,380

       1,000 Prince George's County, Maryland, General Obligation            No Opt. Call        AA    1,108,160
              Consolidated Public Improvement Bonds, Series 2004C,
              5.000%, 12/01/11
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.2%

         610 Anne Arundel County, Maryland, Tax Increment Financing          No Opt. Call       N/R      616,314
              Revenue Bonds, Parole Town Center Project, Series 2002,
              5.000%, 7/01/12

       1,075 Baltimore, Maryland, Certificates of Participation,          10/07 at 102.00       AAA    1,137,210
              Emergency Telecommunications Facilities, Series 1997A,
              5.000%, 10/01/17 - AMBAC Insured

----
16

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Baltimore, Maryland, Convention Center Revenue Refunding      9/08 at 102.00       AAA $  1,070,720
              Bonds, Series 1998, 5.000%, 9/01/19 - MBIA Insured

       1,000 Baltimore Board of School Commissioners, Maryland, Revenue    5/13 at 100.00       AA+    1,089,200
              Bonds, City Public School System, Series 2003A, 5.000%,
              5/01/17

         450 Hyattsville, Maryland, Special Obligation Bonds, University   7/14 at 102.00       N/R      462,038
              Town Center Project, Series 2004, 5.750%, 7/01/34

       1,110 Maryland Community Development Administration,                6/10 at 101.00       Aaa    1,237,672
              Infrastructure Financing Bonds, Series 2000A, 5.875%,
              6/01/30 - MBIA Insured

       1,750 Maryland Department of Transportation, County                   No Opt. Call        AA    2,038,050
              Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

       1,000 Maryland Department of Transportation, Consolidated             No Opt. Call        AA    1,114,470
              Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

         935 Maryland Economic Development Corporation, Lease Revenue      6/12 at 100.50       AA+    1,043,909
              Bonds, Department of Transportation Headquarters Building,
              Series 2002, 5.375%, 6/01/19

             Maryland Economic Development Corporation, Lease Revenue
             Bonds, Montgomery County Town Square Parking Garage, Series
             2002A:
         430  5.000%, 9/15/13                                              9/12 at 100.00       AA+      474,737
         650  5.000%, 9/15/16                                              9/12 at 100.00       AA+      711,997

         830 Maryland Department of Transportation, Certificates of       10/10 at 101.00       AA+      902,824
              Participation, Mass Transit Administration Project, Series
              2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

       1,760 Maryland Stadium Authority, Lease Revenue Bonds, Convention   6/05 at 102.00       AAA    1,799,547
              Center Expansion, Series 1994, 5.875%, 12/15/12 - AMBAC
              Insured

       1,540 Maryland Stadium Authority, Lease Revenue Bonds, Montgomery   6/13 at 100.00       AA+    1,669,514
              County Conference Center Facilities, Series 2003, 5.000%,
              6/15/22

       1,470 Montgomery County, Maryland, Lease Revenue Bonds, Metrorail   6/12 at 100.00        AA    1,562,669
              Garage, Series 2002, 5.000%, 6/01/21

         500 Montgomery County, Maryland, Special Obligation Bonds, West   7/12 at 101.00        AA      542,075
              Germantown Development District, Senior Series 2002A,
              5.375%, 7/01/20 - RAAI Insured

         500 New Baltimore City Board of School Commissioners, Maryland,  11/10 at 100.00       AA+      547,895
              School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

       1,000 Prince George's County, Maryland, Lease Revenue Bonds,        6/13 at 100.00       AAA    1,102,940
              Upper Marlboro Justice Center, Series 2003A, 5.000%,
              6/30/14 - MBIA Insured

       1,000 Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,   8/12 at 100.00       AAA    1,099,380
              8/01/21 - FSA Insured

       1,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB    1,709,925
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
----------------------------------------------------------------------------------------------------------------
             Transportation - 1.6%
             Maryland Health and Higher Educational Facilities
             Authority, Parking Facilities Revenue Bonds, Johns Hopkins
             Medical Institution, Series 2004B:
         150  5.000%, 7/01/13 - AMBAC Insured                                No Opt. Call       AAA      166,331
         175  5.000%, 7/01/14 - AMBAC Insured                                No Opt. Call       AAA      194,910

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC      388,080
              Bonds, American Airlines Inc., Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)

       1,000 District of Columbia Metropolitan Area Transit Authority,       No Opt. Call       AAA    1,105,750
              Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.3%
       1,500 Anne Arundel County, Maryland, Special Obligation Bonds,      7/09 at 102.00       AAA    1,758,990
              Arundel Mills Project, Series 1999, 7.100%, 7/01/29
              (Pre-refunded to 7/01/09)

       1,250 Baltimore County, Maryland, Consolidated General Obligation   8/12 at 100.00       AAA    1,388,125
              Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
              (Pre-refunded to 8/01/12)

         795 Baltimore, Maryland, Revenue Refunding Bonds, Water           7/08 at 101.00       AAA      867,576
              Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

----
17

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $    250 Baltimore, Maryland, Project and Revenue Refunding Bonds,     7/10 at 100.00       AAA $    284,163
              Water Projects, Series 2000A, 6.000%, 7/01/19
              (Pre-refunded to 7/01/10) - FSA Insured

             Puerto Rico, The Children's Trust Fund, Tobacco Settlement
              Asset-Backed Bonds, Series 2000:
         775  5.750%, 7/01/20 (Pre-refunded to 7/01/10)                    7/10 at 100.00       AAA      822,957
         250  6.000%, 7/01/26 (Pre-refunded to 7/01/10)                    7/10 at 100.00       AAA      282,905

       2,165 Gaithersburg, Maryland, Nursing Home Revenue Refunding          No Opt. Call       AAA    2,492,694
              Bonds, Shady Grove Adventist Nursing and Rehabilitation
              Center, Series 1992, 6.500%, 9/01/12 - FSA Insured

       1,000 Howard County, Maryland, Consolidated Public Improvement      2/12 at 100.00       AAA    1,120,860
              Refunding Bonds, Series 2002A, 5.250%, 8/15/18
              (Pre-refunded to 2/15/12)

       1,100 Howard County, Maryland, Consolidated Public Improvement      8/12 at 100.00       AAA    1,221,979
              Refunding Bonds, Series 2003A, 5.000%, 8/15/14
              (Pre-refunded to 8/15/12)

       1,030 Maryland Transportation Authority, Revenue Refunding Bonds,     No Opt. Call       AAA    1,214,071
              Transportation Facilities Projects, First Series 1978,
              6.800%, 7/01/16

             Puerto Rico Infrastructure Financing Authority, Special
              Obligation Bonds, Series 2000A:
         750  5.500%, 10/01/20                                            10/10 at 101.00       AAA      835,763
       1,175  5.500%, 10/01/40                                            10/10 at 101.00       AAA    1,288,634

         400 Washington Suburban Sanitary District, Montgomery and         6/08 at 102.00       AAA      431,572
              Prince George's Counties, Maryland, Water Supply Bonds,
              Series 1998, 5.000%, 6/01/15 (Pre-refunded to 6/01/08)
----------------------------------------------------------------------------------------------------------------
             Utilities - 2.2%

       1,000 Maryland Energy Financing Administration, Revenue Bonds,      9/05 at 102.00       N/R    1,022,090
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)

       1,510 Prince George's County, Maryland, Pollution Control Revenue     No Opt. Call        A-    1,550,160
              Refunding Bonds, Potomac Electric Power Company, Series
              1993, 6.375%, 1/15/23
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.1%

         100 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-      105,065
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
    $103,270 Total Long-Term Investments (cost $106,646,593) - 98.5%                                 112,633,808
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                      1,724,326
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $114,358,134
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
18

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 22.3%

    $  4,000 Allegheny County Higher Education Building Authority,           No Opt. Call       AA- $  4,020,080
              Pennsylvania, Revenue Bonds, Carnegie Mellon University,
              Series 2002, 5.450%, 3/01/27

       1,000 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3    1,038,060
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.250%, 2/15/26

       1,190 Allegheny County Higher Education Building Authority,           No Opt. Call      Baa3    1,305,775
              Pennsylvania, College Revenue Refunding Bonds, Robert
              Morris College, Series 1998A, 5.500%, 5/01/15

             Chester County Health and Education Facilities Authority,
             Pennsylvania, College Revenue Bonds, Immaculata College,
             Series 1998:
       1,300  5.600%, 10/15/18                                            10/08 at 102.00      BBB-    1,359,735
         550  5.625%, 10/15/27                                            10/08 at 102.00      BBB-      564,553

       1,815 Delaware County Authority, Pennsylvania, College Revenue     10/08 at 100.00      BBB-    1,842,479
              Refunding Bonds, Neumann College, Series 1998A, 5.375%,
              10/01/26

       1,000 Delaware County Authority, Pennsylvania, Revenue Refunding    8/13 at 100.00       AAA    1,104,630
              Bonds, Villanova University, Series 2003, 5.250%, 8/01/20
              - FGIC Insured

       1,645 Delaware County Authority, Pennsylvania, Revenue Bonds,       8/15 at 100.00       AAA    1,767,701
              Villanova University, Series 2005, 5.000%, 8/01/24 - MBIA
              Insured

       6,000 Delaware County Authority, Pennsylvania, Student Housing      7/10 at 102.00       N/R    6,612,660
              Revenue Bonds, Collegiate Housing Foundation - Eastern
              College, Series 2000A, 8.250%, 7/01/29

       2,000 Indiana County Industrial Development Authority,             11/14 at 100.00       AAA    2,143,420
              Pennsylvania, Revenue Bonds, Student Cooperative
              Association Inc./Indiana University of Pennsylvania -
              Student Union Project, Series 2004, 5.000%, 11/01/24 -
              AMBAC Insured

       2,500 Montgomery County Industrial Development Authority,           8/15 at 100.00       Aaa    2,684,875
              Pennsylvania, Revenue Bonds, Hill School, Series 2005,
              5.000%, 8/15/26 (WI, settling 6/16/05) - MBIA Insured

       2,150 Pennsylvania Higher Educational Facilities Authority,         4/08 at 102.00      BBB-    2,273,604
              Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15

       1,250 Pennsylvania Higher Educational Facilities Authority,         5/15 at 100.00       AAA    1,274,225
              Revenue Bonds, University of Pennsylvania Sciences, Series
              2005A, 4.750%, 11/01/33 - XLCA Insured

       7,000 Pennsylvania State University, General Obligation Refunding     No Opt. Call        AA    7,887,040
              Bonds, Series 2002, 5.250%, 8/15/13

         500 Union County, Higher Education Facilities Financing           4/13 at 100.00       Aa3      551,190
              Authority, Pennsylvania, Revenue Bonds, Bucknell
              University, Series 2002A, 5.250%, 4/01/22
----------------------------------------------------------------------------------------------------------------
             Healthcare - 7.4%

         470 Allegheny County Hospital Development Authority,              4/15 at 100.00      Baa2      481,534
              Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
              Series 2005A, 5.125%, 4/01/35

       2,500 Chester County Health and Educational Facilities Authority,   5/08 at 101.00       AA-    2,618,975
              Pennsylvania, Health System Revenue Bonds, Jefferson
              Health System, Series 1997B, 5.375%, 5/15/27

       1,585 Jeannette Health Services Authority, Pennsylvania, Hospital  11/06 at 102.00       BB-    1,549,258
              Revenue Bonds, Jeannette District Memorial Hospital,
              Series 1996A, 6.000%, 11/01/18

         750 Lehigh County General Purpose Authority, Pennsylvania,       11/14 at 100.00         A      799,612
              Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
              11/01/24

         900 Lehigh County General Purpose Authority, Pennsylvania,        8/13 at 100.00       BBB      934,686
              Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
              Series 2003, 5.375%, 8/15/33

         945 Pennsylvania Higher Educational Facilities Authority,         8/15 at 100.00       AAA    1,043,082
              Revenue Bonds, University of Pennsylvania Health Services,
              Series 2005B, 5.000%, 8/15/16 - FGIC Insured

       2,500 Philadelphia Hospitals and Higher Education Facilities        7/07 at 102.00       BBB    2,606,225
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Jeanes Hospital, Series 1997, 5.875%, 7/01/17

             Pottsville Hospital Authority, Pennsylvania, Hospital
             Revenue Bonds, Pottsville Hospital and Warne Clinic, Series
             1998:
       1,265  5.250%, 7/01/10                                                No Opt. Call      BBB-    1,274,753
         500  5.625%, 7/01/24                                              7/08 at 100.00      BBB-      484,905

----
19

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $    260 St. Mary Hospital Authority, Pennsylvania, Health System     11/14 at 100.00         A $    274,651
              Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
              11/15/34
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.7%

         500 Bucks County Redevelopment Authority, Pennsylvania,           8/05 at 100.00       AAA      502,425
              FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
              Bonds, Warminster Heights Project, Series 1992A, 6.875%,
              8/01/23

       1,360 Delaware County Industrial Development Authority,               No Opt. Call       AAA    1,422,818
              Pennsylvania, Multifamily Housing Revenue Bonds, Darby
              Townhouses Project, Series 2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)

         240 Philadelphia Authority for Industrial Development,            5/15 at 102.00      Baa2      240,953
              Pennsylvania, Multifamily Housing Revenue Bonds,
              Presbyterian Homes Germantown - Morrisville Project,
              Series 2005A, 5.625%, 7/01/35

         655 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A      645,411
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.1%

         995 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/06 at 102.00       AAA    1,026,860
              Mortgage Revenue Bonds, Series 1996D, 6.250%, 10/01/17

         765 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/07 at 102.00       AAA      798,637
              Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Industrials - 2.6%

       3,000 Delaware County Industrial Development Authority,             1/08 at 102.00       BBB    3,131,760
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Series 1997A, 6.200%, 7/01/19

       1,000 Pennsylvania Industrial Development Authority, Economic       7/12 at 101.00       AAA    1,128,610
              Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
              AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.2%

       2,690 Allegheny County Residential Finance Authority,              10/05 at 100.00       AAA    2,689,650
              Pennsylvania, FHA-Insured Mortgage Revenue Bonds, Ladies
              Grand Army of the Republic Health Facility, Series 1995G,
              6.350%, 10/01/36

             Chester County Health and Education Facilities Authority,
             Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
             Obligated Group, Series 1998:
       1,000  5.400%, 6/01/18                                             12/08 at 100.00      BBB-    1,000,850
       1,100  5.500%, 6/01/25                                             12/08 at 100.00      BBB-    1,101,903

       2,000 Montgomery County Higher Education and Health Authority,      1/06 at 101.00       BBB    2,033,840
              Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
              Ltd., Series 1996, 6.375%, 1/01/26
----------------------------------------------------------------------------------------------------------------
             Materials - 0.3%

         440 Bucks County Industrial Development Authority,                  No Opt. Call      BBB+      478,104
              Pennsylvania, Environmental Improvement Revenue Bonds, USX
              Corporation Project, Series 1995, 5.400%, 11/01/17
              (Mandatory put 11/01/11)
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 12.7%

       1,000 Allegheny County, Pennsylvania, General Obligation Bonds,       No Opt. Call       AAA    1,128,540
              Series 2005C-57, 5.250%, 11/01/13 - FGIC Insured

             Boyertown Area School District, Berks and Montgomery
             Counties, Pennsylvania, General Obligation Bonds, Series
             2005:
       1,170  5.000%, 10/01/23 - FSA Insured                               4/15 at 100.00       Aaa    1,262,804
       1,000  5.000%, 10/01/24 - FSA Insured                               4/15 at 100.00       Aaa    1,076,790
       1,000  5.000%, 10/01/25 - FSA Insured                               4/15 at 100.00       Aaa    1,073,430

       1,000 Central Bucks County School District, Pennsylvania, General   5/13 at 100.00       Aaa    1,077,930
              Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA
              Insured

       1,215 Centre County, Pennsylvania, General Obligation Bonds,        7/13 at 100.00       Aaa    1,343,717
              Series 2003, 5.250%, 7/01/17 - MBIA Insured

       3,125 Chichester School District, Delaware County, Pennsylvania,      No Opt. Call       AAA    1,154,938
              General Obligation Bonds, Series 1999, 0.000%, 3/01/26 -
              FGIC Insured

       1,635 Girard School District, Erie County, Pennsylvania, General      No Opt. Call       AAA      539,910
              Obligation Bonds, Series 1999B, 0.000%, 11/15/28 - FGIC
              Insured

----
20

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,240 Luzerne County, Pennsylvania, General Obligation Bonds,       5/13 at 100.00       Aaa $  1,375,904
              Series 2003A, 5.250%, 11/15/16 - MBIA Insured

       4,875 McKeesport Area School District, Allegheny County,              No Opt. Call       AAA    2,017,470
              Pennsylvania, General Obligation Bonds, Series 1997D,
              0.000%, 10/01/24 - MBIA Insured

       1,000 Meadville, Crawford County, Pennsylvania, General            10/15 at 100.00       Aaa    1,072,090
              Obligation Bonds, Series 2005, 5.000%, 10/01/25 - XLCA
              Insured

       2,195 Montour School District, Allegheny County, Pennsylvania,        No Opt. Call       AAA    1,571,664
              General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 -
              MBIA Insured

         475 Moon Area School District, Allegheny County, Pennsylvania,      No Opt. Call       AAA      537,980
              General Obligation Bonds, Series 2004, 5.250%, 11/15/13 -
              FSA Insured

       1,500 Pennsylvania, General Obligation Refunding Bonds, Second        No Opt. Call       AAA    1,652,055
              Series 2003, 5.000%, 7/01/11 - MBIA Insured

       2,000 Pennsylvania, General Obligation Bonds, Third Series 2004,      No Opt. Call        AA    2,214,960
              5.000%, 9/01/12

         500 Pennsylvania, General Obligation Refunding Bonds, Second        No Opt. Call       AAA      570,200
              Series 2002, 5.250%, 10/01/14 - FGIC Insured

       1,000 Philadelphia, Pennsylvania, General Obligation Bonds,           No Opt. Call       AAA    1,111,890
              Series 2003A, 5.250%, 2/15/13 - XLCA Insured
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.7%

       4,500 Allegheny County Industrial Development Authority,           11/12 at 100.00       AAA    4,734,540
              Pennsylvania, Revenue Bonds, Guaranteed County Building
              Project, Series 2002A, 5.000%, 11/01/29 - MBIA Insured

       1,000 Allegheny County Redevelopment Authority, Pennsylvania, Tax  12/10 at 101.00       N/R    1,115,200
              Increment Finance Bonds, Waterfront Project, Series 2000A,
              6.300%, 12/15/18

         950 Delaware Valley Regional Finance Authority, Pennsylvania,       No Opt. Call       Aa3    1,105,553
              Local Government Revenue Bonds, Series 2002, 5.750%,
              7/01/17

       1,000 Harrisburg Parking Authority, Pennsylvania, Guaranteed        9/11 at 100.00       Aaa    1,066,140
              Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
              MBIA Insured

             Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
              Lien Revenue Bonds, Series 2003A:
       1,000  5.250%, 12/01/15 - MBIA Insured                             12/13 at 100.00       AAA    1,122,240
       1,150  5.250%, 12/01/17 - MBIA Insured                             12/13 at 100.00       AAA    1,277,213

       1,000 Philadelphia Redevelopment Authority, Pennsylvania, Revenue   4/12 at 100.00       AAA    1,101,920
              Bonds, Philadelphia Neighborhood Transformation
              Initiative, Series 2002A, 5.500%, 4/15/22 - FGIC Insured

       1,300 Philadelphia Municipal Authority, Pennsylvania, Lease        11/13 at 100.00       AAA    1,421,927
              Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       1,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA    1,195,690
              Transportation Authority, Series 2003AA, 5.500%, 7/01/20 -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Transportation - 11.5%

       2,500 Philadelphia Airport System, Pennsylvania, Revenue Bonds,     6/07 at 102.00       AAA    2,599,275
              Series 1997B, 5.400%, 6/15/27 (Alternative Minimum Tax) -
              FGIC Insured

             Pittsburgh and Allegheny County Sports and Exhibition
             Authority, Pennsylvania, Parking Revenue Bonds, Series
             2001A:
       1,000  5.300%, 12/01/21 - AMBAC Insured                            12/06 at 100.00       Aaa    1,031,110
       4,500  5.375%, 12/01/30 - AMBAC Insured                            12/06 at 100.00       Aaa    4,636,890

       3,000 Pittsburgh Public Parking Authority, Pennsylvania, Parking    6/10 at 100.00       AAA    3,355,890
              System Revenue Bonds, Series 2000, 6.000%, 12/01/24 -
              AMBAC Insured

       4,535 Pittsburgh Public Parking Authority, Pennsylvania, Parking      No Opt. Call       AAA    4,991,901
              System Revenue Refunding Bonds, Series 2002, 5.000%,
              12/01/11 - AMBAC Insured

       2,000 Susquehanna Area Regional Airport Authority, Pennsylvania,    1/13 at 100.00       Aaa    2,096,960
              Airport System Revenue Bonds, Series 2003B, 5.000%,
              1/01/33 - AMBAC Insured

----
21

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 14.0%

    $  1,525 Allegheny County Hospital Development Authority,                No Opt. Call       AAA $  1,913,585
              Pennsylvania, Hospital Revenue Bonds, Allegheny Valley
              Hospital Sublessee, Series 1982Q, 7.000%, 8/01/15

       2,995 Deer Lakes School District, Allegheny County, Pennsylvania,   7/05 at 100.00       AAA    3,405,974
              General Obligation Bonds, Series 1995, 6.350%, 1/15/14 -
              MBIA Insured

       1,320 Delaware County Authority, Pennsylvania, Health Facilities   12/06 at 102.00       Aaa    1,393,894
              Revenue Bonds, Mercy Health Corporation of Southeastern
              Pennsylvania Obligation Group, Series 1996, 6.000%,
              12/15/26

       2,000 Pennsylvania Economic Development Financing Authority,       12/05 at 102.00    BBB***    2,083,100
              Exempt Facilities Revenue Bonds, MacMillan Bloedel LP,
              Series 1995, 7.600%, 12/01/20 (Alternative Minimum Tax)
              (Pre-refunded to 12/01/05)

       2,000 Pennsylvania Higher Educational Facilities Authority,         5/09 at 100.00     A2***    2,216,820
              Revenue Bonds, Drexel University, Series 1999, 6.000%,
              5/01/29 (Pre-refunded to 5/01/09)

       1,045 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA    1,299,280
              Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured

       2,000 Philadelphia Hospitals and Higher Education Facilities          No Opt. Call   BBB+***    2,067,520
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Pennsylvania Hospital, Series 1996, 6.250%, 7/01/06

             Plum Borough School District, Allegheny County,
              Pennsylvania, General Obligation Bonds, Series 2001:
       1,745  5.200%, 9/15/23 (Pre-refunded to 9/15/11) - FGIC Insured     9/11 at 100.00       AAA    1,925,259
       3,700  5.250%, 9/15/30 (Pre-refunded to 9/15/11) - FGIC Insured     9/11 at 100.00       AAA    4,092,607

         935 West View Borough Municipal Authority, Allegheny County,        No Opt. Call       AAA    1,243,316
              Pennsylvania, Special Obligation Bonds, Series 1985A,
              9.500%, 11/15/14

       1,000 Wilkes-Barre Area School District, Luzerne County,            4/14 at 100.00       AAA    1,133,970
              Pennsylvania, General Obligation Bonds, Series 2003A,
              5.250%, 4/01/20 (Pre-refunded to 4/01/14) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 7.0%

       1,875 Allegheny County Industrial Development Authority,              No Opt. Call       AAA    1,962,488
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Duquesne Light Company Project, Series 1999A, 4.350%,
              12/01/13 - AMBAC Insured

         550 Lehigh County Industrial Development Authority,               8/05 at 102.00       AAA      564,014
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Pennsylvania Power and Light Company, Series 1995A,
              6.150%, 8/01/29 (Pre-refunded to 8/01/05) - MBIA Insured
              (a)

       1,345 Lehigh County Industrial Development Authority,               2/15 at 100.00       AAA    1,368,470
              Pennsylvania, Pollution Control Revenue Bonds,
              Pennsylvania Power and Light Company, Series 2005, 4.750%,
              2/15/27 - FGIC Insured (a)

       1,000 Northampton County Industrial Development Authority,          7/05 at 102.00       AAA    1,023,460
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Metropolitan Edison Company, Series 1995A, 6.100%, 7/15/21
              - MBIA Insured

       2,650 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/13 at 100.00       AAA    2,790,450
              General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
              FSA Insured

       1,000 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          7/13 at 100.00       AAA    1,101,030
              General Ordinance, Seventeenth Series 2003,
              5.375%, 7/01/19 - FSA Insured

         315 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00       AAA      332,769
              General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
              FSA Insured

         320 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA      348,838
              Eighteenth Series 2004, 5.000%, 8/01/13

       1,875 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA    2,010,750
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.2%

         265 Bucks County Water and Sewerage Authority, Pennsylvania,        No Opt. Call       AAA      299,840
              Sewerage System Revenue Bonds, Neshaminy Interceptor
              Project, Series 2004, 5.250%, 6/01/14 - FSA Insured

       5,000 Delaware County Industrial Development Authority,            10/12 at 100.00       AAA    5,281,200
              Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
              Water Company, Series 2001, 5.350%, 10/01/31 (Alternative
              Minimum Tax) - AMBAC Insured

       1,930 Harrisburg Authority, Dauphin County, Pennsylvania, Water     7/14 at 100.00       AAA    2,072,394
              Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
              FSA Insured

----
22

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $    850 Philadelphia, Pennsylvania, Water and Wastewater Revenue      7/15 at 100.00       AAA $    916,640
              Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

       3,000 Unity Township Municipal Authority, Pennsylvania, Sewerage   12/14 at 100.00       AAA    3,187,620
              Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
----------------------------------------------------------------------------------------------------------------
    $159,925 Total Long-Term Investments (cost $155,401,210) - 100.7%                                164,369,538
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.7)%                                                  (1,203,830)
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $163,165,708
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

    $    500 James City County Industrial Development Authority,           4/07 at 101.00        A+ $    519,350
              Virginia, Sewage and Solid Waste Disposal Facilities
              Revenue Bonds, Anheuser Busch Project, Series 1997,
              6.000%, 4/01/32 (Alternative Minimum Tax)

             Tobacco Settlement Financing Corporation of Virginia,
             Tobacco Settlement Asset-Backed Bonds, Series 2005:
       2,075  5.250%, 6/01/19                                              6/15 at 100.00       BBB    2,088,488
       5,125  5.500%, 6/01/26                                              6/15 at 100.00       BBB    5,126,948
----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.4%

       2,000 Alexandria Industrial Development Authority, Virginia,        1/09 at 101.00        A1    2,207,940
              Educational Facilities Revenue Bonds, Episcopal High
              School, Series 1999, 5.875%, 1/01/29 (Pre-refunded to
              1/01/09)

       1,500 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA    1,682,100
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

             Danville Industrial Development Authority, Virginia,
             Student Housing Revenue Bonds, Collegiate Housing
             Foundation, Averett College Project, Series 1999A:
         680  6.875%, 6/01/20                                              6/09 at 102.00       N/R      676,233
       1,910  7.000%, 6/01/30                                              6/09 at 102.00       N/R    1,902,188

             Loudoun County Industrial Development Authority, Virginia,
             Revenue Refunding Bonds, George Washington University,
             Series 1992:
         500  6.250%, 5/15/12                                             11/05 at 100.00        A2      501,380
       2,225  6.250%, 5/15/22                                             11/05 at 100.00        A2    2,229,383

       1,000 Portsmouth, Virginia, Golf Course System Revenue Bonds,       5/07 at 102.00        AA    1,026,040
              Series 1998, 5.000%, 5/01/23 - RAAI Insured

       1,135 Prince William County Industrial Development Authority,      10/13 at 101.00        A3    1,205,972
              Virginia, Educational Facilities Revenue Bonds, Catholic
              Diocese of Arlington, Series 2003, 5.500%, 10/01/33

       2,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3    2,190,460
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

         300 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB      308,088
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/31

         800 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB      857,160
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.375%, 12/01/21

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2    1,428,435
              Virginia, Horse Center Revenue Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

       1,250 University of Puerto Rico, University System Revenue Bonds,   6/10 at 100.00       AAA    1,397,125
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured

       2,500 Virginia College Building Authority, Educational Facilities     No Opt. Call       Aa1    2,782,675
              Revenue Bonds, Public Higher Education Financing Program,
              Series 2004B, 5.000%, 9/01/13

         420 Virginia College Building Authority, Educational Facilities   7/05 at 101.00        AA      425,204
              Revenue Bonds, Washington and Lee University, Series 1994,
              5.750%, 1/01/14

       1,250 Virginia College Building Authority, Educational Facilities   7/08 at 101.00        AA    1,287,838
              Revenue Refunding Bonds, Marymount University, Series
              1998, 5.125%, 7/01/28 - RAAI Insured
----------------------------------------------------------------------------------------------------------------
             Healthcare - 8.1%

       1,500 Albemarle County Industrial Development Authority,           10/12 at 100.00        A2    1,558,215
              Virginia, Hospital Revenue Bonds, Martha Jefferson
              Hospital, Series 2002, 5.250%, 10/01/35

       2,000 Fredericksburg Industrial Development Authority, Virginia,    6/07 at 102.00       AAA    2,107,980
              Hospital Facilities Revenue Refunding Bonds, MediCorp
              Health System Obligated Group, Series 1996, 5.250%,
              6/15/23 - AMBAC Insured

       1,375 Fredericksburg Industrial Development Authority, Virginia,    6/12 at 100.00        A3    1,415,879
              Revenue Bonds, MediCorp Health System, Series 2002B,
              5.125%, 6/15/33

----
24

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  3,250 Hanover County Industrial Development Authority, Virginia,      No Opt. Call       AAA $  3,936,693
              Hospital Revenue Bonds, Memorial Regional Medical Center
              Project, Series 1995, 6.375%, 8/15/18 - MBIA Insured

       2,000 Hanover County Industrial Development Authority, Virginia,    8/05 at 102.00       AAA    2,047,980
              Hospital Revenue Bonds, Bon Secours Health System
              Projects, Series 1995, 5.500%, 8/15/25 - MBIA Insured

       2,000 Henrico County Economic Development Authority, Virginia,     11/12 at 100.00        A-    2,123,940
              Revenue Bonds, Bon Secours Health System Inc., Series
              2002A, 5.600%, 11/15/30

       2,320 Manassas Industrial Development Authority, Virginia,          4/13 at 100.00        A2    2,437,554
              Hospital Revenue Bonds, Prince William Hospital, Series
              2002, 5.250%, 4/01/33

             Medical College of Virginia Hospital Authority, General
              Revenue Bonds, Series 1998:
         500  5.250%, 7/01/14 - MBIA Insured                               7/08 at 102.00       AAA      539,305
       2,000  5.125%, 7/01/23 - MBIA Insured                               7/08 at 102.00       AAA    2,096,840

       2,785 Roanoke Industrial Development Authority, Virginia,           7/12 at 100.00       AAA    3,050,271
              Hospital Revenue Bonds, Carilion Health System, Series
              2002A, 5.500%, 7/01/19 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.0%

         960 Arlington County Industrial Development Authority,            5/10 at 100.00       Aaa    1,017,552
              Virginia, Multifamily Housing Revenue Bonds, Patrick Henry
              Apartments, Series 2000, 6.050%, 11/01/32 (Alternative
              Minimum Tax) (Mandatory put 11/01/20)

       1,105 Arlington County Industrial Development Authority,           11/10 at 102.00       AAA    1,189,997
              Virginia, Multifamily Housing Mortgage Revenue Bonds,
              Berkeley Apartments, Series 2000, 5.850%, 12/01/20
              (Alternative Minimum Tax)

       1,025 Chesterfield County Industrial Development Authority,         4/12 at 102.00       Aa2    1,075,153
              Virginia, GNMA Mortgage-Backed Securities Program,
              Multifamily Housing Revenue Bonds, Fore Courthouse Senior
              Apartments Project, Series 2002A, 5.600%, 10/20/31
              (Alternative Minimum Tax)

       1,200 Fairfax County Redevelopment and Housing Authority,           9/06 at 102.00       AAA    1,242,768
              Virginia, FHA-Insured Elderly Housing Mortgage Revenue
              Refunding Bonds, Little River Glen, Series 1996, 6.100%,
              9/01/26

       3,665 Henrico County Economic Development Authority, Virginia,      7/09 at 102.00       AAA    4,059,537
              GNMA Mortgage-Backed Securities Program Assisted Living
              Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39

       1,000 Lynchburg Redevelopment and Housing Authority, Virginia,      4/10 at 102.00       AAA    1,046,600
              Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
              6.200%, 1/20/40 (Alternative Minimum Tax)

       2,920 Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00       N/R    2,868,374
              Residential Rental Housing Revenue Bonds, Hamptons and
              Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
              (Alternative Minimum Tax)

         610 Virginia Housing Development Authority, Rental Housing        6/06 at 100.00       AA+      614,136
              Bonds, Series 2001L, 5.000%, 12/01/20
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.9%

         350 Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00       AAA      354,326
              Securities Program Home Mortgage Revenue Bonds, Series
              2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

       4,500 Virginia Housing Development Authority, Commonwealth          7/11 at 100.00       AAA    4,666,995
              Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
             Industrials - 1.6%

       2,250 Charles County Industrial Development Authority, Virginia,      No Opt. Call       BBB    2,325,960
              Solid Waste Disposal Facility Revenue Refunding Bonds, USA
              Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
              (Alternative Minimum Tax)

       2,000 Henrico County Industrial Development Authority, Virginia,      No Opt. Call       BB-    1,877,760
              Solid Waste Disposal Revenue Bonds, Browning-Ferris
              Industries of South Atlantic Inc., Series 1996A, 5.450%,
              1/01/14 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.9%

       1,000 Chesterfield County Health Center Commission, Virginia,      12/06 at 102.00       AAA    1,049,780
              GNMA Collateralized Mortgage Revenue Bonds, Lucy Corr
              Nursing Home Project, Series 1996, 5.875%, 12/01/21

         500 Fairfax County Redevelopment and Housing Authority,          12/06 at 103.00       AAA      525,270
              Virginia, FHA-Insured Multifamily Housing Revenue
              Refunding Bonds, Paul Spring Retirement Center, Series
              1996A, 6.000%, 12/15/28

----
25

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $    665 Henrico County Industrial Development Authority, Virginia,    7/05 at 100.00       AAA $    666,357
              FHA-Insured Nursing Facilities Mortgage Revenue Refunding
              Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%,
              7/01/19
----------------------------------------------------------------------------------------------------------------
             Materials - 2.3%

       2,500 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3    2,514,350
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax) (a)

       3,545 Isle of Wight County Industrial Development Authority,       10/05 at 101.00       BBB    3,592,680
              Virginia, Solid Waste Disposal Facilities Revenue Bonds,
              Union Camp Corporation Project, Series 1994, 6.550%,
              4/01/24 (Alternative Minimum Tax) (a)
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.8%

       1,100 Alexandria, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA    1,230,999
              2004B, 5.000%, 6/15/13

       1,000 Alexandria, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA    1,109,660
              2004C, 5.000%, 12/15/11

       1,955 Arlington County, Virginia, General Obligation Bonds,         5/15 at 100.00       AAA    2,190,089
              Series 2005, 5.000%, 5/15/16 (WI, settling 6/01/05)

       2,500 Bristol, Virginia, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA    2,675,875
              5.000%, 3/01/25 - FSA Insured

       1,285 Charlottesville, Virginia, General Obligation Public            No Opt. Call       AAA    1,244,574
              Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13

         480 Chesterfield County, Virginia, General Obligation Public      1/11 at 100.00       AAA      509,890
              Improvement Bonds, Series 2001, 5.000%, 1/15/21

       2,220 Loudoun County, Virginia, General Obligation Public             No Opt. Call       Aaa    2,492,749
              Improvement Bonds, Series 2005A, 5.000%, 7/01/14

         375 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       Aaa      411,131
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20

       1,185 Lynchburg, Virginia, General Obligation Bonds, Series 2004,   6/14 at 100.00        AA    1,291,117
              5.000%, 6/01/20

       2,355 Newport News, Virginia, General Obligation Bonds, General     7/13 at 100.00        AA    2,563,700
              Improvement and Water Projects, Series 2002A, 5.000%,
              7/01/18

             Newport News, Virginia, General Obligation Bonds, Series
             2003B:
       1,630  5.000%, 11/01/15                                            11/13 at 100.00        AA    1,798,118
       1,805  5.000%, 11/01/17                                            11/13 at 100.00        AA    1,970,591

       1,250 Newport News, Virginia, General Obligation Bonds, Series      7/14 at 101.00        AA    1,388,363
              2004A, 5.000%, 7/15/16

         500 Norfolk, Virginia, General Obligation Bonds, Series 2000,     7/10 at 101.00       AAA      538,755
              5.250%, 7/01/20 - FGIC Insured

       1,555 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A    1,664,503
              2000A, 6.000%, 6/01/20 - ACA Insured

       1,000 Pittsylvania County, Virginia, General Obligation Bonds,      3/11 at 102.00         A    1,069,400
              Series 2001B, 5.125%, 3/01/23

       2,240 Portsmouth, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA    2,485,437
              2003, 5.000%, 7/01/12 - FSA Insured

       1,000 Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00        AA    1,100,920
              Bonds, Series 2002A, 5.000%, 10/01/17

       1,000 Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00       AA+    1,081,330
              Improvement Bonds, Series 2001, 5.000%, 6/01/20

       2,000 Virginia Beach, Virginia, General Obligation Bonds, Series      No Opt. Call       AA+    2,221,580
              2004B, 5.000%, 5/01/13
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.2%

             Buena Vista Public Recreational Facilities Authority,
             Virginia, Lease Revenue Bonds, Golf Course Project, Series
             2005A:
         670  5.250%, 7/15/25 - ACA Insured                                7/15 at 100.00         A      698,006
         520  5.500%, 7/15/35 - ACA Insured                                7/15 at 100.00         A      544,336

       1,000 Caroline County Industrial Development Authority, Virginia,   6/12 at 102.00       Aaa    1,071,210
              Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 - AMBAC
              Insured

       1,090 Dinwiddie County Industrial Development Authority,            2/14 at 100.00       AAA    1,214,086
              Virginia, Lease Revenue Bonds, Series 2004B, 5.125%,
              2/15/15 - MBIA Insured

       1,500 Fairfax County Economic Development Authority, Virginia,      6/13 at 101.00       AA+    1,664,745
              Lease Revenue Bonds, Laurel Hill Public Facilities
              Project, Series 2003, 5.000%, 6/01/14

----
26

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $    860 Fairfax County Economic Development Authority, Virginia,      9/09 at 102.00        AA $    968,308
              Parking Revenue Bonds, Vienna II Metrorail Station
              Project, 1999 First Series, 6.000%, 9/01/18

       1,915 Front Royal and Warren County Industrial Development          4/14 at 100.00       AAA    2,088,231
              Authority, Virginia, Lease Revenue Bonds, Series 2004B,
              5.000%, 4/01/17 - FSA Insured

       3,950 Greater Richmond Convention Center Authority, Virginia,       6/15 at 100.00       AAA    4,347,686
              Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/17 -
              MBIA Insured

             Hampton Roads Regional Jail Authority, Virginia, Revenue
             Bonds, Regional Jail Facility, Series 2004:
       2,020  5.000%, 7/01/17 - MBIA Insured                               7/14 at 100.00       AAA    2,207,113
       1,625  5.000%, 7/01/18 - MBIA Insured                               7/14 at 100.00       AAA    1,770,307

       1,000 Harrisonburg, Virginia, General Obligation Public            12/10 at 102.00       AAA    1,128,750
              Recreational Facility Revenue Bonds, Series 2000, 5.750%,
              12/01/29 - FSA Insured

         665 Loudoun County, Virginia, Certificates of Participation,        No Opt. Call       AAA      742,466
              Series 1990E, 7.200%, 10/01/10 - AMBAC Insured

       1,840 Loudoun County Industrial Development Authority, Virginia,    3/13 at 100.00        AA    1,994,634
              Lease Revenue Refunding Bonds, Public Facility Project,
              Series 2003, 5.000%, 3/01/19

         675 Norfolk Redevelopment and Housing Authority, Virginia,       11/09 at 102.00       AA+      747,968
              Educational Facility Revenue Bonds, Community College
              System - Tidewater Community College Downtown Campus,
              Series 1999, 5.500%, 11/01/19

       1,000 Northampton County and Town Joint Industrial Development      2/13 at 101.00        AA    1,042,060
              Authority, Virginia, Lease Revenue Bonds, County Capital
              Projects, Series 2002, 5.000%, 2/01/33 - RAAI Insured

             Prince William County Industrial Development Authority,
             Virginia, Lease Revenue Bonds, ATCC Project, Series 1996:
       2,000  6.000%, 2/01/14                                              2/06 at 102.00       Aa3    2,063,520
       1,000  6.000%, 2/01/18                                              2/06 at 102.00       Aa3    1,030,090

       1,575 Prince William County, Virginia, Lease Participation          6/12 at 100.00       Aa2    1,734,028
              Certificates, Series 2002, 5.250%, 12/01/18

       1,500 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA    1,784,220
              Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
              MBIA Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA    1,127,990
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         135  5.250%, 7/01/27                                              7/12 at 100.00       BBB      143,178
         480  5.250%, 7/01/36                                              7/12 at 100.00       BBB      507,274

       2,000 Spotsylvania County Industrial Development Authority,         1/13 at 100.00       AAA    2,153,880
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003, 5.000%, 1/15/23 - AMBAC Insured

       1,645 Spotsylvania County Industrial Development Authority,         8/13 at 100.00       AAA    1,803,973
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003B, 5.125%, 8/01/23 - AMBAC Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB    2,279,900
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24

       1,700 Virginia Beach Development Authority, Public Facilities       5/15 at 100.00        AA    1,885,725
              Revenue Bonds, Series 2005A, 5.000%, 5/01/16 (WI, settling
              6/07/05)

       2,000 Virginia College Building Authority, Educational Facilities     No Opt. Call       AA+    2,193,400
              Revenue Bonds, 21st Century College Program, Series 2004A,
              5.000%, 2/01/11

       2,000 Virginia College Building Authority, Educational Facilities   2/12 at 100.00       AA+    2,120,720
              Revenue Bonds, 21st Century College Program, Series 2002A,
              5.000%, 2/01/22

       1,500 Virginia Transportation Board, Transportation Revenue         5/07 at 101.00       AA+    1,567,080
              Refunding Bonds, U.S. Route 58 Corridor Development
              Program, Series 1997C, 5.125%, 5/15/19

       3,125 Virginia Transportation Board, Transportation Revenue           No Opt. Call       AA+    3,487,750
              Bonds, Northern Virginia Transportation District Program,
              Series 2004A, 5.000%, 5/15/14

       2,000 Virginia Public Building Authority, Public Facilities           No Opt. Call       AA+    2,203,120
              Revenue Bonds, Series 2004B, 5.000%, 8/01/11

----
27

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,750 Virginia Public Building Authority, Public Facilities           No Opt. Call       AA+ $  3,078,213
              Revenue Bonds, Series 2005A, 5.000%, 8/01/15

       1,100 Virginia Public School Authority, School Financing Bonds,       No Opt. Call       AA+    1,211,716
              1997 Resolution, Series 2004C, 5.000%, 8/01/11

       1,000 Virginia Public School Authority, School Financing Bonds,     8/11 at 101.00       AA+    1,090,110
              1997 Resolution, Series 2001A, 5.000%, 8/01/16

             Virginia Resources Authority, Infrastructure Revenue Bonds,
             Pooled Loan Bond Program, Series 2002A:
       1,650  5.000%, 5/01/20                                              5/11 at 101.00        AA    1,756,342
         620  5.000%, 5/01/21                                              5/11 at 101.00        AA      658,614
----------------------------------------------------------------------------------------------------------------
             Transportation - 9.3%

       2,310 Capital Region Airport Authority, Richmond, Virginia,         7/15 at 100.00       AAA    2,495,077
              Revenue Bonds, Richmond International Airport, Series
              2005A, 5.000%, 7/01/22 - FSA Insured

       1,250 Chesapeake, Virginia, Chesapeake Expressway Toll Road         7/09 at 101.00      Baa1    1,341,975
              Revenue Bonds, Series 1999A, 5.625%, 7/15/19

       1,550 Loudoun County Industrial Development Authority, Virginia,    7/05 at 100.00       N/R    1,549,861
              Revenue Bonds, Washington Dulles Air Cargo LP, Series
              1992, 7.000%, 1/01/09 (Alternative Minimum Tax)

         495 Loudoun County Industrial Development Authority, Virginia,    1/06 at 102.00       N/R      490,956
              Revenue Bonds, Washington Dulles Air Cargo LP, Series
              1996, 6.500%, 1/01/09 (Alternative Minimum Tax)

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2001B:
       1,475  5.000%, 10/01/26 - MBIA Insured                             10/11 at 101.00       AAA    1,547,305
       1,250  5.000%, 10/01/31 - MBIA Insured                             10/11 at 101.00       AAA    1,304,063

         900 Metropolitan District of Columbia Airports Authority,        10/07 at 101.00       Aa3      932,940
              Virginia, Airport System Revenue Bonds, Series 1997B,
              5.500%, 10/01/23 (Alternative Minimum Tax)

         225 Metropolitan District of Columbia Airports Authority,        10/08 at 101.00       Aa3      230,724
              Virginia, Airport System Revenue Bonds, Series 1998A,
              5.000%, 10/01/28

       3,000 Norfolk Airport Authority, Virginia, Airport Revenue Bonds,   7/11 at 100.00       AAA    3,145,860
              Series 2001A, 5.125%, 7/01/31 - FGIC Insured

             Pocahontas Parkway Association, Virginia, Senior Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
       5,000  0.000%, 8/15/16                                               8/08 at 64.81        BB    2,708,750
       1,500  5.500%, 8/15/28                                              8/08 at 102.00        BB    1,483,395

       1,750 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    1,358,280
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,730 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA    1,999,638
              Refunding Bonds, Expressway System, Series 1998, 5.250%,
              7/15/22 - FGIC Insured

       1,485 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA    1,716,452
              Refunding Bonds, Expressway System, Series 2002, 5.250%,
              7/15/22 - FGIC Insured

       1,000 Virginia Port Authority, Revenue Bonds, Port Authority        7/07 at 101.00       AAA    1,046,960
              Facilities, Series 1997, 5.500%, 7/01/24 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 Virginia Resources Authority, Airports Revolving Fund         2/11 at 100.00       Aa2    1,073,250
              Revenue Bonds, Series 2001A, 5.250%, 8/01/23
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 9.3%

         750 Bristol, Virginia, General Obligation Utility System         11/12 at 102.00       AAA      839,850
              Revenue Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

       2,140 Brunswick County Industrial Development Authority,            7/06 at 102.00       AAA    2,241,885
              Virginia, Lease Revenue Bonds, State Correctional
              Facility, Series 1996, 5.500%, 7/01/17 (Pre-refunded to
              7/01/06) - MBIA Insured

         935 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA      992,858
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

         150 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA      161,210
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
              (Pre-refunded to 4/01/07)

----
28

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)
             Fairfax County Water Authority, Virginia, Water Revenue
              Refunding Bonds, Series 2002:
    $  1,810  5.375%, 4/01/21 (Pre-refunded to 4/01/12)                    4/12 at 100.00       AAA $  2,042,133
         200  5.000%, 4/01/27 (Pre-refunded to 4/01/12)                    4/12 at 100.00       AAA      221,090
       1,030 Greater Richmond Convention Center Authority, Virginia,       6/10 at 101.00      A***    1,181,667
              Hotel Tax Revenue Bonds, Convention Center Expansion
              Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded to
              6/15/10)
       1,000 Hampton Roads Regional Jail Authority, Virginia, Revenue      7/06 at 102.00       AAA    1,047,610
              Bonds, Regional Jail Facility, Series 1996A, 5.500%,
              7/01/24 (Pre-refunded to 7/01/06) - MBIA Insured
             Hampton, Virginia, General Obligation Public Improvement
              Bonds, Series 2000:
       1,500  5.750%, 2/01/17 (Pre-refunded to 2/01/10)                    2/10 at 102.00     AA***    1,701,750
       1,685  6.000%, 2/01/20 (Pre-refunded to 2/01/10)                    2/10 at 102.00     AA***    1,929,831
       1,750 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       Aaa    1,964,970
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20
              (Pre-refunded to 5/01/12)
       1,450 Loudoun County Industrial Development Authority, Virginia,    6/12 at 101.00    BBB***    1,683,929
              Hospital Revenue Bonds, Loudoun Hospital Center, Series
              2002A, 6.000%, 6/01/22 (Pre-refunded to 6/01/12)
       1,000 Middlesex County Industrial Development Authority,            8/09 at 102.00       AAA    1,134,220
              Virginia, Lease Revenue Bonds, School Facilities Project,
              Series 1999, 6.000%, 8/01/24 (Pre-refunded to 8/01/09) -
              MBIA Insured
         940 Peninsula Ports Authority of Virginia, Healthcare             8/06 at 100.00   BBB+***      946,580
              Facilities Revenue Refunding Bonds, Mary Immaculate
              Hospital, Series 1994, 7.000%, 8/01/17 (Pre-refunded to
              8/01/06)
             Puerto Rico Infrastructure Financing Authority, Special
              Obligation Bonds, Series 2000A:
         500  5.500%, 10/01/32                                            10/10 at 101.00       AAA      550,985
       1,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA    1,645,065
             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         365  5.250%, 7/01/27 (Pre-refunded to 7/01/12)                    7/12 at 100.00    BBB***      405,844
       1,320  5.250%, 7/01/36 (Pre-refunded to 7/01/12)                    7/12 at 100.00    BBB***    1,467,708
       2,000 Spotsylvania County, Virginia, Water and Sewerage System      6/07 at 102.00       AAA    2,135,260
              Revenue Bonds, Series 1997, 5.400%, 6/01/27 (Pre-refunded
              to 6/01/07) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 6.8%
             Bristol, Virginia, Utility System Revenue Refunding Bonds,
             Series 2003:
       1,115  5.000%, 7/15/17 - MBIA Insured                               7/13 at 100.00       AAA    1,214,213
       2,000  5.250%, 7/15/23 - MBIA Insured                               7/13 at 100.00       AAA    2,209,780
       2,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00        A3    2,258,500
              Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
              Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
       4,335 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA    5,997,603
              DRIVERS, Series 147, 10.443%, 1/01/09 (IF)
       2,500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA    2,681,000
             Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
             Richmond, Virginia, Public Utility Revenue Refunding Bonds,
             Series 2002:
       1,600  5.000%, 1/15/27 - FSA Insured                                1/12 at 100.00       AAA    1,682,224
       1,750  5.000%, 1/15/33 - FSA Insured                                1/12 at 100.00       AAA    1,828,575
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.8%
       1,000 Fairfax County Water Authority, Virginia, Water Revenue         No Opt. Call       AAA    1,130,880
              Refunding Bonds, Series 1997, 5.000%, 4/01/21
       2,045 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA    2,189,991
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
         115  5.375%, 4/01/21                                              4/12 at 100.00       AAA      126,823
         800  5.000%, 4/01/27                                              4/12 at 100.00       AAA      844,680
       1,395 Henry County Public Service Authority, Virginia, Water and      No Opt. Call       AAA    1,640,673
              Sewer Revenue Refunding Bonds, Series 2001, 5.500%,
              11/15/19 - FSA Insured
       1,015 James City Service Authority, Virginia, Water and Sewerage    1/13 at 101.00       AAA    1,119,038
              Revenue Bonds, Series 2003, 5.000%, 1/15/15 - FSA Insured

----
29

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  1,850 Leesburg, Virginia, Utility System Revenue Refunding Bonds,   7/07 at 102.00       AAA $  1,949,641
              Series 1997, 5.125%, 7/01/22 - MBIA Insured

       2,325 Loudoun County Sanitation Authority, Virginia, Water and      1/15 at 100.00       AA+    2,492,237
              Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26

       1,900 Prince William County Service Authority, Virginia, Water      7/08 at 101.00       AAA    1,928,443
              and Sewerage System Revenue Refunding Bonds, Series 1997,
              4.750%, 7/01/29 - FGIC Insured

         750 Virginia Beach, Virginia, Storm Water Utility Revenue         9/10 at 101.00       Aa3      846,960
              Bonds, Series 2000, 6.000%, 9/01/20

       1,000 Virginia Resources Authority, Sewerage System Revenue        10/05 at 102.00        AA    1,028,800
              Bonds, Hopewell Regional Wastewater Treatment Facility,
              Series 1995A, 6.000%, 10/01/25 (Alternative Minimum Tax)

       1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00       AAA    1,110,220
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds, Series 2000, RITES Series PA790R:
         500  9.872%, 10/01/14 (IF)                                       10/10 at 100.00       AAA      686,340
         410  9.872%, 10/01/15 (IF)                                       10/10 at 100.00       AAA      564,853
       1,900  9.872%, 10/01/16 (IF)                                       10/10 at 100.00       AAA    2,602,730

       2,485 Virginia Resources Authority, Water and Sewerage System       5/11 at 101.00        AA    2,727,357
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21
----------------------------------------------------------------------------------------------------------------
    $243,475 Total Long-Term Investments (cost $245,251,036) - 99.4%                                 260,576,281
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.6%                                                      1,451,443
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $262,027,724
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (IF)Inverse floating rate security.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
30

Statement of Assets and Liabilities
May 31, 2005

                                                            Maryland  Pennsylvania      Virginia
------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $106,646,593, $155,401,210 and
 $245,251,036, respectively)                           $112,633,808  $164,369,538  $260,576,281
Cash                                                        187,598            --     2,501,643
Receivables:
 Interest                                                 1,872,954     2,357,839     3,932,538
 Investments sold                                           105,000     1,110,080       125,000
 Shares sold                                                 92,365        48,982       565,318
Other assets                                                    231           333           512
------------------------------------------------------------------------------------------------
   Total assets                                         114,891,956   167,886,772   267,701,292
------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                   --     1,245,236            --
Payables:
 Investments purchased                                           --     2,672,822     4,080,935
 Shares redeemed                                             40,167        59,477       504,100
Accrued expenses:
 Management fees                                             52,290        74,586       118,320
 12b-1 distribution and service
   fees                                                      28,635        38,269        59,432
 Other                                                       38,302        55,622        74,292
Dividends payable                                           374,428       575,052       836,489
------------------------------------------------------------------------------------------------
   Total liabilities                                        533,822     4,721,064     5,673,568
------------------------------------------------------------------------------------------------
Net assets                                             $114,358,134  $163,165,708  $262,027,724
------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                             $ 44,384,872  $ 69,636,335  $164,054,436
Shares outstanding                                        4,128,389     6,582,291    14,847,526
Net asset value per share                              $      10.75  $      10.58  $      11.05
Offering price per share (net
 asset value per share
 plus maximum sales charge of 4.20% of offering price) $      11.22  $      11.04  $      11.53
------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                             $ 14,082,341  $ 11,999,483  $ 20,427,798
Shares outstanding                                        1,308,200     1,133,967     1,853,599
Net asset value and offering price
 per share                                             $      10.76  $      10.58  $      11.02
------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                             $ 15,565,495  $ 26,369,749  $ 24,137,200
Shares outstanding                                        1,449,532     2,499,477     2,188,348
Net asset value and offering price
 per share                                             $      10.74  $      10.55  $      11.03
------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                             $ 40,325,426  $ 55,160,141  $ 53,408,290
Shares outstanding                                        3,742,765     5,224,161     4,845,877
Net asset value and offering price
 per share                                             $      10.77  $      10.56  $      11.02
------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------
Capital paid-in                                        $108,307,681  $155,516,628  $246,377,951
Undistributed (Over-distribution
 of) net investment income                                  (61,966)      (88,201)     (156,327)
Accumulated net realized gain
 (loss) from investments                                    125,204    (1,231,047)      480,855
Net unrealized appreciation of
 investments                                              5,987,215     8,968,328    15,325,245
------------------------------------------------------------------------------------------------
Net assets                                             $114,358,134  $163,165,708  $262,027,724
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
31

Statement of Operations
Year Ended May 31, 2005

                                                                       Maryland Pennsylvania      Virginia
----------------------------------------------------------------------------------------------------------
Investment Income                                                   $5,467,287   $ 8,287,073  $12,838,984
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        606,066       863,264    1,331,275
12b-1 service fees - Class A                                            83,289       134,315      304,102
12b-1 distribution and service fees - Class B                          137,692       114,406      194,917
12b-1 distribution and service fees - Class C                          111,935       185,818      171,560
Shareholders' servicing agent fees and expenses                         79,297       121,281      151,730
Custodian's fees and expenses                                           40,435        50,872       70,456
Trustees' fees and expenses                                              2,590         3,653        6,078
Professional fees                                                       11,474        13,732       18,432
Shareholders' reports - printing and mailing expenses                   19,203        27,691       36,665
Federal and state registration fees                                      8,859         4,768        6,463
Other expenses                                                           5,785         7,840       11,204
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                           1,106,625     1,527,640    2,302,882
  Custodian fee credit                                                  (6,671)       (4,854)     (17,316)
----------------------------------------------------------------------------------------------------------
Net expenses                                                         1,099,954     1,522,786    2,285,566
----------------------------------------------------------------------------------------------------------
Net investment income                                                4,367,333     6,764,287   10,553,418
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments                                     207,583       378,112      571,794
Net change in unrealized appreciation (depreciation) of investments  4,074,605     6,046,434   10,026,239
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                     4,282,188     6,424,546   10,598,033
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $8,649,521   $13,188,833  $21,151,451
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Changes in Net Assets

                                                  Maryland                  Pennsylvania                  Virginia
                                         --------------------------  --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/05       5/31/04       5/31/05       5/31/04       5/31/05       5/31/04
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  4,367,333  $  4,452,929  $  6,764,287  $  7,110,798  $ 10,553,418  $ 11,308,622
Net realized gain from investments            207,583       226,259       378,112       267,831       571,794       727,148
Net change in unrealized appreciation
 (depreciation) of investments              4,074,605    (4,862,870)    6,046,434    (7,230,063)   10,026,239   (10,232,220)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            8,649,521      (183,682)   13,188,833       148,566    21,151,451     1,803,550
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (1,716,698)   (1,556,392)   (2,907,260)   (2,937,596)   (6,711,106)   (7,101,328)
 Class B                                     (491,746)     (530,465)     (434,695)     (459,964)     (764,789)     (867,421)
 Class C                                     (540,574)     (528,158)     (944,880)     (887,620)     (886,180)     (951,545)
 Class R                                   (1,754,283)   (1,878,574)   (2,537,129)   (2,670,359)   (2,432,617)   (2,599,234)
From accumulated net realized gains
 from investments:
 Class A                                      (33,265)           --            --            --      (373,355)     (241,641)
 Class B                                      (11,480)           --            --            --       (51,105)      (35,506)
 Class C                                      (12,016)           --            --            --       (57,483)      (36,862)
 Class R                                      (32,141)           --            --            --      (130,976)      (85,099)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (4,592,203)   (4,493,589)   (6,823,964)   (6,955,539)  (11,407,611)  (11,918,636)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               12,546,760    15,925,560    15,673,677    15,415,514    37,663,585    26,660,856
Proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,867,400     2,718,271     3,673,629     3,616,350     5,781,628     5,767,755
----------------------------------------------------------------------------------------------------------------------------
                                           15,414,160    18,643,831    19,347,306    19,031,864    43,445,213    32,428,611
Cost of shares redeemed                   (12,295,269)  (11,993,445)  (17,324,346)  (20,133,290)  (29,634,066)  (36,163,520)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions               3,118,891     6,650,386     2,022,960    (1,101,426)   13,811,147    (3,734,909)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       7,176,209     1,973,115     8,387,829    (7,908,399)   23,554,987   (13,849,995)
Net assets at the beginning of year       107,181,925   105,208,810   154,777,879   162,686,278   238,472,737   252,322,732
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year            $114,358,134  $107,181,925  $163,165,708  $154,777,879  $262,027,724  $238,472,737
----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $    (61,966) $     74,002  $    (88,201) $       (426) $   (156,327) $    100,135
----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC") the Funds' previous adviser, and its affiliate, Nuveen Advisory Institutional Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, Pennsylvania and Virginia had outstanding when-issued purchase commitments of $2,672,822 and $4,080,935, respectively. There were no such outstanding purchase commitments in Maryland.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. An investor purchasing Class C


----
34

Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2005, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such instruments during the fiscal year ended May 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                              Maryland
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/05                   5/31/04
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    701,742  $  7,424,896     851,247  $  8,967,783
 Class A - automatic conversion of
   Class B shares                            10,425       111,317          --            --
 Class B                                    146,715     1,562,918     181,559     1,933,202
 Class C                                    213,206     2,261,180     378,098     4,002,015
 Class R                                    111,604     1,186,449      97,066     1,022,560
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     99,004     1,048,710      84,544       894,516
 Class B                                     21,068       223,402      20,893       221,387
 Class C                                     29,255       309,486      27,635       292,219
 Class R                                    121,153     1,285,802     123,534     1,310,149
---------------------------------------------------------------------------------------------
                                          1,454,172    15,414,160   1,764,576    18,643,831
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (370,715)   (3,944,200)   (394,669)   (4,164,283)
 Class B                                   (231,050)   (2,455,461)   (215,631)   (2,275,497)
 Class B - automatic conversion to
   Class A shares                           (10,411)     (111,317)         --            --
 Class C                                   (160,185)   (1,697,474)   (244,169)   (2,565,326)
 Class R                                   (385,622)   (4,086,817)   (283,816)   (2,988,339)
---------------------------------------------------------------------------------------------
                                         (1,157,983)  (12,295,269) (1,138,285)  (11,993,445)
---------------------------------------------------------------------------------------------
Net increase                                296,189  $  3,118,891     626,291  $  6,650,386
---------------------------------------------------------------------------------------------


----
35

                                                             Pennsylvania
                                         ---------------------------------------------------
                                                 Year Ended                Year Ended
                                                  5/31/05                    5/31/04
                                         -------------------------  ------------------------
                                              Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    770,240    $ 8,040,626     735,138  $  7,594,148
 Class A - automatic conversion of
   Class B shares                             8,023         84,555          --            --
 Class B                                    119,196      1,244,249     113,633     1,175,174
 Class C                                    432,036      4,473,769     497,736     5,133,235
 Class R                                    175,235      1,830,478     146,357     1,512,957
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    132,135      1,372,140     129,645     1,343,663
 Class B                                     15,759        163,695      15,884       164,713
 Class C                                     41,423        429,033      38,505       398,047
 Class R                                    164,885      1,708,761     165,239     1,709,927
---------------------------------------------------------------------------------------------
                                          1,858,932     19,347,306   1,842,137    19,031,864
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (672,849)    (6,997,813) (1,043,221)  (10,737,316)
 Class B                                   (178,698)    (1,859,724)   (145,581)   (1,498,859)
 Class B - automatic conversion to
   Class A shares                            (8,023)       (84,555)         --            --
 Class C                                   (255,760)    (2,640,694)   (295,175)   (3,029,609)
 Class R                                   (553,079)    (5,741,560)   (471,832)   (4,867,506)
---------------------------------------------------------------------------------------------
                                         (1,668,409)   (17,324,346) (1,955,809)  (20,133,290)
---------------------------------------------------------------------------------------------
Net increase (decrease)                     190,523    $ 2,022,960    (113,672) $ (1,101,426)
---------------------------------------------------------------------------------------------

                                                               Virginia
                                         ---------------------------------------------------
                                                 Year Ended                Year Ended
                                                  5/31/05                    5/31/04
                                         -------------------------  ------------------------
                                              Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  2,518,463   $ 27,517,741   1,459,905  $ 15,852,410
 Class A - automatic conversion of
   Class B shares                             3,194         34,618          --            --
 Class B                                    143,844      1,563,480     280,478     3,028,562
 Class C                                    433,024      4,718,217     461,818     5,018,163
 Class R                                    352,038      3,829,529     255,637     2,761,721
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    297,086      3,224,623     299,038     3,244,188
 Class B                                     37,096        401,542      41,627       450,644
 Class C                                     33,918        367,560      32,517       352,177
 Class R                                    165,086      1,787,903     158,933     1,720,746
---------------------------------------------------------------------------------------------
                                          3,983,749     43,445,213   2,989,953    32,428,611
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (1,620,441)   (17,605,372) (2,082,302)  (22,532,405)
 Class B                                   (281,489)    (3,050,976)   (289,139)   (3,137,261)
 Class B - automatic conversion to
   Class A shares                            (3,202)       (34,618)         --            --
 Class C                                   (355,891)    (3,858,204)   (505,179)   (5,450,760)
 Class R                                   (467,547)    (5,084,896)   (467,129)   (5,043,094)
---------------------------------------------------------------------------------------------
                                         (2,728,570)   (29,634,066) (3,343,749)  (36,163,520)
---------------------------------------------------------------------------------------------
Net increase (decrease)                   1,255,179  $  13,811,147    (353,796) $ (3,734,909)
---------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the year ended May 31, 2005, were as follows:

                                            Maryland Pennsylvania    Virginia
-----------------------------------------------------------------------------
Purchases                                $11,589,456  $38,560,507 $61,261,742
Sales and maturities                       8,350,214   32,575,388  45,043,966
-----------------------------------------------------------------------------


----
36

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2005, the cost of investments was as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Cost of investments                      $106,617,324  $155,330,356  $245,028,830
----------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                            $  6,356,643  $  9,074,965  $ 16,303,645
 Depreciation                                (340,159)      (35,783)     (756,194)
----------------------------------------------------------------------------------
Net unrealized appreciation of
 investments                             $  6,016,484  $  9,039,182  $ 15,547,451
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Undistributed net tax-exempt income*     $    266,870  $    413,248  $    350,244
Undistributed net ordinary income**            16,323         2,749         4,600
Undistributed net long-term capital
 gains                                        125,204            --       583,967
----------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,461,809  $  6,813,746  $ 10,862,723
Distributions from net ordinary income**       45,291            --        34,057
Distributions from net long-term
 capital gains                                 88,902            --       612,919
----------------------------------------------------------------------------------

2004                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,461,777  $  6,974,173  $ 11,520,643
Distributions from net ordinary income**       12,282            --        33,965
Distributions from net long-term
 capital gains                                     --            --       399,107
----------------------------------------------------------------------------------

             ** Net ordinary income consists of taxable market
              discount income and net short-term capital gains, if any.

             At May 31, 2005, Pennsylvania had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      Pennsylvania
             -----------------------------------------------------
             Expiration year:
              2009                                      $1,038,026
              2010                                         193,021
             -----------------------------------------------------
             Total                                      $1,231,047
             -----------------------------------------------------


----
37

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is the funds' effective management fees were reduced by approximately .0100%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.


----
38

The Adviser may voluntarily reimburse expenses in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the year ended May 31, 2005, Nuveen (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Sales charges collected (unaudited)      $111,893     $110,086 $266,636
    Paid to authorized dealers (unaudited)     96,935       96,717  232,638
    -----------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Commission advances (unaudited)           $78,678      $88,588 $133,838
    -----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)          $135,944     $127,482 $185,732
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2005, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    CDSC retained (unaudited)                 $49,826      $15,819  $59,729
    -----------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event -- Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 9, 2005, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Dividend per share:
     Class A                                   $.0360       $.0375   $.0360
     Class B                                    .0295        .0310    .0295
     Class C                                    .0315        .0330    .0310
     Class R                                    .0380        .0395    .0380
    -----------------------------------------------------------------------


----
39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -------


MARYLAND




                                           Net
              Beginning         Net  Realized/             Net                  Ending             Ending
                    Net     Invest- Unrealized         Invest-                     Net                Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
   2005          $10.36        $.43      $ .41  $ .84    $(.44)   $(.01) $(.45) $10.75      8.21% $44,385
   2004           10.83         .45       (.47)  (.02)    (.45)      --   (.45)  10.36      (.15)  38,219
   2003           10.24         .48        .60   1.08     (.49)      --   (.49)  10.83     10.74   34,069
   2002           10.14         .50        .09    .59     (.49)      --   (.49)  10.24      5.88   29,178
   2001            9.55         .48        .58   1.06     (.47)      --   (.47)  10.14     11.36   26,137
Class B (3/97)
   2005           10.38         .35        .40    .75     (.36)    (.01)  (.37)  10.76      7.31   14,082
   2004           10.84         .37       (.45)  (.08)    (.38)      --   (.38)  10.38      (.78)  14,340
   2003           10.26         .40        .59    .99     (.41)      --   (.41)  10.84      9.81   15,125
   2002           10.15         .42        .10    .52     (.41)      --   (.41)  10.26      5.18   10,588
   2001            9.56         .41        .58    .99     (.40)      --   (.40)  10.15     10.53    6,474
Class C (9/94)
   2005           10.35         .37        .41    .78     (.38)    (.01)  (.39)  10.74      7.67   15,565
   2004           10.82         .39       (.46)  (.07)    (.40)      --   (.40)  10.35      (.66)  14,158
   2003           10.24         .42        .59   1.01     (.43)      --   (.43)  10.82     10.08   13,049
   2002           10.14         .44        .09    .53     (.43)      --   (.43)  10.24      5.32    7,925
   2001            9.56         .43        .57   1.00     (.42)      --   (.42)  10.14     10.64    6,046
Class R (2/92)
   2005           10.39         .45        .40    .85     (.46)    (.01)  (.47)  10.77      8.33   40,325
   2004           10.85         .47       (.45)   .02     (.48)      --   (.48)  10.39       .17   40,465
   2003           10.27         .50        .59   1.09     (.51)      --   (.51)  10.85     10.86   42,967
   2002           10.16         .52        .10    .62     (.51)      --   (.51)  10.27      6.20   40,444
   2001            9.58         .50        .57   1.07     (.49)      --   (.49)  10.16     11.41   40,619
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
MARYLAND      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/94)
   2005            .89%    4.01%      .89%    4.01%      .89%    4.02%         8%
   2004            .92     4.25       .92     4.25       .91     4.26          8
   2003            .93     4.53       .93     4.53       .91     4.55         12
   2002            .97     4.84       .97     4.84       .96     4.85          4
   2001           1.00     4.82      1.00     4.82       .98     4.84         28
Class B (3/97)
   2005           1.64     3.26      1.64     3.26      1.64     3.27          8
   2004           1.67     3.50      1.67     3.50      1.66     3.51          8
   2003           1.68     3.78      1.68     3.78      1.66     3.79         12
   2002           1.72     4.08      1.72     4.08      1.71     4.09          4
   2001           1.74     4.08      1.74     4.08      1.73     4.09         28
Class C (9/94)
   2005           1.44     3.46      1.44     3.46      1.44     3.47          8
   2004           1.47     3.70      1.47     3.70      1.46     3.71          8
   2003           1.48     3.98      1.48     3.98      1.46     3.99         12
   2002           1.52     4.28      1.52     4.28      1.51     4.29          4
   2001           1.55     4.28      1.55     4.28      1.53     4.29         28
Class R (2/92)
   2005            .69     4.21       .69     4.21       .69     4.22          8
   2004            .72     4.45       .72     4.45       .71     4.46          8
   2003            .73     4.73       .73     4.73       .71     4.75         12
   2002            .77     5.03       .77     5.03       .76     5.05          4
   2001            .80     5.03       .80     5.03       .78     5.04         28
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations       Less Distributions
                                                   ---------------------------  ----------------------


PENNSYLVANIA




                                                                    Net
                                         Beginning       Net  Realized/             Net                 Ending
                                               Net   Invest- Unrealized         Invest-                    Net
                                             Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                           Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2005                                       $10.16      $.45     $  .42  $ .87    $(.45)    $ -- $(.45) $10.58      8.72%
 2004                                        10.60       .47       (.45)   .02     (.46)      --  (.46)  10.16       .16
 2003                                        10.16       .48        .45    .93     (.49)      --  (.49)  10.60      9.36
 2002                                        10.06       .51        .11    .62     (.52)      --  (.52)  10.16      6.39
 2001                                         9.38       .53        .66   1.19     (.51)      --  (.51)  10.06     12.81
Class B (2/97)
 2005                                        10.16       .37        .42    .79     (.37)      --  (.37)  10.58      7.94
 2004                                        10.61       .39       (.46)  (.07)    (.38)      --  (.38)  10.16      (.63)
 2003                                        10.17       .40        .46    .86     (.42)      --  (.42)  10.61      8.59
 2002                                        10.07       .44        .11    .55     (.45)      --  (.45)  10.17      5.54
 2001                                         9.40       .46        .65   1.11     (.44)      --  (.44)  10.07     11.97
Class C (2/94)
 2005                                        10.13       .39        .43    .82     (.40)      --  (.40)  10.55      8.19
 2004                                        10.57       .41       (.45)  (.04)    (.40)      --  (.40)  10.13      (.37)
 2003                                        10.14       .42        .44    .86     (.43)      --  (.43)  10.57      8.70
 2002                                        10.04       .46        .11    .57     (.47)      --  (.47)  10.14      5.74
 2001                                         9.37       .48        .65   1.13     (.46)      --  (.46)  10.04     12.21
Class R (2/97)
 2005                                        10.14       .47        .42    .89     (.47)      --  (.47)  10.56      8.99
 2004                                        10.58       .49       (.45)   .04     (.48)      --  (.48)  10.14       .39
 2003                                        10.15       .50        .44    .94     (.51)      --  (.51)  10.58      9.52
 2002                                        10.05       .54        .11    .65     (.55)      --  (.55)  10.15      6.53
 2001                                         9.38       .55        .65   1.20     (.53)      --  (.53)  10.05     13.01
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
PENNSYLVANIA                                     -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                         (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2005                                    $69,636      .89%    4.31%      .89%    4.31%      .88%    4.31%        21%
 2004                                     64,455      .90     4.51       .90     4.51       .90     4.52          6
 2003                                     69,120      .92     4.63       .92     4.63       .91     4.63         15
 2002                                     64,526      .97     5.04       .97     5.04       .96     5.05         16
 2001                                     60,278     1.00     5.37      1.00     5.37       .98     5.38         21
Class B (2/97)
 2005                                     11,999     1.64     3.56     `1.64     3.56      1.63     3.56         21
 2004                                     12,051     1.65     3.76      1.65     3.76      1.65     3.77          6
 2003                                     12,747     1.66     3.87      1.66     3.87      1.66     3.88         15
 2002                                     11,691     1.72     4.28      1.72     4.28      1.71     4.29         16
 2001                                      9,440     1.75     4.62      1.75     4.62      1.73     4.63         21
Class C (2/94)
 2005                                     26,370     1.44     3.76      1.44     3.76      1.43     3.76         21
 2004                                     23,124     1.45     3.96      1.45     3.96      1.45     3.97          6
 2003                                     21,579     1.46     4.08      1.46     4.08      1.45     4.09         15
 2002                                     14,028     1.52     4.47      1.52     4.47      1.51     4.49         16
 2001                                     10,152     1.55     4.82      1.55     4.82      1.53     4.83         21
Class R (2/97)
 2005                                     55,160      .69     4.51       .69     4.51       .68     4.52         21
 2004                                     55,148      .70     4.71       .70     4.71       .70     4.72          6
 2003                                     59,240      .72     4.83       .72     4.83       .71     4.83         15
 2002                                     56,836      .77     5.24       .77     5.24       .76     5.25         16
 2001                                     55,290      .80     5.57       .80     5.57       .78     5.58         21
--------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


VIRGINIA




                                                                    Net
                                         Beginning       Net  Realized/             Net                   Ending
                                               Net   Invest- Unrealized         Invest-                      Net
                                             Asset      ment       Gain            ment  Capital           Asset     Total
Year Ended May 31,                           Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)
----------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2005                                       $10.62      $.47      $ .47  $ .94    $(.48)   $(.03) $(.51) $11.05       9.02%
 2004                                        11.06       .51       (.42)   .09     (.51)    (.02)  (.53)  10.62        .84
 2003                                        10.65       .52        .44    .96     (.53)    (.02)  (.55)  11.06       9.26
 2002                                        10.69       .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69
 2001                                        10.10       .54        .58   1.12     (.53)      --   (.53)  10.69      11.27
Class B (2/97)
 2005                                        10.59       .39        .47    .86     (.40)    (.03)  (.43)  11.02       8.26
 2004                                        11.04       .42       (.41)   .01     (.44)    (.02)  (.46)  10.59        .02
 2003                                        10.63       .44        .45    .89     (.46)    (.02)  (.48)  11.04       8.49
 2002                                        10.67       .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93
 2001                                        10.10       .46        .56   1.02     (.45)      --   (.45)  10.67      10.26
Class C (10/93)
 2005                                        10.60       .41        .47    .88     (.42)    (.03)  (.45)  11.03       8.44
 2004                                        11.04       .44       (.41)   .03     (.45)    (.02)  (.47)  10.60        .28
 2003                                        10.63       .46        .44    .90     (.47)    (.02)  (.49)  11.04       8.67
 2002                                        10.67       .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13
 2001                                        10.10       .48        .57   1.05     (.48)      --   (.48)  10.67      10.50
Class R (2/97)
 2005                                        10.59       .49        .48    .97     (.51)    (.03)  (.54)  11.02       9.28
 2004                                        11.04       .53       (.42)   .11     (.54)    (.02)  (.56)  10.59        .97
 2003                                        10.63       .54        .45    .99     (.56)    (.02)  (.58)  11.04       9.52
 2002                                        10.67       .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93
 2001                                        10.10       .56        .56   1.12     (.55)      --   (.55)  10.67      11.32
----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ----------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
VIRGINIA                                           -----------------  -----------------  -----------------
                                                               Ratio              Ratio              Ratio
                                                              of Net             of Net             of Net
                                                             Invest-            Invest-            Invest-
                                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                   Expenses   Income  Expenses   Income  Expenses   Income
                                            Ending       to       to        to       to        to       to
                                               Net  Average  Average   Average  Average   Average  Average  Portfolio
                                            Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                           (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2005                                    $164,054       .86%    4.32%      .86%    4.32%      .85%    4.33%        18%
 2004                                     144,911       .87     4.65       .87     4.65       .86     4.66         10
 2003                                     154,509       .88     4.82       .88     4.82       .87     4.84         16
 2002                                     141,987       .89     5.08       .89     5.08       .88     5.09         11
 2001                                     136,248       .91     5.14       .91     5.14       .90     5.14         17
Class B (2/97)
 2005                                      20,428      1.61     3.58      1.61     3.58      1.60     3.59         18
 2004                                      20,735      1.62     3.90      1.62     3.90      1.61     3.91         10
 2003                                      21,242      1.63     4.07      1.63     4.07      1.62     4.08         16
 2002                                      16,461      1.64     4.33      1.64     4.33      1.63     4.34         11
 2001                                      13,094      1.66     4.38      1.66     4.38      1.65     4.39         17
Class C (10/93)
 2005                                      24,137      1.41     3.77      1.41     3.77      1.40     3.78         18
 2004                                      22,017      1.42     4.10      1.42     4.10      1.41     4.11         10
 2003                                      23,054      1.43     4.27      1.43     4.27      1.42     4.28         16
 2002                                      16,933      1.44     4.53      1.44     4.53      1.43     4.54         11
 2001                                      15,468      1.46     4.59      1.46     4.59      1.45     4.59         17
Class R (2/97)
 2005                                      53,408       .66     4.53       .66     4.53       .65     4.54         18
 2004                                      50,810       .67     4.85       .67     4.85       .66     4.86         10
 2003                                      53,519       .68     5.02       .68     5.02       .67     5.04         16
 2002                                      50,502       .69     5.28       .69     5.28       .68     5.29         11
 2001                                      52,203       .71     5.34       .71     5.34       .71     5.34         17
----------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended May 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 28, 2005


----
43

            ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS

   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").

The Approval Process

   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group; information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.

   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the


----
44

Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and the Adviser

   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group if available. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

   1. Fees and Expenses

   In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

   2. Comparisons with the Fees of Other Clients

   The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. Profitability of the Adviser

   In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees


----
45
recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the


----
46
transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.

G. Approval

   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.


----
47

                                     Notes

--------------------------------------------------------------------------------
48

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                                                                                          Portfolios in
Name,                        Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate                    Held with        Elected or    Including other Directorships                  Overseen by
and Address                  the Funds       Appointed/(2)/ During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger/(1)/ Chairman of the     1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                      Board and                      Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive          Trustee                        LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                           (since 1996) of Nuveen Advisory Corp. and
                                                            Nuveen Institutional Advisory Corp./4/;
                                                            Chairman and Director (since 1997) of Nuveen
                                                            Asset Management; Director (since 1996) of
                                                            Institutional Capital Corporation; Chairman
                                                            and Director (since 1999) of Rittenhouse
                                                            Asset Management, Inc.; Chairman of Nuveen
                                                            Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Trustee             1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Trustee             1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                     The Northern Trust Company; Director,
333 W. Wacker Drive                                         Community Advisory Board for Highland Park
Chicago, IL 60606                                           and Highwood, United Way of the North Shore
                                                            (since 2002).


-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Trustee             1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                    private philanthropic corporation (since
333 W. Wacker Drive                                         1996); Director and Vice Chairman, United
Chicago, IL 60606                                           Fire Group, a publicly held company; Adjunct
                                                            Faculty Member, University of Iowa;
                                                            Director, Gazette Companies; Life Trustee of
                                                            Coe College; Director, Iowa College
                                                            Foundation; formerly, Director, Alliant
                                                            Energy; formerly Director, Federal Reserve
                                                            Bank of Chicago; formerly, President and
                                                            Chief Operating Officer, SCI Financial
                                                            Group, Inc., a regional financial services
                                                            firm.


-----------------------------------------------------------------------------------------------------------------------
William C. Hunter            Trustee             2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                     School of Business at the University of
333 W. Wacker Drive                                         Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                           Vice President and Director of Research at
                                                            the Federal Reserve Bank of Chicago
                                                            (1995-2003); Director (since 1997), Credit
                                                            Research Center at Georgetown University;
                                                            Director of Xerox Corporation (since 2004).


-----------------------------------------------------------------------------------------------------------------------
David J. Kundert             Trustee             2005       Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                    Asset Management, President and CEO, Banc
333 W. Wacker Drive                                         One Investment Advisors Corporation, and
Chicago, IL 60606                                           President, One Group Mutual Funds; prior
                                                            thereto, Executive Vice President, Banc One
                                                            Corporation and Chairman and CEO, Banc One
                                                            Investment Management Group; Board of
                                                            Regents, Luther College; currently a member
                                                            of the American and Wisconsin Bar
                                                            Associations.

----
49

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                Position(s)     Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed/(2)/ During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                            Operating Officer, (retired, 2004);
333 W. Wacker Drive                                Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                  estate investment company; formerly, Vice
                                                   President, Miller-Valentine Realty, a
                                                   construction company; Board Member and Chair
                                                   of the Finance Committee, member of the
                                                   Audit Committee of Premier Health Partners,
                                                   the not-for-profit company of Miami Valley
                                                   Hospital; Board Member, formerly Chair,
                                                   Dayton Development Coalition; President,
                                                   Dayton Philharmonic Orchestra Association,
                                                   formerly, Member, Community Advisory Board,
                                                   National City Bank, Dayton, Ohio and
                                                   Business Advisory Council, Cleveland Federal
                                                   Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005       Senior Vice President for Business and             155
1/22/50                                            Finance (since 1997), Northwestern
333 W. Wacker Drive                                University; Director (since 2003), Chicago
Chicago, IL 60606                                  Board of Options Exchange; Director (since
                                                   2003), National Mentor Holdings, a
                                                   privately-held, national provider of home
                                                   and community-based services; Chairman
                                                   (since 1997), Board of Directors, Rubicon,
                                                   an insurance company owned by Northwestern
                                                   University; Director (since 1997), Evanston
                                                   Chamber of Commerce and Evanston Inventure,
                                                   a business development organization.

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                Position(s)     Year First                                                  Fund Complex
Birthdate            Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed/(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                       formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp./4/;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Managing Director
                                                   (since 2004) and Assistant Secretary (since
                                                   1994) of Nuveen Investments, Inc.; Assistant
                                                   Secretary of NWQ Investment Management
                                                   Company, LLC (since 2002); Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004       Managing Director (since 2005), previously,        155
9/22/63                                            Vice President (since 2002), formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1999) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Chartered Financial
                                                   Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                 Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                     Nuveen Investments, LLC.
Chicago, IL 60606

----
50

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                 Position(s)     Year First                                                  Fund Complex
Birthdate             Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed/(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                 (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                 of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                   Vice President and Treasurer of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp./4/ (since 1999); Vice
                                                    President and Treasurer of Nuveen Asset
                                                    Management (since 2002) and of Nuveen
                                                    Investments Advisers Inc.; Assistant
                                                    Treasurer of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Treasurer of Nuveen Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                 General Counsel (since 1998); formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1998) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Vice President
                                                    (since 2002) and Assistant Secretary (since
                                                    1998), formerly, Assistant Vice President of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/; and (since
                                                    2005) Nuveen Asset Management.


---------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998       Managing Director (since 2004) formerly,           155
10/24/45                                            Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                 Managing Director (since 2004) formerly,
Chicago, IL 60606                                   Vice President (since 1998) of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp./4/; Managing Director (since
                                                    2005) of Nuveen Asset Management.


---------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                              Investments, LLC; Managing Director (since
333 W. Wacker Drive                                 2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                   of Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/; Managing
                                                    Director (since 2001) of Nuveen Asset
                                                    Management; Vice President (since 2002) of
                                                    Nuveen Investment Advisers Inc.; Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                Controller (since 1998) of Nuveen
333 W. Wacker Drive                                 Investments, LLC; formerly, Vice President
Chicago, IL 60606                                   and Funds Controller (1998-2004) of Nuveen
                                                    Investments, Inc.; Certified Public
                                                    Accountant.


---------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004       Vice President and Deputy Director of              155
4/13/56               and Chief                     Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                    Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                       Advisers Inc., Nuveen Asset Management and
                                                    Rittenhouse Asset Management, Inc.;
                                                    previously, Vice President and Deputy
                                                    Director of Compliance (2004) of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp.;/4/ formerly, Senior Attorney
                                                    (1994 to 2004), The Northern Trust Company.


---------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000       Vice President (since 2000) of Nuveen              155
3/22/63                                             Investments, LLC; Certified Public
333 W. Wacker Drive                                 Accountant.
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002       Vice President (since 1999), of Nuveen             155
8/27/61                                             Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
51

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First                                                 Fund Complex
Birthdate           Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            155
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                Assistant Secretary of Nuveen Advisory Corp.
                                                 and Nuveen Institutional Advisory Corp./4/;
                                                 Vice President (since 2005) and Assistant
                                                 Secretary of Nuveen Investments, Inc. and of
                                                 Nuveen Asset Management; Vice President
                                                 (since 2000), Assistant Secretary and
                                                 Assistant General Counsel (since 1998) of
                                                 Rittenhouse Asset Management; Vice President
                                                 and Assistant Secretary of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Assistant Secretary of NWQ Investment
                                                 Management Company, LLC (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
52

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
53

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS1-0505D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                 Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
May 31, 2005                           to Funds        Billed to Funds   Billed to Funds  Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona Municipal Bond Fund                   8,022                   0              681                0
Colorado Municipal Bond Fund                  6,798                   0              298                0
Florida Municipal Bond Fund                  12,852                   0            2,206                0
Maryland Municipal Bond Fund                  8,347                   0              755                0
New Mexico Municipal Bond Fund                7,012                   0              369                0
Pennsylvania Municipal Bond Fund              9,495                   0            1,099                0
Virginia Municipal Bond Fund                 11,660                   0            1,685                0
                                  -----------------------------------------------------------------------
  Total                           $          64,186  $                0  $         7,093  $             0


                                           Percentage Approved Pursuant to Pre-approval Exception
                                  -----------------------------------------------------------------------
                                  Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
                                       to Funds        Billed to Funds   Billed to Funds  Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona Municipal Bond Fund                       0                   0                0                0
Colorado Municipal Bond Fund                      0                   0                0                0
Florida Municipal Bond Fund                       0                   0                0                0
Maryland Municipal Bond Fund                      0                   0                0                0
New Mexico Municipal Bond Fund                    0                   0                0                0
Pennsylvania Municipal Bond Fund                  0                   0                0                0
Virginia Municipal Bond Fund                      0                   0                0                0


Fiscal Year Ended                 Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
May 31, 2004                           to Funds        Billed to Funds   Billed to Funds  Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona Municipal Bond Fund                   8,405                   0              131                0
Colorado Municipal Bond Fund                  6,836                   0               54                0
Florida Municipal Bond Fund                  14,397                   0              434                0
Maryland Municipal Bond Fund                  8,513                   0              131                0
New Mexico Municipal Bond Fund                7,133                   0               69                0
Pennsylvania Municipal Bond Fund              9,779                   0              198                0
Virginia Municipal Bond Fund                 12,020                   0              306                0
                                  -----------------------------------------------------------------------
  Total                           $          67,083  $                0  $         1,323  $             0


                                            Percentage Approved Pursuant to Pre-approval Exception
                                  -----------------------------------------------------------------------
                                  Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
                                       to Funds        Billed to Funds   Billed to Funds  Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona Municipal Bond Fund                     N/A                 N/A              N/A              N/A
Colorado Municipal Bond Fund                    N/A                 N/A              N/A              N/A
Florida Municipal Bond Fund                     N/A                 N/A              N/A              N/A
Maryland Municipal Bond Fund                    N/A                 N/A              N/A              N/A
New Mexico Municipal Bond Fund                  N/A                 N/A              N/A              N/A
Pennsylvania Municipal Bond Fund                N/A                 N/A              N/A              N/A
Virginia Municipal Bond Fund                    N/A                 N/A              N/A              N/A

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                             Audit-Related Fees   Tax Fees Billed to     All Other Fees
                           Billed to Adviser and      Adviser and      Billed to Adviser
Fiscal Year Ended             Affiliated Fund       Affiliated Fund   and Affiliated Fund
May 31, 2005                 Service Providers     Service Providers   Service Providers
-----------------------------------------------------------------------------------------
Nuveen Multistate Trust I  $                   0  $          49,500  $                 0

                               Percentage Approved Pursuant to Pre-approval Exception
                           --------------------------------------------------------------
                             Audit-Related Fees   Tax Fees Billed to     All Other Fees
                           Billed to Adviser and      Adviser and      Billed to Adviser
                              Affiliated Fund       Affiliated Fund   and Affiliated Fund
                             Service Providers     Service Providers   Service Providers
                           --------------------------------------------------------------
                                               0%                  0%                   0%

The above "Tax Fees" are fees billed to the Adviser for Fund tax return preparation.

                             Audit-Related Fees   Tax Fees Billed to     All Other Fees
                           Billed to Adviser and      Adviser and      Billed to Adviser
Fiscal Year Ended             Affiliated Fund       Affiliated Fund   and Affiliated Fund
May 31, 2004                 Service Providers     Service Providers   Service Providers
-----------------------------------------------------------------------------------------
Nuveen Multistate Trust I  $                   0  $                0  $                 0

                               Percentage Approved Pursuant to Pre-approval Exception
                           --------------------------------------------------------------
                             Audit-Related Fees   Tax Fees Billed to     All Other Fees
                           Billed to Adviser and      Adviser and      Billed to Adviser
                              Affiliated Fund       Affiliated Fund   and Affiliated Fund
                             Service Providers     Service Providers   Service Providers
                           --------------------------------------------------------------
                                               0%                  0%                   0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                          Total Non-Audit Fees
                                                         billed to Adviser and
                                                        Affiliated Fund Service     Total Non-Audit Fees
                                                         Providers (engagements    billed to Adviser and
                                                        related directly to the   Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees  operations and financial    Providers (all other
May 31, 2005                        Billed to Trust     reporting of the Trust)         engagements)        Total
------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona Municipal Bond Fund                        681                    49,500                       0    50,181
Colorado Municipal Bond Fund                       298                    49,500                       0    49,798
Florida Municipal Bond Fund                      2,206                    49,500                       0    51,706
Maryland Municipal Bond Fund                       755                    49,500                       0    50,255
New Mexico Municipal Bond Fund                     369                    49,500                       0    49,869
Pennsylvania Municipal Bond Fund                 1,099                    49,500                       0    50,599
Virginia Municipal Bond Fund                     1,685                    49,500                       0    51,185
                                  --------------------------------------------------------------------------------
  Total                           $              7,093                            $                    0

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax Fees" billed to Adviser in the amount of $49,500 from previous table.

                                                          Total Non-Audit Fees
                                                         billed to Adviser and
                                                        Affiliated Fund Service     Total Non-Audit Fees
                                                         Providers (engagements    billed to Adviser and
                                                        related directly to the   Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees  operations and financial    Providers (all other
May 31, 2004                        Billed to Trust     reporting of the Trust)         engagements)        Total
------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Arizona Municipal Bond Fund                        131                         0                        0      131
Colorado Municipal Bond Fund                        54                         0                        0       54
Florida Municipal Bond Fund                        434                         0                        0      434
Maryland Municipal Bond Fund                       131                         0                        0      131
New Mexico Municipal Bond Fund                      69                         0                        0       69
Pennsylvania Municipal Bond Fund                   198                         0                        0      198
Virginia Municipal Bond Fund                       306                         0                        0      306
                                  --------------------------------------------------------------------------------
  Total                           $              1,323  $                      0  $                     0  $ 1,323

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date August 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date August 8, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.